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                                                                  EXHIBIT 10.11

                          PURCHASE OF SERVICE CONTRACT

                                     BETWEEN

                  THE CONNECTICUT DEPARTMENT OF SOCIAL SERVICES

                                       AND

                                       MCO

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PART I:     STANDARD CONNECTICUT CONTRACT TERMS

PART II:    GENERAL CONTRACT TERMS FOR MCOS

1.    DEFINITIONS

2.    DELEGATIONS OF AUTHORITY

3.    FUNCTIONS AND DUTIES OF THE MCO

      3.01  Provision of Services

      3.02  Non-Discrimination

      3.03  Gag Rules

      3.04  Coordination and Continuation of Care

      3.05  Emergency Services

      3.06  Geographic Coverage

      3.07  Choice of Health Professional

      3.08  Provider Network

      3.09  Network Adequacy and Maximum Enrollment Levels

      3.10  Provider Contracts

      3.11  Provider Credentialing and Enrollment

      3.12  Specialist Providers and the Referral Process

      3.13  PCP Selection, Scheduling and Capacity

      3.14  Family Planning Access and Confidentiality

      3.15  Pharmacy Access

      3.16  Mental Health and Substance Abuse Access

      3.17  Children's Issues and Preventive Care and Services

      3.18  HUSKY Plus

      3.19  Prenatal Care

      3.20  Dental Care

      3.21  Pre-Existing Conditions

      3.22  Prior Authorization

      3.23  Newborn Enrollment

      3.24  Acute Care Hospitalization at Time of Enrollment or Disenrollment

      3.25  Open Enrollment

      3.26  Special Disenrollment

      3.27  Linguistic Access

      3.28  Services to Members

      3.29  Information to Potential Members

      3.30  DSS Marketing Guidelines

      3.31  Health Education

      3.32  Quality Assessment and Performance Improvement

      3.33  Inspection of Facilities

      3.34  Examination of Records

      3.35  Medical Records

      3.36  Audit Liabilities

      3.37  Clinical Data Reporting

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      3.38  Utilization Management

      3.39  Financial Records

      3.40  Insurance

      3.41  Subcontracting for Services

      3.42  Timely Payment of Claims

      3.43  Insolvency Protection

      3.44  Fraud and Abuse

4.    MCO RESPONSIBILITY CONCERNING PAYMENTS MADE ON BEHALF OF THE MEMBER

      4.01 Deductibles, Coinsurance, Annual Benefit Maximums, and Lifetime Benefit Maximums

      4.02  Payments for Noncovered Services

      4.03  Cost-Sharing Exemption for American Indian/Native American Children

      4.04  Copayments

      4.05  Copayments Prohibited

      4.06  Maximum Annual Aggregate Cost-sharing Limits for Copayments

      4.07  Tracking Copayments

      4.08  Amount of Premium Paid

      4.09  Billing and Collecting the Premium Payments

      4.10  Notification of Premium Payments Due

      4.11  Notification of Non-payment of the Premium Payments

      4.12  Past Due Premium Payments Paid

      4.13  Resumption of Services if the Child is Re-enrolled

      4.14  Overpayment of Premium

      4.15  Member Premium Share Paid by Another Entity

      4.16  Tracking Premium Payments

5.    LIMITED COVERAGE OF SOME GOODS AND SERVICES AND ALLOWANCES

      5.01  Limited Coverage of Some Goods and Services

6.    FUNCTIONS AND DUTIES OF THE DEPARTMENT

      6.01  Eligibility Determinations

      6.02  Ineligibility Determinations

      6.03  Enrollment / Disenrollment

      6.04  Lock-In / Open Enrollment

      6.05  Capitation Payments to the MCO

      6.06  Newborn Retroactive Adjustments

      6.07  Information

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7.    DECLARATIONS AND MISCELLANEOUS PROVISIONS

      7.01  Competition not Restricted

      7.02  Nonsegregated Facilities

      7.03  Offer of Gratuities

      7.04  Employment/Affirmative Action Clause

      7.05  Confidentiality

      7.06  Independent Capacity

      7.07  Liaison

      7.08  Freedom of Information

      7.09  Waivers

      7.10  Force Majeure

      7.11  Financial Responsibilities of the MCO

      7.12  Capitalization and Reserves

      7.13  Members Held Harmless

      7.14  Compliance with Applicable Laws, Rules and Policies

      7.15  Federal Requirements and Assurances

      7.16  Civil Rights

      7.17  Statutory Requirements

      7.18  Disclosure of Interlocking Relationships

      7.19  DEPARTMENT'S Data Files

      7.20  Hold Harmless

      7.21  Executive Order Number 16

8.    MCO RESPONSIBILITIES CONCERNING INTERNAL AND EXTERNAL APPEALS

      8.01 MCO Responsibilities Concerning Internal and External Appeals and Notices of Denial

      8.02  Internal Appeal Process Required

      8.03  Denial Notice

      8.04  Internal Appeal Process

      8.05  Written Appeal Decision

      8.06  Expedited Review

      8.07  External Appeal Process through the DOI

      8.08  Provider Appeal Process

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9.    CORRECTION ACTION AND CONTRACT TERMINATION

      9.01  Performance Review

      9.02  Settlement of Disputes

      9.03  Administrative Errors

      9.04  Suspension of New Enrollment

      9.05  Sanctions

      9.06  Payment Withhold, Class C Sanctions

      9.07  Emergency Services Denials

      9.08  Termination for Default

      9.09  Termination for Mutual Convenience

      9.10  Termination for Financial Instability of the MCO

      9.11  Termination for Unavailability of Funds

      9.12  Termination for Collusion in Price Determination

      9.13  Termination Obligations of Contracting Parties

      9.14  Waiver of Default

10.   OTHER PROVISIONS

      10.01 Severability

      10.02 Effective Date

      10.03 Order of Precedence

      10.04 Correction of Deficiencies

      10.05 This is not a Public Works Contract

11.   APPENDICES

      A.    HUSKY B Covered Benefits

      B.    HUSKY Plus Behavioral

      C.    HUSKY Plus Physical

      D.    Provider Credentialing and Enrollment Requirements

      E. American Academy of Pediatrics Recommendations for Preventative Pediatric Health Care

      F.    DSS Marketing Guidelines

      G.    Quality Improvement System for Managed Care

      H.    Unaudited Quarterly Financial Reports

      I.    Capitation Payment Amounts

      J.    Recategorization Chart

      K.    Non-Hyde Amendment Abortion Report

12.   SIGNATURES

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PART II: GENERAL CONTRACT TERMS FOR MCOS

1.    DEFINITIONS

As used throughout this contract, the following terms shall have the meanings set forth below.

ABUSE: MCO and/or provider practices that are inconsistent with sound fiscal, business, or medical practices, and result in an unnecessary cost to the HUSKY program, or the reimbursement for services that are not medically necessary or that fail to meet professionally recognized standards for health care, or a pattern of failing to provide medically necessary services required by this contract. Member practices that result in unnecessary cost to the HUSKY program, also constitute abuse.

ALLOWANCE: The amount that a managed care organization (MCO) is responsible to pay a provider towards the cost of a limited covered benefit.

APPLICANT Any of the following individuals who are applying for coverage under HUSKY B on behalf of a child, pursuant to Section 17b-290 of the Connecticut General Statutes:

1. a natural parent, adoptive parent, legal guardian, caretaker relative, foster parent, or a stepparent who is over eighteen years of age and who lives with the child for whom he or she is applying;

2. a non-custodial parent who is under order of a court or family support magistrate to provide health insurance for his or her child;

3. a child who is eighteen (18) years of age who is applying on his or her own behalf or on behalf of a minor dependent with whom he or she lives; and

4. a child who is emancipated in accordance with the provisions of Sections 46b-150 to 46b-150e, inclusive, of the Connecticut General Statutes, who is applying on his or her own behalf or on behalf of a minor dependent with whom he or she lives.

BENOVA: The organization contracted by the DEPARTMENT to perform certain administrative and operational functions for the HUSKY A and B programs. Contracted functions include HUSKY application processing, HUSKY B eligibility determinations, passive billing and enrollment brokering.

BESST: Beneficiary Enrollment Service Software Technology developed by Benova.

CAPITATION RATE: The amount paid per Member by the DEPARTMENT to each managed care organization (MCO) on a monthly basis.

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CAPITATION PAYMENT: The individualized monthly payment made by the DEPARTMENT to the MCO on behalf of Members.

CHILD: For the purposes of the HUSKY B program, an individual under nineteen
(19) years of age, as defined in Section 17b-290 of the Connecticut General Statutes.

CHILD PREVENTIVE CARE: Preventive care and services which include periodic and well-child visits, routine immunizations, health screenings and routine laboratory tests.

CHILDREN WITH SPECIAL HEALTH CARE NEEDS: Children at elevated risk for (biologic or acquired) chronic physical, developmental, behavioral, or emotional conditions and who also require health and related (not educational or recreational) services of a type and amount not usually required by children of the same age.

CLEAN CLAIM: A bill for service(s) or goods, a line item of services or all services and/or goods for a recipient contained on one bill which can be processed without obtaining additional information from the provider of service(s) or a third party. A clean claim does not include a claim from a provider who is under investigation for fraud or abuse or a claim under review for medical necessity.

COINSURANCE: The sharing of health care expenses by the insured and an insurer in a specified ratio, as defined in Section 17b-290 of the Connecticut General Statutes.

COMMISSIONER: The Commissioner of the Department of Social Services, as defined in Section 17b-290 of the Connecticut General Statutes.

COMPLAINT: A written or oral communication from a Member expressing dissatisfaction with some aspect of the MCO's services.

CONSULTANT: A corporation, company, organization or person or their affiliates retained by the DEPARTMENT to provide assistance in administering the HUSKY B program, not the MCO or subcontractor.

CONTINUOUS ELIGIBILITY (CE): Continued eligibility for HUSKY B program benefits during the twelve (12) month period of time between the initial determination of eligibility and the initial scheduled re-determination of eligibility, and to the intervening periods of time between subsequent scheduled re-determinations of eligibility.

CONTRACT ADMINISTRATOR: The DEPARTMENT employee responsible for fulfilling the administrative responsibilities associated with this managed care project.

CONTRACT SERVICES: Those goods and services including limited benefits, which the MCO is required to provide Members under this contract.

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COPAYMENT: A payment made by or on behalf of a Member for a specified covered benefit under HUSKY B, as defined in Section 17b-290 of the Connecticut General Statutes.

COST-SHARING: An arrangement made by or on behalf of a Member to pay a portion of the cost of health services and share costs with the DEPARTMENT and the MCO, which includes copayments, premiums, deductibles and coinsurance, as defined in
Section 17b-290 of the Connecticut General Statutes.

DATE OF APPLICATION: The date on which an application for the HUSKY B program is received by the DEPARTMENT or its agent, containing the applicant's signature.

DAY: Except where the term business day is expressly used, all references in this contract will be construed as calendar days.

DEDUCTIBLE: The amount of out-of-pocket expenses that would be paid for health services by or on behalf of a Member before becoming payable by the insurer, as defined in Section 17b-290 of the Connecticut General Statutes.

DEPARTMENT: The Department of Social Services (DSS), State of Connecticut.

DSM IV OR DIAGNOSTIC AND STATISTICAL MANUAL OF MENTAL DISORDERS, FOURTH EDITION:
The current listing of descriptive terms and identifying codes for reporting a classification of mental and substance abuse disorders.

DURABLE MEDICAL EQUIPMENT (DME): Equipment furnished by a supplier or a home health agency that:

      1.    Can withstand repeated use;

      2.    Is primarily and customarily used to serve a medical purpose;

      3. Generally is not useful to an individual in the absence of an illness or injury; and

      4.    Is appropriate for use in the home.

EMERGENCY OR EMERGENCY MEDICAL CONDITION: A medical condition manifesting itself by acute symptoms of sufficient severity (including severe pain) such that a prudent layperson, who possesses an average knowledge of health and medicine, could reasonably expect the absence of immediate medical attention to result in placing the health of the individual (or with respect to a pregnant woman, the health of the woman or her unborn child) in serious jeopardy, serious impairment to body functions or serious dysfunction of any body organ or part.

EMERGENCY SERVICES: Inpatient and outpatient Services needed to evaluate or stabilize an emergency medical condition that is found to exist using the prudent layperson standard.

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EXTERNAL QUALITY REVIEW ORGANIZATION (EQRO): An entity responsible for conducting reviews of the quality outcomes, timeliness of the delivery of care, and access to items and services for which the MCO is responsible under this contract.

FAMILY: For the purposes of this contract, the family is defined as the household that includes the child and the following individuals who live with the child:

      1) all of the child's siblings who are under nineteen (19) years of age, including full and half, and siblings who are HUSKY A Members;

      2) natural and adoptive parents of the child;

      3) the spouse of the child; and

      4) stepparent and stepsiblings of the child except when the inclusion of the stepparent and stepsiblings in the filing unit make the child ineligible for HUSKY B.

FEDERAL POVERTY LEVEL (FPL): The poverty guidelines updated annually in the Federal Register by the U.S. Department of Health & Human Services under authority of 42 U.S.C. Section 9902.

FORMULARY: A list of selected pharmaceuticals felt to be the most useful and cost effective for patient care, developed by a pharmacy and therapeutics committee at the MCO.

FRAUD: Intentional deception or misrepresentation, or reckless disregard or willful blindness, by a person or entity with the knowledge that the deception, misrepresentation, disregard or blindness could result in some unauthorized benefit to himself or some other person, including any act that constitutes fraud under applicable federal or state law.

FREE-LOOK PERIOD: The ninety (90) day period of time, occurring from the date of onset of a lock-in period of the Member with the earliest date of enrollment in the MCO, during which time a family of which the Member is a part, shall have the opportunity to choose another MCO. Such period is contingent upon no Members of the family having previously been enrolled in the MCO chosen by the family.

FQHC-SPONSORED MCO: An MCO that is more than fifty (50) percent owned by Connecticut Federally Qualified Health Centers (FQHC), certified by the Department of Social Services to enroll HUSKY B Members.

GLOBAL PLAN OF CARE: The treatment plan that integrates the needed services from the benefit packages of the HUSKY B and the HUSKY Plus programs when a medically eligible Member is concurrently receiving services from HUSKY B and either or both of the HUSKY Plus programs.

HCFA OR CMS: The Health Care Financing Administration (HCFA) also known as Center for Medicare and Medicaid Services (CMS), a division within the United States Department of Health and Human Services.

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HEALTH PLAN EMPLOYER DATA AND INFORMATION SET (HEDIS): A standardized performance measurement tool that enables users to evaluate the quality of different MCOs based on the following categories: effectiveness of care; MCO stability; use of services; cost of care; informed health care choices; and MCO descriptive information.

HHS: The United States Department of Health and Human Services.

HUSKY, PART A, OR HUSKY A: For purposes of this contract, HUSKY PART A includes all those coverage groups previously covered in Connecticut Access, subject to expansion of eligibility groups pursuant to Section 17b-266 of the Connecticut General Statutes.

HUSKY PLAN, PART B OR HUSKY B: The health insurance plan for children established pursuant to Title XXI of the Social Security Act, the provisions of Sections 17b-289 to 17b-303, inclusive, of the Connecticut General Statutes, and
Section 16 of Public Act 97-1 of the October special session.

HUSKY PLUS PROGRAMS: Two (2) supplemental physical and behavioral health programs pursuant to Section 17b-294 of the Connecticut General Statutes, for medically eligible Members of the HUSKY B program in Income Bands 1 and 2, whose medical needs cannot be accommodated within the HUSKY Plan, Part B.

HUSKY PLUS BEHAVIORAL HEALTH PLAN: The Program for Members of the HUSKY B program in Income Bands 1 and 2, with intensive behavioral health needs.

HUSKY PLUS PHYSICAL HEALTH PLAN: The program for Members of the HUSKY B program in Income Bands 1 and 2, with intensive physical health needs.

ICD9-CM ("The International Classification of Disease, 9th Revision, Clinical Modification."): A widely recognized system of disease classification developed and published by the National Center for Health Statistics.

IMMIGRANT: A non-citizen or North American Indian born in Canada who is lawfully admitted into the United States for the express purpose of maintaining permanent residence.

INCOME: As defined in Section 17b-290 of the Connecticut General Statutes. Income as calculated in the same manner as under the Medicaid program pursuant to Section 17b-261 of the Connecticut General Statutes.

INCOME BAND 1: Families with household incomes over 185% and up to and including 235% of the federal poverty level.

INCOME BAND 2: Families with household incomes over 235% and up to and including 300% of the federal poverty level.

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INCOME BAND 3: Families with household incomes over 300% of the federal poverty level.

IN-NETWORK PROVIDERS: Providers who have contracted with the MCO to provide services to Members.

INSTITUTION: An establishment that furnishes food, shelter and some treatment or services to four (4) or more persons unrelated to the proprietor.

LIMITED BENEFITS: Goods and services that are covered only up to a specified dollar limit.

LOCK-IN: Limitations on Member changes of managed care organizations for a period of time, not to exceed twelve (12) months.

LOCK-OUT: The period of time HUSKY B Members are not permitted to participate in an MCO due to nonpayment of a premium owed to the MCO in which they were enrolled.

MANAGED CARE ORGANIZATION (MCO): The organization signing this agreement with the Department of Social Services.

MARKETING: A communication from an MCO to a Member or potential Member that can be reasonably interpreted as intended to influence the Member to enroll or reenroll in that particular MCO or enroll in, or disenroll from,another MCO.

MAXIMUM ANNUAL AGGREGATE COST-SHARING: The maximum amount which the family is required to pay (out-of-pocket) for services under HUSKY B. These payments include copayments and premiums. For those families in Income Band 1, the maximum annual aggregate cost share is $650 per family and for those families in Income Band 2 the maximum annual aggregate cost share is $1,250 per family
($600 towards premiums and $650 towards copayments).

MEDICAID: The Connecticut Medical Assistance Program operated by the Connecticut Department of Social Services under Title XIX of the Federal Social Security Act, and related State and Federal rules and regulations.

MEDICAL APPROPRIATENESS OR MEDICALLY APPROPRIATE: Health care that is provided in a timely manner and meets professionally recognized standards of acceptable medical care; is delivered in the appropriate medical setting; and is the least costly of multiple, equally-effective alternative treatments or diagnostic modalities.

MEDICALLY NECESSARY OR MEDICAL NECESSITY: Health care provided to correct or diminish the adverse effects of a medical condition or mental illness; to assist an individual in attaining or maintaining an optimal level of health; to diagnose a condition; or prevent a medical condition from occurring.

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MEMBER: For the purposes of HUSKY B, a child who has been deemed eligible for the HUSKY B program pursuant to Section 17b-290 of the Connecticut General Statutes. For the purposes of this contract, Members of the HUSKY B program are enrollees as defined by Section 17b-290(11) of the Connecticut General Statutes.

NATIONAL COMMITTEE ON QUALITY ASSURANCE (NCQA): A not-for-profit organization that develops and defines quality and performance measures for managed care, thereby providing an external standard of accountability.

NON-CITIZEN: A person who is not a citizen of the United States.

OPEN ENROLLMENT PERIOD: A sixty (60) day period, which ends on the fifteenth
(15th) of the last month of the lock-in period, during which time the applicant will be given the opportunity to change plans for any reason.

OUT-OF-NETWORK PROVIDER: A provider that has not contracted with the MCO.

PASSIVE BILLING: Automatic capitation payments generated by the DEPARTMENT or its agent based on enrollment.

PEER REVIEW ORGANIZATION OR PRO: The professional medical organization certified by HCFA/CMS which conducts peer review of medical care.

PREMIUM: Any required payment made by an individual to offset or pay in full the capitation rate under HUSKY B, as defined in Section 17b-290 of the Connecticut General Statutes.

PREVENTIVE CARE AND SERVICES: a) Child preventive care, including periodic and interperiodic well-child visits, routine immunizations, health screenings and routine laboratory tests; b) prenatal care, including care of all complications of pregnancy; c) care of newborn infants, including attendance at high-risk deliveries and normal newborn care; d) WIC evaluations as applicable e) child abuse assessment required under Sections 17a-106a and 46-b-129a of the Connecticut General Statutes; f) preventive dental care for children; and g) periodicity schedules and reporting based on the standards specified by the American Academy of Pediatrics.

PRIMARY AND PREVENTIVE HEALTH CARE SERVICES: The services of licensed health care professionals which are provided on an outpatient basis, including routine well-child visits; diagnosis and treatment of illness and injury; laboratory tests; diagnostic x-rays; prescription drugs; radiation therapy; chemotherapy; hemodialysis; emergency room services; and outpatient alcohol and substance abuse services.

PRIMARY CARE PROVIDER (PCP): A licensed health professional responsible for performing or directly supervising the primary care services of Members.

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PRIOR AUTHORIZATION: The process of obtaining prior approval as to the medical necessity or appropriateness of a service or plan of treatment.

REDETERMINATION: The periodic determination of eligibility of the eligible beneficiary for HUSKY B performed by the DEPARTMENT or its agent.

RISK: The possibility of monetary loss or gain by the MCO resulting from service costs exceeding or being less than the capitation rates negotiated by the DEPARTMENT.

ROUTINE CASES: A symptomatic situation (such as a chronic back condition) for which the Member is seeking care, but for which treatment is neither of an emergency nor an urgent nature.

STATE CHILDREN'S HEALTH INSURANCE PROGRAM (SCHIP): Services provided in accordance with Title XXI of the Social Security Act.

STATE-FUNDED HUSKY PLAN, PART B OR STATE-FUNDED HUSKY B: A program which is funded solely by the State of Connecticut and Which provides the same benefits as HUSKY B.

STEERING COMMITTEE: The HUSKY Plus Physical and HUSKY Plus Behavioral committees as described in Section 17b-290 of the Connecticut General Statutes.

SUBCONTRACT: Any written agreement between the MCO and another party to fulfill any requirements of this contract.

SUBCONTRACTOR: A party contracting with the MCO to manage or arrange for one or more of the health care services provided by the MCO pursuant to this contract.

TITLE V: For purposes of this contract, a state and federally funded program based at the Centers for Children with Special Health Care Needs at Connecticut Children's Medical Center and Yale Center for Children with Special Health Care.

TITLE XXI: The provisions of Title 42 United States Code Sections 1397aa et seq., providing funds to enable states to initiate and expand the provision of child health assistance to uninsured, low-income children.

URGENT CASES: Illnesses or injuries of a less serious nature than those constituting emergencies but for which treatment is required to prevent a serious deterioration in the Member's health and cannot be delayed without imposing undue risk on the Member's well-being until the Member is able to secure services from his/her regular physician(s).

VENDOR: Any party with which the MCO has subcontracted to provide administrative services or goods.

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WELL-CARE VISITS: Routine physical examinations, immunizations and other preventive services that are not prompted by the presence of any adverse medical symptoms.

WIC: The federal Special Supplemental Food Program for Women, Infants and Children administered by the Department of Public Health, as defined in
Section 17b-290 of the Connecticut General Statutes.

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2.    DELEGATIONS OF AUTHORITY

Connecticut's Department of Social Services is the single state agency responsible for administering the HUSKY B program. No delegation by either party in administering this contract shall relieve either party of responsibility for carrying out the terms of the contract.

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3.    FUNCTIONS AND DUTIES OF THE MCO

THE MCO AGREES TO THE FOLLOWING DUTIES.

3.01  PROVISION OF SERVICES

a. The MCO shall provide to Members enrolled under this contract, directly or through arrangements with others, all the covered services described in Appendix A of this contract.

b. The MCO shall ensure that utilization management/review and coverage decisions concerning acute or chronic care services to each Member are made on an individualized basis in accordance with the contractual definitions for Medical Appropriateness or Medically Appropriate at Part II Section 1, Definitions. The MCO shall also ensure that its contracts with network providers requires that the decisions of network providers affecting the delivery of acute or chronic care services to Members are made in accordance with the contractual definitions for Medical Appropriateness or Medically Appropriate and Medically Necessary and Medical Necessity.

c. The MCO shall require twenty-four (24) hour accessibility to qualified medical personnel to Members in need of urgent or emergency care. The MCO may provide such access to medical personnel through either: 1) a hotline staffed by physicians, physicians on-call or registered nurses; or 2) a PCP on-call system. Whether the MCO utilizes a hotline on PCPs on-call, Members shall gain access to medical personnel within thirty (30) minutes of their call. The MCO Member handbook and MCO taped telephone message shall instruct Members to go directly to an emergency room if the Member needs emergency care. If the Member needs urgent care and has not gained access to medical personnel within thirty (30) minutes, the Member shall be instructed to go to the emergency room. The DEPARTMENT will randomly monitor the availability of such access.

d. Changes to HUSKY B covered services mandated by Federal or State law, or adopted by amendment to the State Plan for SCHIP, subsequent to the signing of this contract will not affect the contract services for the term of this contract, unless (1) agreed to by mutual consent of the DEPARTMENT and the MCO, or (2) unless the change is necessary to continue federal financial participation or due to action of a state or federal court of law. If SCHIP coverage were expanded to include new services, such services would be paid for outside the capitation rate through a separate financial arrangement with the MCO, which may include reimbursement to the MCO directly. The DEPARTMENT may opt to reimburse the MCO directly based on claims paid by the MCO. The rate of reimbursement will be negotiated between the DEPARTMENT and the MCO. If SCHIP covered services were changed to exclude services, the DEPARTMENT may determine that such services will no longer be covered under HUSKY B and the

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      DEPARTMENT will propose a contract amendment to reduce the capitation rate accordingly.

      In the event that the DEPARTMENT and the MCO can not concur on a contract amendment, the DEPARTMENT and the MCO shall negotiate a termination agreement to facilitate the transition of the MCO's Members to another MCO within a period of no less than ninety (90) days.

3.02  NON-DISCRIMINATION

a. The MCO shall comply with all Federal and State laws relating to non-discrimination and equal employment opportunity, including but not necessarily limited to the Americans with Disabilities Act of 1990, 42 U.S.C. Section 12101 et seq.; 47 U.S.C. Section 225; 47 U.S .C. Section 611; Title VII of the Civil Rights Act of 1964, as amended, 42 U.S.C.
      Section 2000e; Title VI of the Civil Rights Act, 42 U.S.C. 2000d et seq.; the Civil Rights Act of 1991; Section 504 of the Rehabilitation Act, 29 U.S.C. Section 794 et seq.; the Age Discrimination in Employment Act of 1967, 29 U.S.C. Sections 621-634; regulations issued pursuant to those Acts; and the provisions of Executive Order 11246 dated September 26, 1965 entitled "Equal Employment Opportunity" as amended by Federal Executive Order 11375, as supplemented in the United States Department of Labor Regulations (41 C.F.R. Part 60-1 et seq., Obligations of Contractors and Subcontractors). The MCO shall also comply with Sections 4a-60, 4a-61, 17b-520, 31-51d, 46a-64, 46a-71, 46a-75 and 46a-81 of the Connecticut
      General Statutes.

      The MCO shall also comply with the HCFA Civil Rights Compliance Policy, which mandates that all Members have equal access to the best health care, regardless of race, color, national origin, age, sex, or disability.

      The HCFA Civil Rights Compliance Policy further mandates that the MCO shall ensure that its subcontractors and providers render services to Members in a non-discriminatory manner. The MCO shall also ensure that Members are not excluded from participation in or denied the benefits of the HUSKY programs because of prohibited discrimination.

      The MCO acknowledges that in order to achieve the civil rights goals set forth in the HCFA Civil Rights Compliance Policy, HCFA has committed itself to incorporating civil rights concerns into the culture of its agency and its programs and has asked all of its partners, including the DEPARTMENT and the MCO, to do the same. The MCO further acknowledges that HCFA will be including the following civil rights concerns into its regular program review and audit activities: collecting data on access to and participation of minority and disabled Members; furnishing information to Members; subcontractors, and providers

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

      about civil rights compliance; reviewing HCFA publications, program regulations, and instructions to assure support for civil rights; and initiating orientation and training programs on civil rights. The MCO shall provide to the DEPARTMENT or to HCFA, upon request, any data or information regarding these civil rights concerns.

      Within the resources available through the capitation rate, the MCO shall allocate financial resources to ensure equal access and prevent discrimination on the basis of race, color, national origin, age, sex, or disability.

b. Unless otherwise specified in this contract, the MCO shall provide covered services to HUSKY B Members under this contract in the same manner as those services are provided to other Members of the MCO, although delivery sites, covered services and provider payment levels may vary. The MCO shall ensure that the locations of facilities and practitioners providing health care services to Members are sufficient in terms of geographic convenience to low-income areas, handicapped accessibility and proximity to public transportation routes, where available. The MCO and its providers shall not discriminate among Members of HUSKY B and other Members of the MCO.

3.03  GAG RULES

The MCO shall comply with the provisions of Connecticut General Statutes Section 38a-478k concerning gag clauses.

3.04  COORDINATION AND CONTINUATION OF CARE

a. The MCO shall have systems in place to provide well-managed patient care, which satisfies the DEPARTMENT that appropriate patient care is being provided, including at a minimum:

            1. Management and integration of health care through a PCP, gatekeeper or other means.

            2. Systems to assure referrals for medically necessary, specialty, secondary and tertiary care.

            3. Systems to assure provision of care in emergency situations, including an education process to help assure that Members know where and how to obtain medically necessary care in emergency situations.

            4. A system by which Members may obtain a covered service or services that the MCO does not provide or for which the MCO does not arrange because it would violate a religious or moral teaching of the religious institution or organization by which the MCO is owned, controlled, sponsored or affiliated.

            5. Coordination and provision of well-child care services in accordance with the schedules for immunizations and periodicity of well-child care services as established by the DEPARTMENT and recommended by the American Academy of Pediatrics.

            6. Identifying, referring, facilitating referrals to, coordinating with and providing a case manager to the HUSKY Plus programs, as indicated in Section 3.18 of this contract.

            7. If notified, PCPs shall participate in the review and authorization of Individual Education Plan for Members receiving School Based Child Health services and Individual Family Service Plans for Members receiving services from the Birth to Three program.

3.05  EMERGENCY SERVICES

a. The MCO shall provide all emergency services twenty-four (24) hours each day, seven (7) days a week or arrange for the provision of said services twenty-four (24) hours each day, seven (7) days a week through its provider network.

b. Emergency services shall be provided without regard to prior authorization or the emergency care provider's contractual relationship with the MCO.

c.    The MCO shall not limit the number of emergency visits.

d. The MCO shall cover emergency care services furnished to a Member by a provider whether or not the provider is a part of the Member's MCO provider network at the time of the service.

e. The MCO shall cover emergency care services provided while the Member is out of the State of Connecticut, including emergency care incurred while outside the country.

f. The MCO shall cover all services necessary to determine whether or not an emergency condition exists, even if it is later determined that the condition was not an emergency.

g. The MCO may not retroactively deny a claim for an emergency screening examination because the condition, which appeared to be an emergency medical condition under the prudent layperson standard, turned out to be non-emergent in nature.

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

h. The determination of whether the prudent layperson standard is met must be made on a case-by-case basis. The only exception to this general rule is that the MCO may approve coverage on the basis of an ICD-9 code.

i. If the screening examination leads to clinical determination by the examining physician that an actual emergency does not exist, then the nature and extent of payment liability will be based on whether the Member had acute symptoms under the prudent layperson standard at the time of presentation.

j. Once the Member's condition is stabilized, the MCO may require authorization for a hospital admission or follow-up care.

k. The MCO must cover post-stabilization services attendant to the primary presenting diagnosis that were either approved by the MCO or were delivered by the emergency service provider when the MCO failed to respond to a request for pre-approval of such services within one hour of the request to approve post-stabilization care, or could not be contacted for pre-approval.

l. If there is a disagreement between a hospital and an MCO concerning whether the patient is stable enough for discharge or transfer from the emergency room, the judgment of the attending physician(s) actually caring for the Member at the treating facility prevails and is binding on the MCO. This subsection shall not apply to a disagreement concerning discharge or transfer following an inpatient admission. The MCO may establish arrangements with hospitals whereby the MCO may send one of its own physicians or may contract with appropriate physicians with appropriate emergency room privileges to assume the attending physician's responsibilities to stabilize, treat, and transfer the patient.

m. When a Member's PCP or other plan representative instructs the Member to seek emergency care in-network or out-of-network, the MCO is responsible for payment for the screening examination and for other medically necessary emergency services, without regard to whether the patient meets the prudent layperson standard described above.

n. If a Member believes that a claim for emergency services has been inappropriately denied by the MCO, the Member may seek recourse through the MCO's internal appeal process and the Department of Insurance's (DOI) external review process pursuant to Section 8, MCO Responsibilities Concerning Notices of Action, Appeals and Administrative Hearings of this contract.

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

o. When the MCO reimburses emergency services provided by an in-network provider, the rate of reimbursement will be subject to the contractual relationship that has been negotiated with said provider. When the MCO reimburses emergency services provided by an out-of-network provider within Connecticut, the rate of reimbursement will be no less than the fees established by the DEPARTMENT for the Medicaid fee-for-service program. When the MCO reimburses emergency services provided by an out-of-network provider outside of Connecticut, the MCO may negotiate a rate of reimbursement with said provider.

3.06  GEOGRAPHIC COVERAGE

a. The MCO shall serve Members statewide. The MCO shall ensure that its provider network includes access for each Member to PCPs, Obstetric/Gynecological Providers and mental health providers at a distance of no more than fifteen (15) miles for PCPs and Obstetric/Gynecological Providers and no more than twenty (20) miles for general dentists and mental health providers as measured by the Public Utility Commission. The MCO shall ensure that its provider network has the capacity to deliver or arrange for all the goods and services reimbursable under this contract.

b. On a monthly basis, the MCO will provide the DEPARTMENT or its agent with a list of all contracted network providers. The list shall be in a format and contain such information as the DEPARTMENT may specify.

   PERFORMANCE MEASURE: Geographic Access. The DEPARTMENT will randomly monitor geographic access by reviewing the mileage to the nearest town containing a PCP for every town in which the MCO has Members.

3.07  CHOICE OF HEALTH PROFESSIONAL

   The MCO must inform each Member about the full panel of participating providers in their network. To the extent possible and appropriate, the MCO must offer each Member covered under this contract the opportunity to choose among participating providers.

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

3.08  PROVIDER NETWORK

a. The MCO shall maintain a provider network capable of delivering or arranging for the delivery of all covered benefits to all Members. In addition, the MCO's provider network shall have the capacity to deliver or arrange for the delivery of all covered benefits reimbursable under this contract regardless of whether all the covered benefits are provided through direct provider contracts. The MCO shall submit a file of its most current provider network listing to the DEPARTMENT or its agent. The file shall be submitted, at a minimum, once a month in the format specified by the DEPARTMENT.

b. The MCO shall notify the DEPARTMENT or its agent, in a timely manner, of any changes made in the MCO's provider network. The monthly file submitted to the DEPARTMENT or its agent should not contain any providers who are no longer in the MCO's network. The DEPARTMENT will randomly audit the provider network file for accuracy and completeness and take corrective action with the MCO if the provider network file fails to meet these requirements.

3.09  NETWORK ADEQUACY AND MAXIMUM ENROLLMENT LEVELS

Until further notice, in order to assess network adequacy and establish maximum enrollment levels for HUSKY B, the DEPARTMENT shall assess the MCO's capacity for the HUSKY B program using HUSKY A as a surrogate measure. The DEPARTMENT will use the following methodology for assessment:

a. On a quarterly basis, except as otherwise specified the DEPARTMENT, the DEPARTMENT shall evaluate the adequacy of the MCO's provider network. Such evaluations shall use ratios of Members to specific types of providers based on fee-for-service experience in order to ensure that access in the MCO is at least equal to access experienced in the fee-for-service Medicaid program for a similar population. For each county the maximum ratio of Members to each provider type shall be:

      1. adult PCPs, including general practice specialists counted at 60.8%, internal medicine specialists counted at 88.9%, family practice specialists counted at 66.9%, nurse practitioners of the appropriate specialties, and physician assistants, 387 Members per provider;

      2. children's PCPs, including pediatric specialists counted at 100%, general practice specialists counted at 39.2%, internal medicine specialists counted at 11.1%, family practice specialists counted at 33.1%, nurse practitioners of the appropriate specialties, and physician assistants, 301 Members per provider; obstetrics and gynecology providers, including obstetrics and gynecology specialists, nurse midwives, and nurse practitioners of the appropriate specialty, 835 Members per provider;

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

      3. dental providers, including general and pediatric dentists counted at 100%, and dental hygienists counted at 50%, 486 Members per provider; and

      4. behavioral health providers, including psychiatrists, psychologists, social workers, and psychiatric nurse practitioners, 459 Members per provider.

b. Based on the adequacy of the MCO's provider network, the DEPARTMENT may establish a maximum HUSKY (HUSKY A and B) enrollment level for all HUSKY Members for the MCO on a county-specific basis. The DEPARTMENT shall provide the MCO with written notification no less than thirty (30) days prior to the effective date of the maximum enrollment level.

c. Subsequent to the establishment of the limit, if the MCO wishes to change its maximum enrollment level in a specific county, the MCO must notify the DEPARTMENT thirty (30) days prior to the desired effective date of the change. If the change is an increase, the MCO must demonstrate an increase in their provider network which would allow the MCO to serve additional HUSKY (combined A and B) Members. To do so the MCO must provide the DEPARTMENT with the signature pages from the executed provider contracts and/or signed letters of intent. The DEPARTMENT will not accept any other proof or documentation as evidence of a provider's participation in the MCO's provider network. The DEPARTMENT shall review the existence of additional capacity for confirmation no later than thirty (30) days following notice by the MCO. An increase will be effective the first of the month after the DEPARTMENT confirms additional capacity exists.

d. In the event the DEPARTMENT deems that the MCO's provider network is not capable of accepting additional enrollments, the DEPARTMENT may exercise its rights under Section 9 of this contract, including but not limited to the rights under Section 9.04, Suspensions of New Enrollments.

3.10  PROVIDER CONTRACTS

All provider contracts in the MCO'S provider network shall, at a minimum, include each of the following provisions:

a. MCO network providers serving HUSKY Members must meet the minimum requirements for participation in the HUSKY program stated in the Regulations of Connecticut State Agencies, Section 17b-262-525, as applicable.

b. MCO Members shall be held harmless excluding appropriate cost-sharing for the costs of all HUSKY covered goods and services provided;

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

c. Providers must provide evidence of and maintain adequate malpractice insurance. For physicians, the minimum malpractice coverage requirements are $1 million per individual episode and $3 million in the aggregate;

d. Specific terms regarding provider reimbursement as specified in Timely Payment of Claims, Section 3.42 of this contract.

e.    Specific terms concerning each party's rights to terminate the contract;

f. That any risk shifted to individual providers does not jeopardize access to care or appropriate service delivery;

g. The exclusion of any provider that has been suspended from Medicare or a Medicaid program in any state; and

h. For PCPs, the provision of "on-call" coverage through arrangements with other PCPs.

3.11  PROVIDER CREDENTIALING AND ENROLLMENT

a. The MCO shall establish minimum credentialing criteria and shall formally re- credential all professional participating providers in their network at least once every two (2) years or such other time period as established by the NCQA. The MCO shall create and maintain a credentialing file for each participating provider that contains evidence that all credentialing requirements have been met. The file shall include copies of all relevant documentation including licenses, Drug Enforcement Agency (DEA) certificates and provider statements regarding lack of impairment. Credentialing files shall be subject to inspection by the DEPARTMENT or its agent.

b. The MCO's credentialing and re-credentialing criteria for professional providers shall include at a minimum:

      1.    Appropriate license or certification as required by Connecticut law;

      2. Verification that providers have not been suspended or terminated from participation in Medicare or the Medicaid program in any state;

      3. Verification that providers of covered services meet minimum requirements for Medicaid participation;

      4.    Evidence of malpractice or liability insurance, as appropriate;

      5.    Board certification or eligibility, as appropriate;

      6.    A current statement from the provider addressing:

                  a. lack of impairment due to chemical dependency/drug abuse;

                  b.    physical and mental health status;

                  c. history of past or pending professional disciplinary actions, sanctions, or license limitations;

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

                  d.    revocation and suspension of hospital privileges; and

                  e.    a history of malpractice claims.

      7. Evidence of compliance with Clinical Laboratory Improvement Amendments of 1988 (CLIA), Public Law 100-578, 42 USC Section 1395aa et seq. and 42 C.F.R. part 493.

c. The MCO may require more stringent credentialing criteria. Any other criteria shall be in addition to the minimum criteria set forth above.

d. Additional MCO credentialing/recredentialing criteria for PCPs shall include, but not be limited to:

      1. Adherence to the principles of Ethics of the American Medical Association, the American Osteopathic Association or other appropriate professional organization;

      2. Ability to perform or directly supervise the ambulatory primary care services of Members;

      3. Membership on the medical staff with admitting privileges to at east one accredited general hospital or an acceptable arrangement with a PCP with admitting privileges;

      4.    Continuing medical education credits;

      5.    A valid DEA certification; and

      6. Assurances that any Advanced Practice Registered Nurse (APRN), Nurse Midwives or Physician Assistants are performing within the scope of their licensure.

e. For purposes of credentialing and recredentialing, the MCO shall perform a check on all PCPs and other participating providers by contacting the National Practitioner Data Bank (NPDB). The DEPARTMENT will notify the MCO immediately if a provider under contract with the MCO is subsequently terminated or suspended from participation in the Medicare or Medicaid programs. Upon such notification from the DEPARTMENT or any other appropriate source, the MCO shall immediately act to terminate the provider from participation.

f. The MCO may delegate credentialing functions to a subcontractor. The MCO is ultimately responsible and accountable to the DEPARTMENT for compliance with the credentialing requirements. The MCO shall demonstrate and document to the DEPARTMENT the MCO's significant oversight of its subcontractors performing any and all provider credentialing, including facility or delegated credentialing. The MCO and any such entity shall be required to cooperate in the performance of financial, quality or other audits conducted by the DEPARTMENT or its agent(s). Any subcontracted entity shall maintain a credentialing file for each participating provider, as set forth above.

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

g. The MCO must adhere to the additional credentialing requirements set forth in Appendix D.

3.12  SPECIALIST PROVIDERS AND THE REFERRAL PROCESS

a. The MCO shall contract with a sufficient number and mix of specialists so that the Member population's anticipated specialty care needs can be substantially met within the MCO's network of providers. The MCO will also be required to have a system to refer Members to out-of-network specialists if appropriate participating specialists are not available. The MCO shall make specialist referrals available to its Members when it is medically necessary and medically appropriate and shall assume all financial responsibility for any such referrals whether they are in-network or out-of-network. The MCO must have policies and written procedures for the coordination of care and the arrangement, tracking and documentation of all referrals to specialty providers.

b. For Members enrolled in HUSKY Plus, the MCO is required to coordinate the specialty care services and specialty provider referral process with the HUSKY Plus programs to ensure access to care. Refer to Section 3.18 for specific guidance on the referral process.

3.13  PCP SELECTION, SCHEDULING AND CAPACITY

a. The MCO shall provide Members with the opportunity to select a PCP within thirty (30) days of enrollment. The MCO shall assign a Member to a PCP when a Member fails to choose a PCP within thirty (30) days after being requested to do so. The assignment must be appropriate to the Member's age, gender, and residence.

b. The MCO shall ensure that the PCPs in its network adhere to the following PCP scheduling practices:

      1. Emergency cases shall be seen immediately or referred to an emergency facility;

      2. Urgent cases shall be seen within forty-eight (48) hours of PCP notification;

      3. Routine cases shall be seen within ten (10) days of PCP notification;

      4. Well-care visits shall be scheduled within six (6) weeks of PCP notification;

      5. All well-child visits, comprehensive health screens and immunizations shall be scheduled in accordance with the American Academy of Pediatrics' (AAP) periodicity schedule and the Advisory Committee on Immunization Practice's (ACIP) immunization schedules; and

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

      6.    Waiting times at PCP sites are kept to a minimum.

c. The MCO shall report quarterly on each PCP's panel size, group practice and hospital affiliations in a format specified by the DEPARTMENT. The DEPARTMENT will aggregate reports received from all MCOs for both HUSKY A and HUSKY B. In the event that the DEPARTMENT finds a PCP with more than 1,200 HUSKY (combined HUSKY A and HUSKY B) panel Members, the DEPARTMENT will notify the MCO if the PCP is part of the MCO's network. The DEPARTMENT expects that the MCO will take appropriate action to ensure that patient access to the MCO is assured.

d. The MCO shall maintain a record of each Member's PCP assignments for a period of two (2) years.

e. The MCO shall educate each Member on the benefits of a usual source of care.

f. If the Member has not received any primary care services, the MCO shall contact the Member to encourage regular well-care visits.

PERFORMANCE MEASURE: PCP Appointment Availability. The DEPARTMENT or its agent will routinely monitor appointment availability as measured by b(1) through b(5) by using test cases to arrange appointments of various kinds with selected PCPs.

3.14  FAMILY PLANNING ACCESS AND CONFIDENTIALITY

a. The MCO shall notify and give each Member, including adolescents, the opportunity to use his or her own PCP or utilize any family planning service provider for family planning services without requiring a referral or authorization. The MCO shall make a reasonable effort to subcontract with all local family planning clinics and providers, including those funded by Title X of the Public Health Services Act.

b. The MCO shall keep family planning information and records for each individual patient confidential, even if the patient is a minor.

c. Pursuant to federal law, 42 U.S.C. Section 1397ee(c)(1) and (7), and the State of Connecticut's State Child Health Plan under Title XXI of the Social Security Act, ("the HUSKY Plan"), the DEPARTMENT may seek federal funding for abortions only if the pregnancy is the result of an act of rape or incest or necessary to save the life of the mother. The MCO shall coverall abortions that fall within these circumstances.

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

d. The MCO shall also cover all other medically necessary abortions not described in subsection (c). The determination as to whether an abortion is medically necessary shall be made by the Member's PCP or another physician, in consultation with the Member. The MCO shall not require prior authorization for any such medically necessary abortion. The DEPARTMENT will not seek any federal reimbursement for abortions funding for abortions covered under this subsection.

e. The DEPARTMENT and the MCO shall enter into a separate contract for abortions as described in subparagraph (d) that do not qualify for federal matching funds.

f. The MCO shall submit a report on a quarterly report due 15 days after the end of the quarter for all abortions performed pursuant to (d). The report format is attached hereto as Appendix K.

g. The MCO shall not charge copayments for any abortion, whether the abortion is performed pursuant to subparagraph (c) or (d) above.

SANCTION: If the MCO fails to provide the report required in subsection (f), the DEPARTMENT may impose a Class B sanction, pursuant to Section 9.05.

3.15  PHARMACY ACCESS

a. Pharmacies must be available and accessible on a statewide basis. The MCO shall:

      1. Maintain a comprehensive provider network of pharmacies that will within available resources assure twenty-four (24) hour access to a full range of pharmaceutical goods and services;

      2. Have established protocols to respond to urgent requests for medications;

      3. Monitor and take steps to correct excessive utilization of regulated substances;

      4. Have established protocols in place to assure the timely provision of pharmacy goods and to determine client eligibility and MCO affiliation services (by contacting the DEPARTMENT or its agent via telephone or fax) when there is a discrepancy between the information in the MCO's eligibility system and information given to the pharmacists by the Member, the Member's physician or other third party; and

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

      5. Monitor quality assurance measures to assure that Member abuse of pharmacy benefits is corrected in a timely fashion.

b. The MCO shall require that its provider network of pharmacies offers medically necessary goods and services to the MCO's Members. The MCO may have a drug management program that includes a prescription drug formulary. If the MCO has a drug formulary, the MCO shall have a prior authorization process to permit access at a minimum to all medically necessary and appropriate drugs covered for the Medicaid fee-for-service population. The MCO drug formulary must include only Food and Drug Administration approved drug products and be sufficiently broad enough in scope to meet the needs of the MCO's Members. The MCO drug formulary shall consist of a reasonable selection of drugs which do not require prior approval for each specific therapeutic drug class.

c. The MCO shall submit a copy of its formulary to the DEPARTMENT no later than thirty (30) days after the effective date of this contract. The MCO shall submit any subsequent deletions to the formulary to the DEPARTMENT thirty (30) days prior to making any change. The MCO shall also submit subsequent additions to the formulary immediately without seeking prior approval by the DEPARTMENT. The DEPARTMENT reserves the right to identify deficiencies in the content or operation of the formulary. In this instance, the MCO shall have thirty (30) days to address in writing the identified deficiencies to the DEPARTMENT's satisfaction. The MCO may request to meet with the DEPARTMENT prior to the submission of the written response.

d. The MCO shall ensure that Members using maintenance drugs (drugs usually prescribed to treat long-term or chronic conditions including, but not limited to, diabetes, arthritis and high blood pressure) are informed in advance, but no less than thirty (30) days in advance of any changes to the prescription drug formulary related to such maintenance drugs if the Member using the drug will not be able to continue using the drug without a new authorization.

e. The MCO shall require that its provider network of pharmacies adheres to the provisions of Connecticut General Statutes Section 20-619 (b) and (c) related to generic substitutions.

3.16  MENTAL HEALTH AND SUBSTANCE ABUSE ACCESS

a. The MCO shall provide, to its Members, all behavioral health care services (mental health and substance abuse) covered by the HUSKY B program that are medically necessary and medically appropriate. These services may be provided by the MCO through contracts with providers of services or through subcontracted relationships with specialized behavioral health management entities. A Member will not need a PCP referral to obtain services; self-referral

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

      will be sufficient to obtain an initial service visit. The MCO may require authorization for an ongoing course of treatment.

b. Notwithstanding any contractual arrangement with a specialized management agency, the MCO is wholly responsible to ensure that medically necessary and medically appropriate services are provided to its HUSKY B Members.

c. The MCO shall contract with a consultant or employ a doctoral level mental health professional staff person within the plan with appropriate qualifications, credentials and decision making authority who will have specific responsibilities for exercising oversight of the delivery of behavioral health services by the plan or its subcontractors. Such person shall be responsible for promoting efforts to better integrate and coordinate the provision of behavioral health care with other services. The individual shall be available by phone for consultation on an as needed basis, dedicated to the Connecticut Members, as well as have an extensive understanding of the provisions of this contract.

d. In reference to services for children with psychiatric/mental health and substance abuse needs, the MCO and any subcontracted entity is required to contract with and refer to qualified HUSKY B providers.

e. The MCO and any subcontractor entity will cooperate in the identification and improvement of processes working toward the development and standardization of administrative procedures. The MCO and any subcontracted entity shall take steps to promote successful provider-Member relationships and will monitor the effectiveness of these relationships.

f. The MCO is responsible for monitoring the performance of its network providers and for monitoring and ensuring contract compliance and HUSKY B policy/compliance with any subcontracted entity. Such monitoring will ensure that providers and subcontractors observe all contractual and policy requirements as well as measuring performance relating to such areas as access to care and ensuring quality of care. The MCO and any subcontracted entity are required to cooperate in the performance of financial, quality or other audits conducted by the DEPARTMENT or its agent(s).

3.17  CHILDREN'S ISSUES AND PREVENTIVE CARE AND SERVICES

The MCO shall ensure access to preventive care and services of the HUSKY B benefit package as follows:

a. The MCO shall provide preventive care and services consisting of the services described in this section and in accordance with the standards and schedules specified in Appendixes A and E. Any changes in the standards and schedule subsequent to the effective date of this contract shall be provided to the MCO

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

      sixty (60) days before the effective date of the change. The MCO shall not require prior authorization of preventive care and services. Preventive care and services consist of the following:

      1.    Child preventive care consisting of:

            a. periodic well-child visits based on the schedule for such visits recommended by the American Academy of Pediatrics
                  (AAP), see Appendix E, American Academy of Pediatrics Recommendations for Preventative Periodic Health Care;

            b.    office visits related to periodic well-child visits;

            c. routine childhood immunizations based on the recommendations of the Advisory Committee on Immunization Practices (ACIP), see Appendix A;

            d.    health screenings; and

            e.    routine laboratory tests.

      2.    Prenatal Care, including care of all complications of pregnancy;

      3. All healthy newborn inpatient physician visits, including routine inpatient and outpatient screenings and attendance at high-risk deliveries;

      4.    WIC evaluations, as applicable;

      5. Child abuse assessments required under Sections 17a-106a and 46b-129a of the Connecticut General Statutes;

      6. Preventive dental care based on the recommendations of the American Academy of Pediatric Dentistry (AAPD) and consisting of:

            a.    Oral exams and prophylaxis;

            b.    Fluoride treatments;

            c.    Sealants, and

            d.    X-rays

b. The MCO shall provide office visits related to periodic well-child visits when medically necessary to determine the existence of a physical or mental illness or condition. The MCO shall not require prior authorization of such visits:

c. The MCO shall provide periodic well-child visits that at a minimum, include:

      1. a comprehensive health and developmental history (including assessment of both physical and mental health development and assessment of nutritional status);

      2.    a comprehensive unclothed or partially draped physical exam;

      3. appropriate immunizations as set forth in the ACIP recommendations and schedule at Appendix A;

      4. laboratory tests, as set forth in the AAP recommendations and schedule at Appendix E;

      5. vision and hearing screenings as set forth in the AAP schedule at Appendix E;

      6. dental assessments as set forth in the AAP recommendations and schedule at Appendix E; and

      7.    health education, including anticipatory guidance.

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d.    No later than sixty (60) days after enrollment in the plan and annually thereafter, the MCO shall use a combination of oral and written methods including methods for communicating with Members with limited English proficiency, Members who cannot read, and Members who are visually or hearing impaired, to:

      1. Inform its Members about the availability of preventive care and services;

      2. Inform its Members about the importance and benefits of preventive care and services;

      3.    Inform its Members about how to obtain preventive care and services;
            and

      4. Inform its Members that assistance with scheduling appointments is available, and inform them how to obtain this assistance.

The MCO shall require PCPs to obtain all available vaccines free of charge from the Department of Public Health under the state-funded Vaccines for Children program

3.18  HUSKY PLUS

a.    OVERVIEW

1. HUSKY Plus is comprised of two (2) supplemental health insurance programs which provide services to children whose special medical needs cannot be accommodated within the benefit package offered under HUSKY B. One of the HUSKY Plus programs provides supplemental coverage to children with intensive physical health needs (HUSKY Plus Physical), while the other program supplements coverage for those children with intensive behavioral health needs (HUSKY Plus Behavioral).

2. HUSKY Plus Physical is jointly administered by the Centers for Children with Special Health Care Needs at Connecticut Children's Medical Center and Yale University School of Medicine. HUSKY Plus Behavioral is administered by the Yale Child Study Center.

3. HUSKY Plus is available for children with special health care needs who are enrolled in HUSKY B and fall within income bands 1 and 2. HUSKY B Members who fall into income band 3 are excluded from the HUSKY Plus program. Clinical eligibility for HUSKY Plus services is determined by the HUSKY Plus programs.

4. The MCO shall have final decision-making authority for those services for which they are at financial risk. The HUSKY Plus programs shall have final decision-making authority for those supplemental services for which they are at financial risk. The HUSKY Plus programs shall be the documented payor of last resort.

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5.    Any dispute between the participating MCO and the HUSKY Plus programs concerning the responsibility for reimbursement of a service authorized under the treatment plan shall be referred to the DEPARTMENT for resolution.

b.    IDENTIFICATION OF POTENTIALLY ELIGIBLE CHILDREN

1. The MCO shall have a written procedure in place, which is subject to the approval of the DEPARTMENT, to identify children with special health care needs who may potentially benefit from either or both HUSKY Plus programs.

2. For Members identified as potentially benefiting from HUSKY Plus, the MCO shall inform the parent, Member (if over age eighteen (18) or emancipated), applicant and PCP of the availability of HUSKY Plus and shall explain the referral process.

c.    REFERRAL

1. The MCO shall refer Members who may have intensive behavioral health needs to HUSKY Plus Behavioral and Members who may have intensive physical health needs to HUSKY Plus Physical.

2. Referral shall consist of completion of the HUSKY Plus Referral Form and submission of the form to the appropriate HUSKY Plus program.

      a. The MCO shall refer and facilitate the referral process for all Members who have been identified by the MCO as potentially benefiting from HUSKY Plus.

      b. The MCO shall refer all Members for whom a referral has been requested to HUSKY Plus by a parent, Member, applicant or provider.

3. The MCO shall contact the HUSKY Plus program to which it has referred a Member within one month of the referral in order to confirm the Member's access to HUSKY Plus services. The MCO shall contact the DEPARTMENT if confirmation of HUSKY Plus eligibility has not been received.

d.    MCO'S RESPONSIBILITY TO MAXIMIZE HUSKY PLUS SERVICES

The MCO shall coordinate care with HUSKY Plus Physical and HUSKY Plus Behavioral so as to maximize the Member's coverage of special health needs. Such coordination shall include, but not be limited to, a monthly conference, either in person or by telephone or other interactive means, between the MCO case manager, the HUSKY Plus case manager, and the Member or his/her representative.

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

e.    HUSKY B MCO CASE MANAGEMENT RESPONSIBILITIES

The HUSKY Plus case management team will develop a global plan of care when a Member is receiving HUSKY Plus services. A case manager with appropriate qualifications, credentials and decision-making authority shall be assigned by the MCO to the HUSKY Plus case management team.

The global plan of care shall be based on the comprehensive diagnostic needs assessment, periodic reassessments, and treatment plans from the MCO and HUSKY Plus programs providing services to the Member.

The global plan of care shall integrate HUSKY B services as set forth in Appendix A and HUSKY Plus services as set forth in Appendix B and C. The MCO shall be responsible for managing the utilization of HUSKY B services contained in the global plan of care.

The MCO case manager shall actively participate with the HUSKY Plus case management team to ensure that all medically necessary HUSKY Plus program services identified in the global plan of care, which are also covered in the HUSKY B benefit package, are exhausted first under HUSKY B.

f.    DISENROLLMENT

The MCO shall assign a liaison who will coordinate all communication related to disenrollment to the HUSKY Plus programs.

g.    QUALITY ASSURANCE

The MCO shall provide summary data reports to the DEPARTMENT or its agent in a format specified by the DEPARTMENT on the utilization of physical and/or behavioral health services for HUSKY Plus Members no less frequently than on a quarterly basis.

The MCO shall designate a representative to the HUSKY Plus Behavioral and HUSKY Plus Physical Quality Assurance Subcommittees.

SANCTION: If the MCO fails to have a procedure to identify potential HUSKY Plus Members or fails to assign a case manager to the HUSKY Plus programs, the DEPARTMENT may impose a strike towards a Class A sanction pursuant to Section 9.05.

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3.19  PRENATAL CARE

a. In order to promote healthy birth outcomes, the MCO or its contracted providers shall:

      1. Identify enrolled pregnant women as early as possible in the pregnancy;

      2. Conduct prenatal risk assessments in order to identify high-risk pregnant women, arrange for specialized prenatal care and support services tailored to risk status, and begin care coordination that will continue throughout the pregnancy and early weeks postpartum;

      3.    Refer enrolled pregnant women to the WIC program, as applicable;

      4. Offer case management services with obtaining prenatal care appointments, WIC services, as applicable, and other support services as necessary;

      5. Offer prenatal health education materials and/or programs aimed at promoting health birth outcomes;

      6. Offer HIV testing and counseling and all appropriate prophylaxis and treatment to all enrolled pregnant women;

      7. Refer any pregnant Member who is actively abusing drugs or alcohol to a behavioral health subcontractor or provider of behavioral health/substance abuse services and treatment; and

      8. Educate new mothers about the importance of the postpartum visit and well-baby care.

PERFORMANCE MEASURE: Early access to prenatal care: Percentage of enrolled women who had a live birth, who were continuously enrolled in the MCO for 280 days prior to delivery who had a prenatal visit in the MCO on or between 176 to 280 days prior to delivery.

PERFORMANCE MEASURE: Adequacy of prenatal care: Percentage of women with live births who were continuously enrolled during pregnancy who had more than eighty
(80) percent of the prenatal visits recommended by the American College of Obstetrics and Gynecology, adjusted for gestational age at enrollment and delivery.

3.20  DENTAL CARE

a. The MCO shall contract with a sufficient number of dentists throughout the state to assure access to oral health care. The MCO shall:

      1. Maintain an adequate dental provider network throughout the state's eight (8) counties;

      2. For the purpose of enrollment capacity a dental hygienist meeting the criteria of Section 20-1261 of the Connecticut General Statutes, with two (2) years experience, working in an institution (other than hospital), a

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

            community health center, a group home or a school setting shall be counted as fifty (50) percent of a general dentist. If the MCO's provider network includes dental hygienists acting independently within their scope of practice to provide preventive services to Members, the MCO shall require that dental hygienists make appropriate referrals to in-network dentists for appropriate restorative and diagnostic services;

      3. Implement a plan that includes a systematic approach for enhancing access to dental care through monitoring appointment availability, provision of training to providers around issues of cultural diversity and any other specialized programs;

      4. Implement incentives and/or sanctions to ensure that access standards are met with respect to dental screens and appointment availability. The MCO shall ensure that the scheduling of a routine dental visit is six (6) weeks;

      5. Certify that all dentists in the MCO's network shall take Members and that MCO's HUSKY Members shall be assured the same access to providers as non-HUSKY Members. Nothing in this section shall preclude the implementation of limits on panel size by providers;

      6. Implement procedures to provide all Members with the opportunity to choose a general dentist;

      7. Educate Members about the importance of regular dental care, with a focus on accessing preventive care such as screenings and cleanings at least twice a year; and

      8. Provide for sufficient access to dental services for different age groups.

3.21  PRE-EXISTING CONDITIONS

There is no exclusion for pre-existing conditions.

The MCO shall assume responsibility for all HUSKY B covered services as outlined in Appendix A for each Member as of the effective date of coverage under the contract.

3.22  PRIOR AUTHORIZATION

Prior authorization of services covered in the HUSKY B benefit package shall be determined by the MCO based on individual care plans, medical necessity and medical

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
appropriateness, except that the following services in the benefit package shall not require prior authorization.

      (1)   preventive care, including:

            (a)   periodic and well-child visits;

            (b)   immunizations; and

            (c)   prenatal care;

      (2)   preventive family planning services including:

            (a)   reproductive health exams;

            (b)   Member counseling;

            (c)   Member education;

            (d) lab tests to detect the presence of conditions affecting reproductive health; and

            (e) screening, testing and treatment of pre and post-test counseling for sexually transmitted diseases and HIV, and

      (3)   emergency ambulance services or emergency care.

Further details about HUSKY B prior authorization requirements are set forth in Appendix A.

3.23  NEWBORN ENROLLMENT

a. The MCO shall accept Membership of a newborn child as of the child's date of birth, if the application is submitted or behalf of the child with in thirty (30) days of the child's date of birth in accordance with C.G.S. 17b-292(f). Additionally, the MCO shall be responsible for providing coverage of the benefit package beginning with the child's date of birth.

b. The MCO shall provide the newborn Member's family with reasonable notice of any premium to be paid for the first month of coverage.

3.24  ACUTE CARE HOSPITALIZATION AT TIME OF ENROLLMENT OR DISENROLLMENT

a. The MCO is responsible to ensure continuation of care for acute care requiring an inpatient stay at a hospital.

b. The MCO shall be responsible for inpatient coverage as of the effective date of enrollment for newly enrolled HUSKY B Members who were uninsured.

c. The MCO shall be responsible to provide continuing coverage for an inpatient hospital stay up to the point of discharge for any Member who was admitted as an inpatient in a hospital while enrolled in the MCO and is disenrolled from the

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

      MCO for any reason during the same inpatient stay, except as provided in paragraph g below.

d. The continuation of care for the disenrolled Member shall only pertain to the daily inpatient rate charged by such hospital providing the Member's inpatient care.

e. The MCO shall participate in and coordinate the discharge planning process with the MCO involved in the Member's care for Members who fall within sections b, c, and d above.

f. As outlined in Appendix J, upon recategorization of a Member's eligibility from the HUSKY A to the HUSKY B program, the MCO shall provide continued coverage for an inpatient hospital stay as part of the HUSKY A coverage as of the effective date of the individual's enrollment into the MCO as a HUSKY B Member. In the instances where the inpatient stay was covered through the HUSKY A reinsurance program at the time of recategorization, the HUSKY A reinsurance ends effective the date of disenrollment of the individual as a HUSKY A Member.

g. As outlined in Appendix J, upon recategorization of Members eligibility from the HUSKY B to the HUSKY A program, the MCO shall provide continued coverage for an inpatient hospital stay as part of the HUSKY A coverage as of the effective date of the individual's enrollment into the MCO as a HUSKY A Member. In the instances where the inpatient stay qualifies for HUSKY A reinsurance, the reinsurance day count starts with the individual's effective date of enrollment as a HUSKY A Member.

3.25  OPEN ENROLLMENT

a. The MCO shall conduct continuous open enrollment during which the MCO shall accept recipients eligible for coverage under this contract.

b. The MCO shall not discriminate in enrollment activities on the basis of health status or the recipient's need for health care services or on any other basis, and shall not attempt to discourage or delay enrollment with the MCO or encourage disenrollment from the MCO of eligible HUSKY B Members.

c. If the MCO discovers that a Member's new or continued enrollment was in error, the MCO shall notify the DEPARTMENT or its agent within sixty (60) days of the discovery or sixty (60) days from the date that the MCO had the data to determine that the enrollment was in error, whichever occurs first. Failure to notify the DEPARTMENT or its agent within the parameters defined in this section will result in the retention of the Member by the MCO for the erroneous retroactive period of enrollment.

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

3.26  SPECIAL DISENROLLMENT

a. The MCO may request in writing and the DEPARTMENT may approve disenrollment for specific persons when there is good cause. The request shall cite the specific event(s), date(s) and other pertinent information substantiating the MCO's request. Additionally, the MCO shall submit any other information concerning the MCO's request that the DEPARTMENT may require in order to make a determination in the case.

b.    Good cause is defined as a case in which a Member:

      1. Exhibits disruptive or inappropriate behavior that is not related to a medical condition to the extent that the Member's continued enrollment seriously impairs the MCO's ability to furnish services to either the particular Members; or

      2. Permits others to use or loans his or her Membership card to others to obtain care or services.

c.    Extensive or expensive health care needs shall not constitute good cause.

d. The DEPARTMENT will notify the MCO if a Member is disenrolled for cause from another plan pursuant to this section prior to enrollment.

3.27  LINGUISTIC ACCESS

a. The MCO shall take appropriate measures to ensure adequate access to services by Members with limited English proficiency. These measures shall include, but not be limited to the promulgation and implementation of policies on linguistic accessibility for MCO staff, network providers and subcontractors; the identification of a single individual at the MCO for ensuring compliance with linguistic accessibility policies; identification of persons with limited English proficiency as soon as possible following enrollment; provisions for translation services; and the provision of a Member handbook, and information in languages other than English.

b. Member educational materials must also be available in languages other than English and Spanish when more than five (5) percent of the MCO's HUSKY B Members served by the MCO speaks the alternative language, provided, however, this requirement shall not apply if the alternative language has no written form. The MCO may rely upon initial enrollment and monthly enrollment data from the DEPARTMENT's BESST to determine the percentage of Members who speak

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

      alternative languages. All Member educational materials must be made available in alternate formats to the visually impaired.

c. The MCO shall also take appropriate measures to ensure access to services by persons with visual and hearing disabilities

SANCTION: For each documented instance of failure to provide appropriate linguistic accessibility to Members, the DEPARTMENT may impose a strike towards a Class A sanction pursuant to Section 9.

3.28  SERVICES TO MEMBERS

a. The MCO shall have in place an ongoing process of Member education which includes, but is not limited to, development of a Member handbook; provider directory; newsletter; and other Member educational materials. All written materials and correspondence to Members shall be culturally sensitive and written at no higher than a seventh grade reading level. All Member educational materials must be in both English and Spanish.

b. The MCO shall mail the Member handbook and provider directory to Members within one week of enrollment notification. The Member handbook shall address and explain, at a minimum, the following:

      1.    Covered services;

      2. Restrictions on services (including limitations and services not covered);

      3.    Prior authorization process;

      4. Definition of and distinction between emergency care and urgent care;

      5. Policies on the use of emergency and urgent care services including a phone number which can be used for assistance in obtaining emergency care;

      6.    How to access care twenty-four (24) hours;

      7.    Assistance locating an appropriate provider;

      8.    Member rights and responsibilities;

      9.    Member services, including hours of operation;

      10.   Enrollment, disenrollment and plan changes;

      11.   Procedures for selecting and changing PCP;

      12.   Availability of provider network directory and updates;

      13.   Limited liability for services from out-of-network providers;

      14.   Access and availability standards;

      15.   Special access and other MCO features of the health plan's program;

      16.   Family planning services;

      17. Case management services targeted to Members as medically necessary and appropriate;

      18.   Copayments;

      19.   Allowances;

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      20.   Maximum annual aggregate cost-sharing;

      21.   HUSKY Plus information;

      22.   Premiums;

      23.   Involuntary disenrollments;

      24. Appeals and complaints (internal MCO appeal process, external DOI appeal process);

      25.   Preventive health guidelines; and

      26. Description of the drug formulary and prior approval process, if applicable.

c. All Member educational materials must be prior approved by the DEPARTMENT. Educational materials include, but are not limited to Member handbook; Membership card; introductory and other text language from the provider directory; and all communications to Members that include HUSKY B program information. The MCO must wait until receiving DEPARTMENT written approval or thirty (30) days from the date of submittal before disseminating educational materials to Members.

d. The MCO must provide periodic updates to the handbook or inform Members, as needed, of changes to the Member information discussed above. The MCO shall update its Member handbook to incorporate all provisions and requirements of this contract within six (6) weeks of the effective date. The MCO shall distribute the Member handbook within six (6) weeks of receiving the DEPARTMENT's written approval.

e. The MCO shall maintain an adequately staffed Member Services Department to receive telephone calls from Members in order to answer Members' questions, respond to Members' complaints and resolve problems informally.

f. The MCO shall identify to the DEPARTMENT the individual who is responsible for the performance of the Member Services Department.

g. The MCO's Member Services Department shall include bilingual staff (Spanish and English) and translation services for non-English speaking Members. The MCO shall also make available translation services at provider sites either directly or through a contractual obligation with the service provider.

h. The MCO shall require members of the Member Services Department to identify themselves to Members when responding to Members' questions or complaints. At a minimum, ninety (90) percent of all incoming calls shall be answered by a staff Member within the first minute and the call abandonment rate shall not exceed five (5) percent. The MCO shall submit call response and abandonment reports for the preceding six (6) month period to the DEPARTMENT upon request.

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i.    When Members contact the Member Services Department to ask questions about, or complain about, the MCO's failure to respond promptly to a request for goods or services, or the denial, reduction, suspension or termination of goods or services, the MCO shall: attempt to resolve such concerns informally, and inform Members of the MCO's internal appeal process.

j. The MCO shall maintain a log of complaints resolved informally, which shall be made available to the DEPARTMENT upon request, and which shall be a short dated summary of the problem, the response and the resolution.

      At the time of enrollment and at least annually thereafter, the MCO shall inform its Members of the procedural steps for filing an internal appeal and requesting an external review.

k. The MCO shall monitor and track PCP transfer requests and follow up on complaints made by Members as necessary.

l. The MCO will participate in two (2) Member surveys. The first such survey will be an analysis of Members with special needs as defined by the DEPARTMENT after consultation with the Children's Health Council, EQRO, and the MCO, to be conducted at the DEPARTMENT's expense. The survey will be developed and the sample will be chosen by the Children's Health Council, with input from the MCOs and the DEPARTMENT. The other survey will be an NCQA Consumer Assessment of Health Plans Survey (CAHPS) of combined HUSKY A and B Members using an independent vendor and paid for by the MCO.

m. The MCO may provide outreach to its current Members at the time of the Member's renewal of eligibility. The outreach may involve special mailings or phone calls as reminders that the Member must complete the HUSKY renewal forms to ensure continued coverage.

3.29  INFORMATION TO POTENTIAL MEMBERS

a. The MCO shall, upon request, make the following information available to potential Members:

      1. the identity, locations, qualifications and availability of MCO's network;

      2.    rights and responsibilities of Members;

      3.    appeal procedures; and

      4. all covered items and services that are available either directly or indirectly or through referral and prior authorization.

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3.30  DSS MARKETING GUIDELINES

DSS marketing restrictions apply to providers of care as well as to the MCOs. The MCO shall notify all its participating providers of the DEPARTMENT's marketing restrictions. The detailed marketing guidelines are set forth in Appendix F.

a.    PROHIBITED MARKETING ACTIVITIES

      The following activities are prohibited, in all forms of communication, regardless of whether they are performed by the MCO directly, by its contracted providers, or its subcontractors:

      1. Asserting or implying that a Member will lose or not qualify for HUSKY benefits unless he/she enrolls in the MCO, or creating other threatening scenarios that do not accurately depict the consequences of choosing a different MCO;

      2. Discriminating (in marketing or in the course of the enrollment process) against any eligible individual on the basis of health status or need for future health care services.

      3. Making inaccurate, misleading or exaggerated statements (e.g. about the nature of the eligibility or enrollment process, the positive attributes of the MCO, or about the disadvantages of competing
            MCOs);

      4. Telephonic, door-to-door marketing or other cold call marketing or enrollment activities to prospective Members;

      5. Failing to submit for approval marketing materials or marketing approaches when such approval is required by DSS (see Appendix F). MCOs and their providers must wait until receiving DSS written approval or thirty (30) days from the date of submittal before disseminating any such information to potential Members. DSS reserves the right to request revisions or changes in material at any time; and

      6. Conducting any form of individual or group solicitation activity other than those expressly permitted under Appendix F, the DSS Marketing Guidelines, unless prior approval is obtained from DSS.

b. Any type of marketing activity which has not been clearly specified as permissible under these guidelines should be assumed to be prohibited. The MCO shall contact the DEPARTMENT for guidance and approval for any activity not clearly permissible under these guidelines.

SANCTION: If the MCO or its providers engage in inappropriate marketing activities, the DEPARTMENT may impose a sanction up to and including a Class C sanction pursuant to Section 9.05 as it deems appropriate.

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3.31  HEALTH EDUCATION

The MCO must routinely, but no less frequently than annually, remind and encourage the Members to utilize benefits including physical examinations which are available and designed to prevent illness. The MCO shall keep a record of all activities it has conducted to satisfy this requirement.

3.32  QUALITY ASSESSMENT AND PERFORMANCE IMPROVEMENT

a. The MCO is required to provide a quality level of care for all services, which it provides and for which it contracts. These services are expected to be medically necessary and may be provided by participating providers. The MCO shall implement a Quality Assessment and Performance Improvement program to assure the quality of care. The EQRO shall monitor the MCO's compliance with all requirements in this section.

b. The MCO shall comply with DEPARTMENT requirements concerning Quality Assessment and Performance Improvement set forth below. The MCO will develop and implement an internal Quality Assessment and Performance Improvement program consistent with the Quality Assessment and Performance Improvement program guidelines, as provided in Appendix G.

c. The MCO must have a Quality Assessment and Performance Improvement system which:

      1. Provides for review by appropriate health professionals of the processes followed in providing health services;

      2. Provides for systematic data collection of performance and participant results;

      3.    Provides for interpretation of these data to the practitioners;

      4.    Provides for making needed changes;

      5. Provides for the performance of at least one performance improvement project of the MCO's own choosing;

      6. Provides for participation in an least one performance improvement project conducted by the EQRO; and

      7. Has in effect mechanisms to detect both under utilization and over utilization of services.

d. The MCO shall provide descriptive information on the operation, performance and success of its Quality Assessment and Performance Improvement system to the DEPARTMENT or its agent upon request.

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e.    The MCO shall maintain and operate a Quality Assessment and Performance
      Improvement program which includes at least the following elements:

      1.    A quality assessment and performance improvement assurance plan;

      2. A Quality Assessment and Performance Improvement Director who is responsible for the operation and success of the Quality Assessment and Performance Improvement Program. This person shall have adequate experience to ensure successful Quality Assessment and Performance Improvement, and shall be accountable for the Quality Assessment and Performance Improvement systems for all the MCO's providers, as well as the MCO's subcontractors;

      3. The Quality Assessment and Performance Improvement Director shall spend an adequate proportion of time on Quality Assessment and Performance Improvement activities to ensure that a successful Quality Assessment and Performance Improvement Program will exist. Under the Quality Assessment and Performance Improvement program, there shall be access on an as-needed basis to the full compliment of health professions (e.g., pharmacy, physical therapy, nursing, etc.) and administrative staff. Oversight of the program shall be provided by a Quality Assessment and Performance Improvement committee which includes representatives from:

            a. Variety of medical disciplines (e.g., medicine, surgery, mental health, etc.) and administrative staff; and

            b.    Board of Directors of the MCO.

      4. The Quality Assessment and Performance Improvement committee shall be organized operationally within the MCO such that it can be responsible for all aspects of the Quality Assessment and Performance Improvement program.

      5. Quality Assessment and Performance Improvement activities shall be sufficiently separate from Utilization Review activities, so that Quality Assessment and Performance Improvement activities can be distinctly identified as such.

      6. The Quality Assessment and Performance Improvement activities of the MCO providers and subcontractors, if separate from the MCO's Quality Assessment and Performance Improvement activities shall be integrated into the overall MCO Quality Assessment and Performance Improvement program, and the MCO shall provide feedback to the providers/subcontractors regarding the operation of any such independent Quality Assessment and Performance Improvement effort. The MCO shall remain however, fully accountable for all Quality Assessment and Performance Improvement relative to its providers and subcontractors.

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      7.    The Quality Assessment and Performance Improvement committee shall meet at least quarterly and produce written documentation of committee activities to be shared with the DEPARTMENT or its agent.

      8. The results of the Quality Assessment and Performance Improvement activities shall be reported in writing at each meeting of the Board of Directors.

      9. The MCO shall have a written procedure for following up on the results of Quality Assessment and Performance Improvement activities to determine success of implementation. Follow-up shall be documented in writing.

      10. If the DEPARTMENT determines that a Quality Assessment and Performance Improvement plan does not meet the above requirements, the DEPARTMENT may provide the MCO with a model plan. The MCO agrees to modify its Quality Assessment and Performance Improvement plan based on negotiations with the DEPARTMENT.

      11. The MCO shall monitor access to and quality of health care goods and services for its Member population, and, at a minimum, use this mechanism to capture and report all of the DEPARTMENT'S required utilization data. The MCO shall be subject to an annual medical audit by the DEPARTMENT's EQRO and shall provide access to the data and records requested.

      12. To the extent permitted under federal and state law, the MCO certifies that all data and records requested shall, upon reasonable notice, be made available to the DEPARTMENT or its agent.

      13. The MCO will be an active participant in at least one of the EQRO's performance improvement focus studies each year.

      14. The MCO must comply with external quality review that will be implemented by an organization contracted by the DEPARTMENT. This may include participating in the design of the external review, collecting data including, but not limited to, administrative and medical data, HEDIS measures, and/or making data available to the review organization.

      15. The MCO must conduct at least one performance improvement project that includes the following:

            a.    the project shall focus upon at one of the following areas:

                  1)    prevention and care of acute and chronic conditions;

                  2)    high volume services;

                  3)    continuity and coordination of care;

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                  4)    appeals and complaints; and

                  5)    access to and availability of services.

            b.    measurement of performance using quality indicators that are:

                  1)    objective;

                  2)    clearly and unambiguously defined;

                  3) based on current clinical knowledge or health services research;

                  4)    valid and reliable;

                  5)    systematically collected; and

                  6) capable of measuring outcomes such as changes in health status or Member satisfaction, or valid proxies of those outcomes.

            c. implementation of system interventions to achieve quality improvement;

            d.    evaluation of the effectiveness of the interventions;

            e. planning and initiation of activities for increasing or sustaining improvement; and

            f. represent the entire population to which the quality indicator is relevant.

      16. With the approval of the DEPARTMENT, the MCO may conduct performance improvement projects for the combined HUSKY A and HUSKY B population.

3.33  INSPECTION OF FACILITIES

a. The MCO shall provide the State of Connecticut and any other legally authorized governmental entity, or their authorized representatives, the right to enter at all reasonable times the MCO's premises or other places, including the premises of any subcontractor, where work under this contract is performed to inspect, monitor or otherwise evaluate work performed pursuant to this contract. The MCO shall provide reasonable facilities and assistance for the safety and convenience of the persons performing those duties. The DEPARTMENT and its authorized agents will request access in advance in writing except in case of suspected fraud and abuse.

b. In the event right of access is requested under this section, the MCO or subcontractor shall upon request provide and make available staff to assist in the audit or inspection effort, and provide adequate space on the premises to reasonably accommodate the State or Federal representatives conducting the audit or inspection effort.

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c.    The MCO shall be given ten (10) business days to respond to any findings of an audit before the DEPARTMENT shall finalize its findings. All information so obtained will be accorded confidential treatment as provided under applicable law.

3.34  EXAMINATION OF RECORDS

a. The MCO shall develop and keep such records as are required by law or other authority or as the DEPARTMENT determines are necessary or useful for assuring quality performance of this contract. The DEPARTMENT shall have an unqualified right of access to such records in accordance with
      Part II Section 3.33.

b. Upon non-renewal or termination of this contract, the MCO shall turn over or provide copies to the DEPARTMENT or to a designee of the DEPARTMENT all documents, files and records relating to persons receiving services and to the administration of this contract that the DEPARTMENT may request, in accordance with Part II Section 3.33.

c. The MCO shall provide the DEPARTMENT and its authorized agents with reasonable access to records the MCC maintains for the purposes of this contract. The DEPARTMENT and its authorized agents will request access in writing except in cases of suspected fraud and abuse. The MCO must make all requested medical records available within thirty (30) days of the DEPARTMENT's request. Any contract with a subcontractor must include a provision specifically authorizing access in accordance with the terms set forth in Part II 3.34.

d. The MCO shall maintain the confidentiality of patients' records in conformance with this contract and state and federal statutes and regulations, including, but not limited to, the Health Insurance Portability and Accountability Act (HIPAA), 42 U.S.C. 1320d-2 et seq., the Connecticut Insurance Information and Privacy Act, Section 38a-975 et seq. of the Connecticut General Statutes, and as applicable the Gramm-Leach-Bliley Act, 15 U.S.C. 6801 et seq.

e. The MCO, for purposes of audit or investigation, shall provide the State of Connecticut, the Secretary of HHS and his/her designated agent, and any other legally authorized governmental entity or their authorized agents access to all the MCO's materials and information pertinent to the services provided under this contract, at any time, until the expiration of three (3) years from the completion date of this contract as extended.

f. The State and its authorized agents may record any information and make copies of any materials necessary for the audit.

g. Retention of Records: The MCO and its subcontractors shall retain financial records, supporting documents, statistical records and all other records supporting

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      the services provided under this contract for a period of five (5) years from the completion date of this contract. The MCO shall make the records available at all reasonable times at the MCO's general offices. The DEPARTMENT and its authorized agents will request access in writing except in cases of suspected fraud and abuse. If any litigation, claim or audit is started before the expiration of the six (6) year period, the records must be retained until all litigation, claims or audit findings involving the records have been resolved. The MCO must make all requested records available within thirty (30) days of the DEPARTMENT's request.

3.35  MEDICAL RECORDS

a. In compliance with all state and federal law governing the privacy of individually identifiable health care information including the Health Insurance Portability and Accountability Act (HIPPA), 42 USC Sections 1320d-2 et seq., the MCO shall establish a confidential, centralized record, for each Member, which includes information of all medical goods and services received. The MCO may delegate maintenance of the centralized medical record to the Member's PCP, provided however, that the record shall be made available upon request and reasonable notice, to the DEPARTMENT or its agent(s) at a centralized location. The medical record shall meet the DEPARTMENT's medical record requirements as defined by the DEPARTMENT in its regulations, and shall comply with the requirements of the National Committee on Quality Assurance (NCQA) or other national accrediting body with a recognized expertise in managed care. The MCO shall establish a confidential, centralized record, which includes the medical record, for all Members including all goods and services received. The MCO may delegate maintenance of the centralized medical record to the Member's PCP, provided however, that the record shall be made available upon request and reasonable notice, to the DEPARTMENT or its agent(s) at a centralized location. The MCO or PCP shall maintain the medical records in compliance with all state and federal law governing the privacy of individually identifiable health care information including the Health Insurance Portability and Accountability Act (HIPAA), 42 U.S.C. 1320d-2 et seq. The medical record shall meet the DEPARTMENT's medical record requirements as defined by the DEPARTMENT in its regulations, and shall comply with the requirements of the NCQA.

b. The MCO shall not turn over or provide documents, files and records pertaining to a Member to another health plan unless the Member has changed enrollment to the other plan and the MCO has been so notified by the DEPARTMENT or its agent.

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3.36  AUDIT LIABILITIES

In addition to and not in any way in limitation of the obligation of the contract, it is understood and agreed by the MCO that the MCO shall be held liable for any finally determined State or Federal audit exceptions and shall return to the DEPARTMENT all payments made under the contract to which exception has been taken or which have been disallowed because of such an exception.

3.37  CLINICAL DATA REPORTING

a. Utilization Reporting: The MCO shall submit reports to the DEPARTMENT or its agent in the areas listed below. The purpose of the reports is to assist the DEPARTMENT in its efforts to assess and evaluate the performance of the HUSKY B program and the MCO.

b. Utilization reports shall cover, but not be limited to, the following areas:

      1.    well-child visits;

      2.    immunizations;

      3.    maternal and prenatal care;

      4.    preventive care;

      5.    inpatient and outpatient services;

      6.    dental services;

      7.    behavioral health and substance abuse services;

      8.    HEDIS/CAHPS; and

      9.    other services.

c. The DEPARTMENT shall consult with the MCO, through a workgroup comprised of the DEPARTMENT, its agent, and MCO representatives that meets on a periodic basis, or as needed, to discuss the necessary data, methods of collecting the data, and the format and media for new reports or changes to existing reports.

d. The MCO shall submit reports, which comply with the DEPARTMENT's standards, to the DEPARTMENT or its agent. For each report the DEPARTMENT shall consider using any HEDIS standards promulgated by the NCQA which covers the same or similar subject matter. The DEPARTMENT reserves the right to modify HEDIS standards, or not use them at all, if in the DEPARTMENT's judgment, the objectives of the HUSKY B program can be better served by using other methods.

e. The DEPARTMENT or its agent, will choose a random sample of administrative and medical records each year, in order to measure utilization of services. The MCO will make required records available to the DEPARTMENT or agent, at a

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      location upon reasonable notice. The agent shall review the records and report back to the DEPARTMENT on the extent to which the reporting measure results are validated through comparison with the records. Prior to making its report to the DEPARTMENT, its agent shall afford the MCO reasonable opportunity to suggest corrections to or comment upon the agent's findings.

f. The DEPARTMENT shall provide the MCO with final specifications for submitting all reports no less than ninety (90) days before the reports are due. The MCO shall submit reports on a schedule to be determined by the DEPARTMENT, but not more frequently than quarterly. Before the beginning of each calendar year, the DEPARTMENT shall provide the MCO with a schedule of utilization reports, which shall be due that calendar year. Due dates for the reports shall be at the discretion of the DEPARTMENT, but not earlier than ninety (90) days after the end of the period that they cover.

SANCTION: Failure to comply with the above reporting requirements in a complete and timely manner may result in a strike towards a Class A sanction, pursuant to
Section 9.05.

3.38  UTILIZATION MANAGEMENT

a. The MCO and any subcontractor is required to be licensed by the Connecticut Department of Insurance as a utilization review company. The MCO may subcontract with a licensed utilization review company to perform some or all of the MCO's utilization management functions.

b. If the MCO subcontracts for any portion of the utilization management function, the MCO shall provide a copy of any such subcontract to the DEPARTMENT and any such subcontract shall be subject to the provisions of
      Section 7.08 of this contract. The DEPARTMENT will review and approve the subcontract, subject to the provisions of Section 3.43, to ensure the appropriateness of the subcontractor's policies and procedures. The MCO is required to conduct regular and comprehensive monitoring of the utilization management subcontractor.

The MCO and its subcontractors shall comply with the utilization review provisions of Connecticut General Statutes Section 38a-226c(a)(1).

3.39  FINANCIAL RECORDS

a. The MCO shall maintain for the purpose of this contract, an accounting system of procedures and practices that conforms to Generally Accepted Accounting Principles.

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b.    The MCO shall permit audits or reviews by the DEPARTMENT or its agent(s), of the MCO's financial records related to the performance of this contract. In addition, the MCO will be required to provide Claims Aging Inventory Reports, Claims Turn Around Time Reports, cost, and other reports as outlined in sections (c) and (d) below or as directed by the DEPARTMENT.

c. Reports specific to the MCO's HUSKY line of business shall be provided in formats developed by the DEPARTMENT. All reports described in Section 3.39 c (1) and 3.39 c (2) shall contain separate sections for HUSKY A and B. It is anticipated that the requirements in this area will be modified to enable the DEPARTMENT to respond to inquiries that the DEPARTMENT receives regarding the financial status of the HUSKY program, to determine the relationship of capitation payments to actual appropriations for the program, and to allow for proper oversight of fiscal issues related to the managed care programs. The MCO will cooperate with the DEPARTMENT or its agent(s) to meet these objectives. The following is a list of required reports:

      1. Audited financial reports per MCO HUSKY line of business. If the MCO is licensed as a health care center or insurance company, both the annual audited financial reports for the MCO and the audited financial reports per MCO HUSKY line of business shall be conducted and reported in accordance with C.G.S. Section 38a-54. If the MCO is not licensed as a health care center or insurance company, the annual audited financial reports for the MCO and the audited financial reports per MCO line of business shall be completed in accordance with generally accepted auditing principles.

            The MCO may elect to combine HUSKY A and HUSKY B in the audited financial statement. If this election is made, the MCO shall also submit the following: a separate unaudited income statement for HUSKY A and HUSKY B, which will be compared to the audited financial statement.

      2. Unaudited financial reports, HUSKY line of business (formats shown in Appendix H). The reports shall be submitted quarterly, forty-five
            (45) days subsequent to the end of each quarter. Every line of the requested report must contain a dollar figure or an indication that said line is not applicable.

      3. Annual and Quarterly Statements. If the MCO is licensed as a health care center or insurance company, the MCO is required to submit Annual and Quarterly Statements to the Department of Insurance in accordance with the C.G.S. Section 38a-53. One copy of each statement shall be submitted to the DEPARTMENT in accordance with the following due dates: Annual Statements are due on March 1st and Quarterly Statements are due forty-five (45) days subsequent to the end of each quarter.

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      4.    Claims Aging Inventory Report (format shown in Appendix H or any other format approved by the DEPARTMENT). The report will include all HUSKY claims outstanding as of the end of each quarter, by type of claim, claim status and aging categories. If a subcontractor is used to provide services and adjudicate claims or a vendor is used to adjudicate claims, the MCO is responsible for providing a claims aging report in the required format for each current or prior subcontractor who has claims outstanding. The Claims Aging Inventory reports will be submitted to the DEPARTMENT forty-five (45) days subsequent to the end of each quarter.

      5. Claims Turn Around Time Report (format shown in Appendix H or any other format approved by the DEPARTMENT). For those claims processed in forty-six (46) or more days, indicate if interest was paid in accordance with the Section 3.42 of the contract. If a subcontractor is used to provide services and adjudicate claims or a vendor is used to adjudicate claims, the MCO is responsible for providing a Claims Turn Around Time Report for each current or prior subcontractor who has claims outstanding. The Claims Turn Around Time Report will be submitted to the DEPARTMENT forty-five (45) days subsequent to the end of each quarter.

d. The MCO shall maintain accounting records in a manner which will enable the DEPARTMENT to easily audit and examine any books, documents, papers and records maintained in support of the contract. All such documents shall be made available to the DEPARTMENT at its request, and shall be clearly identifiable as pertaining to the contract.

e. The MCO shall make available on request all financial reports required by the terms of any current contract with any other state agency(s) provided that said agency agrees that such information may be shared with the DEPARTMENT.

3.40  INSURANCE

The MCO, its successors and assignees shall procure and maintain such insurance as is required by currently applicable federal and state law and regulation. Such insurance shall include, but not be limited to, the following:

1. liability insurance (general, errors and omissions, and directors and officers coverage);

2.    fidelity bonding or coverage of persons entrusted with handling of funds;

3.    workers compensation; and

4.    unemployment insurance.

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The MCO shall name the State of Connecticut as an additional insured party under any insurance, except for professional liability, workers compensation, unemployment insurance, and fidelity bonding maintained for the purposes of this contract. However, the MCO shall name the State of Connecticut as either a loss payee or additional insured for fidelity bonding coverage.

3.41  SUBCONTRACTING FOR SERVICES

a. Licensed health care facilities, group practices and licensed health care professionals operating within the scope of their practice may contract with the MCO directly or indirectly through a subcontractor who directly contracts with the MCO. The MCO shall be held directly accountable and liable for all of the contractual provisions under this contract regardless of whether the MCO chooses to subcontract its responsibilities to a third party. No subcontract shall operate to terminate the legal responsibility of the MCO to assure that all activities carried out by the subcontractor conform to the provisions of this contract. Subcontracts shall not terminate the legal liability of the MCO under this contract.

b. The MCO may subcontract for any function, excluding Member Services, covered by this contract, subject to the requirements of this contract. All subcontracts shall be in writing, shall include any general requirements of this contract that are appropriate to the services being provided, and shall assure that all delegated duties of the MCO under this contract are performed. All subcontracts shall also provide for the right of the DEPARTMENT or another governmental entity to enter the subcontractor's premises to inspect, monitor or otherwise evaluate the work being performed as a delegated duty of this contract, as specified in
      Section 3.33, Inspection of Facilities.

c. With the exception of subcontracts specifically excluded by the DEPARTMENT, all subcontracts shall include verbatim the HUSKY B definitions of Medical Appropriateness/Medically Appropriate and Medically Necessary/Medical Necessity as set forth in the Definitions, Part II,
      Section 1 of this contract. All subcontracts shall require the use of these definitions by subcontractors in all requests for approval of coverage of goods or services made on behalf of HUSKY B Members. All subcontracts shall also provide that decisions concerning both acute and chronic care must be made according to these definitions.

d. Within fifteen (15) days of the effective date of this contract the MCO shall provide the DEPARTMENT with a report of those functions under this contract that the MCO will be providing through subcontracts and copies of the contracts between the MCO and the subcontractor. Such report shall identify the names of the subcontractors, their addresses and a summary of the services they will be providing. If the MCO enters into any additional subcontracts after the MCO's initial compliance with this section, the MCO shall obtain the advance written approval of the DEPARTMENT. The MCO shall provide the DEPARTMENT

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      with a draft of the proposed subcontract thirty (30) days in advance of the completion of the MCO's negotiation of such subcontract. In addition, amendments to any such subcontract excluding those of a technical nature, shall require the pre-review and approval of the DEPARTMENT.

e. In accordance with JUNE SPECIAL SESSION, PUBLIC ACT NO.01-2, all behavioral health and dental subcontracts, which include the payment of claims on behalf of HUSKY B Members for the provision of goods or services to HUSKY B Members shall require a performance bond, letter of credit, statement of financial reserves or payment withhold requirements. The performance bond, letter of credit, statement of financial reserves or payment withhold requirements shall be in a form to be mutually agreed upon by the MCO and the subcontractor. The amount of the performance bond shall be sufficient to ensure the completion of the subcontractor's claims processing and provider payment obligations under the subcontract in the event the contract between the MCO and the subcontractor is terminated. The MCO shall submit reports to the DEPARTMENT upon the DEPARTMENT's request related to any payments made from the performance bonds or any payment withholds.

f. All subcontracts shall include provisions for a well-organized transition in the event of termination of the subcontract for any reason. Such provisions shall ensure that an adequate provider network will be maintained at all times during any such transition period and that continuity of care is maintained for all Members.

g. In the event that a subcontract is terminated, the MCO shall submit a written transition plan to the DEPARTMENT sixty (60) days in advance of the scheduled termination. The transition plan shall include provisions concerning financial responsibility for the final settlement of provider claims and data reporting, which at a minimum must include a claims aging report prepared in accordance with Section 3.39 (c)(5) of this contract, with steps to ensure the resolution of the outstanding amounts. This plan shall be submitted prior to the DEPARTMENT's approval.

h. All subcontracts shall also include a provision that the MCO will withhold a portion of the final payment to the subcontractor, as a surety bond to ensure compliance under the terminated subcontract.

i. The MCO shall have no right to and shall not assign, transfer or delegate this contract in its entirety, or any right or duty arising under this contract without the prior written approval of the DEPARTMENT. The DEPARTMENT in its discretion may grant such written approval of an assignment, transfer or delegation provided, however, that this paragraph shall not be construed to grant the MCO any right to such approval.

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3.42  TIMELY PAYMENT OF CLAIMS

If the MCO or any other subcontractor or vendor who adjudicates claims fails to pay a clean claim within forty-five (45) days of receipt, or as otherwise stipulated by a provider contract, the MCO, vendor or subcontractor shall pay the provider the amount of such clean claims plus interest at the rate of fifteen (15) percent per annum or as stipulated by a provider contract. In accordance with Section 3.39 (c)(5), Financial Records, the MCO shall provide to the DEPARTMENT information related to interest paid beyond the forty-five (45) day timely filing limit, or as otherwise stipulated by provider contracts.

3.43  INSOLVENCY PROTECTION

The MCO must maintain protection against insolvency as required by the DEPARTMENT including demonstration of adequate initial capital and ongoing reserve contributions. The MCO must provide financial data to the DEPARTMENT in accordance with the DEPARTMENT's required formats and timing.

3.44  FRAUD AND ABUSE

a. The MCO shall not knowingly take any action or failure to take action that could result in an unauthorized benefit to the MCO, its employees, its subcontractors, its vendors, or to a Member.

b. The MCO commits to preventing, detecting, investigating, and reporting potential fraud and abuse occurrences, and shall assist the DEPARTMENT and HHS in preventing and prosecuting fraud and abuse in the HUSKY B program.

c. The MCO acknowledges that the DEPARTMENT and HHS, Office of the Inspector General, has the authority to impose civil monetary penalties on individuals and entities that submit false and fraudulent claims to the HUSKY B program.

d. The MCO shall immediately notify the DEPARTMENT when it detects a situation of potential fraud or abuse, including, but not limited to, the following:

      1. False statements, misrepresentation, concealment, failure to disclose, and conversion of benefits;

      2. Any giving or seeking of kickbacks, rebates, or similar remuneration;

      3. Charging or receiving reimbursement in excess of that provided by the DEPARTMENT; and

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      4.    False statements or misrepresentation made by a provider,
            subcontractor, or Member in order to qualify for the HUSKY program.

e. Upon written notification of the DEPARTMENT, the MCO shall cease any conduct that the DEPARTMENT or its agent deems to be abusive of the HUSKY program, and to take any corrective actions requested by the DEPARTMENT or its agent.

f. The MCO attests to the truthfulness, accuracy, and completeness of all data submitted to the DEPARTMENT, based on the MCO's best knowledge, information, and belief. This data certification requirement includes encounter data and also applies to the MCO's subcontractors.

g. The MCO shall establish a fraud and abuse plan, including, but not necessarily limited to, the following efforts:

      1. conducting regular reviews and audits of operations to guard against fraud and abuse;

      2. assessing and strengthening internal controls to ensure claims are submitted and payments are made properly;

      3. educating employees, providers, and subcontractors about fraud and abuse and how to report it;

      4. effectively organizing resources to respond to complaints of fraud and abuse;

      5.    establishing procedures to process fraud and abuse complaints; and

      6.    establishing procedures for reporting information to the DEPARTMENT.

h. The MCO shall examine publicly available data, including but not limited to the HCFA Medicare/Medicaid Sanction Report and the HCFA website (http://www.dhhs.gov.oig) to determine whether any potential or current employees, providers, or subcontractors have been suspended or excluded or terminated from the Medicare or Medicaid programs and shall comply with, and give effect to, any such suspension, exclusion, or termination in accordance with the requirements of state and federal law.

i. The MCO must provide full and complete information on the identity of each person or corporation with an ownership or controlling interest (five (5) percent) in the managed care plan, or any subcontractor in which the MCO has a five (5) percent or more ownership interest.

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j.    The MCO must immediately provide full and complete information when it becomes aware of any employee or subcontractor who has been convicted of a civil or criminal offense related to that person's involvement under Medicare, Medicaid, or any other federal or state assistance program prior to entering into or renewing this contract.

SANCTION: The DEPARTMENT may impose a sanction up to an including a Class C sanction for the failure to comply with any provision of this section, or take any other action set forth in Section 9.05 of this contract, including terminating or refusing to renew this contract, or any other remedy allowed by federal or state law.

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4.    MCO RESPONSIBILITY CONCERNING PAYMENTS MADE ON BEHALF OF THE MEMBER

4.01 DEDUCTIBLES, COINSURANCE, ANNUAL BENEFIT MAXIMUMS, AND LIFETIME BENEFIT MAXIMUMS

The MCO shall not apply deductibles, coinsurance, or annual or lifetime benefit maximums to any covered goods and services provided to Members in HUSKY B.

4.02  PAYMENTS FOR NONCOVERED SERVICES

The MCO may allow a provider to charge for noncovered goods or services provided to a Member only if the parent or applicant knowingly elects to receive the goods or services and enters into an agreement in writing to pay for such goods or services prior to receiving them. For purposes of this section noncovered services are services other than those described in Appendix A of this contract, services that are provided in the absence of appropriate authorization by the MCO, and services that are provided out-of-network unless otherwise specified in the contract or regulation.

If the Member is potentially eligible for HUSKY Plus and the goods and services that the Member needs are not covered in HUSKY B but are covered in HUSKY Plus, the MCO shall refer the Member to HUSKY Plus.

No payment made for non-covered services shall be considered cost-sharing for purposes of determining the family's maximum annual aggregate cost-sharing limit.

4.03  COST-SHARING EXEMPTION FOR AMERICAN INDIAN/ALASKAN NATIVE CHILDREN

Families of American Indian/ Alaskan Native (AI/AN) children who are Members of a Federally recognized tribe and who are in Income Band 1 or 2 are exempted from paying HUSKY B premiums or copayments.

The DEPARTMENT or its agent will determine each AI/AN family's eligibility for HUSKY B and the appropriate Income Band, and will also determine whether or not a family's children qualify for the AI/AN cost-sharing exemption. The DEPARTMENT or its agent will then notify the MCO whether the Member is qualified for the exemption and the appropriate Income Band for the family. The MCO shall ensure that the family is not charged any premiums or copayments for qualified AI/AN children as of the date the DEPARTMENT or its agent makes that determination.

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The MCO shall notify its providers and subcontractors of the AI/AN exemption from premiums and copayments. Member handbooks and information handouts developed by the MCO shall include information about the AI/AN exclusion from premiums and copayments. The MCO shall refer any Members who believe they qualify for the AI/AN exemption to the DEPARTMENT or its agent for a determination of their qualification.

The MCO shall provide all qualified AI/AN children in Income Bands 1 and 2 with Membership identification cards stating "no copayments" and the MCO shall inform their HUSKY B providers and subcontractors that children with Membership cards so noted shall not be charged copayments.

If the family has paid premiums and/or copayments for qualified AI/AN children, it is the responsibility of the MCO to repay the premiums and/or copayments to the family within three (3) months of the MCO's determination that they were paid. It is the responsibility of the MCO to review the Member accounts quarterly to determine which families have paid premiums and/or copayments for qualified AI/AN children. The quarterly review must be completed no later than fifteen (15) days after the end of each quarter. The MCO shall make the review available to the DEPARTMENT upon request.

SANCTION: If the MCO fails to repay the overpayment to the family within three
(3) months of the determination that the premium payment liability has been reached or if the MCO fails to exempt AI/AN children from premiums or copayments, the DEPARTMENT may impose a sanction up to and including a Class B sanction pursuant to Section 9.05.

4.04  COPAYMENTS

The MCO shall allow providers to collect copayments for the following goods and services only: outpatient physician visits; powered wheelchairs; hearing examinations; nurse midwife visits; nurse practitioner visits; podiatrist visits; chiropractor visits; naturopathic visits; eye care exams; oral contraceptives; generic and brand name prescriptions; mental health outpatient visits; outpatient behavioral health visits for substance abuse; and non-emergency care provided in a hospital emergency department or urgent care facility, except for a condition such that a prudent layperson, acting reasonably, would have believed that emergency medical treatment is needed. The amounts of these copayments are detailed in Appendix A.

4.05  COPAYMENTS PROHIBITED

No copayment shall be charged for preventive care and services; family planning services, excluding oral contraceptives; inpatient physician services; inpatient hospital services; outpatient surgical visits; ambulance for emergency medical conditions; skilled nursing; home health services; hospice and short-term rehabilitation; physical therapy, occupational therapy and speech therapy; laboratory and x-ray services, including

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diagnostic and treatment radiology and ultrasound treatment; preadmission testing; prosthetic devices; durable medical equipment other than powered wheelchairs; emergency medical conditions; and the following dental services: oral exams, prophylaxis, x-rays, fillings, fluoride treatments, sealants, and oral surgery.

4.06  MAXIMUM ANNUAL AGGREGATE COST-SHARING LIMITS FOR COPAYMENTS

The maximum annual aggregate cost-sharing limit for copayments is $650 for families in Income Bands 1 and 2. For these families, the MCO shall not allow copayments to be charged once the family has reached its maximum annual aggregate cost-sharing limit for copayments.

The maximum annual aggregate cost-sharing limit applies to the entire family regardless of the number of eligible children in such family who are enrolled in the MCO and regardless of the number of MCOs in which those children are enrolled during the annual period. The annual period means the continuous eligibility (CE) period of the child in the family who has the earliest date of enrollment in HUSKY B.

It is the responsibility of the MCO to review the Member accounts at a minimum on a quarterly basis to determine which families have reached their maximum annual cost-sharing limit for copayments. The review must be completed no later than fifteen (15) days after the end of each review period. The MCO shall make the review available to the DEPARTMENT upon request.

If the family has paid more than the allowed limits for copayments, it is the responsibility of the MCO to repay the overpayment to the family within three
(3) months of the MCO's determination that the maximum annual aggregate cost-sharing limit for copayments had been met.

There is no maximum annual aggregate cost-sharing limit for copayments for families in Income Band 3.

SANCTION: If the MCO fails to have an effective tracking system for the maximum annual aggregate cost-sharing provisions, the DEPARTMENT may impose a Class B sanction pursuant to Section 9.05.

4.07  TRACKING COPAYMENTS

The MCO shall establish and maintain a system to track the copayments incurred by each family in Income Bands 1 and 2 in order to adhere to the requirements of the maximum annual aggregate cost-sharing limit for copayments. The MCO shall require their providers and subcontractors to verify whether a family has reached the maximum annual aggregate cost-sharing limit for copayments before charging a copayment.

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The MCO shall carry over the tracking of the copayment from one Income Band to the other within the annual period for families who move between Income Bands 1 and 2. For families moving within the annual period into Income Bands 1 or 2 from Income Band 3, the tracking begins with the enrollment in Income Band 1 or 2.

If the Member is disenrolled due to nonpayment of premiums, the MCO shall maintain the tracked information on file for costs incurred through the date of disenrollment in the event the Member is re-enrolled after payment of the premium within the annual period. If the Member is re-enrolled within the annual period, the MCO will resume tracking the copayments paid by the family throughout the remainder of the annual period.

Families in Income Bands 1 and 2 shall not be charged copayments once the maximum annual aggregate cost-sharing limits have been met. When a family in Income Bands 1 or 2 reaches the maximum annual aggregate cost-sharing limits for copayments, the MCO shall inform the providers and subcontractors that the copayment limit has been met, that the providers and subcontractors cannot charge further copayments within the annual period, and the date when the annual period ends. The MCO shall provide this same information to the parent and the applicant.

The MCO shall send a monthly file to the DEPARTMENT or its agent showing the premiums and copayments paid by the family. The monthly file shall include families with qualified AI/AN children who are exempted from premiums or copayments. The DEPARTMENT or its agent will keep information regarding the amount of copayments each family incurs within the annual period and if the children of the family disenroll and enroll in another MCO within the annual period, the DEPARTMENT or its agent will forward the family copayment totals for the annual period to the new MCO.

If a family believes it has reached the maximum annual aggregate cost-sharing limit for copayments, it may request, in writing, that the MCO review the copayments that have been paid by the family. The MCO shall then review the copayments made by the family and respond to the family, in writing, within three (3) weeks of the date of the family's written request. If the family disagrees with the MCOs determination, the family may request, in writing, a review by the DEPARTMENT. The MCO and the family shall abide by the decision of the DEPARTMENT. The MCO shall include a summary of this right and the appropriate procedures to request the review in its Member Handbook.

If the family has paid more than the allowed limits for copayments, it is the responsibility of the MCO to repay the overpayment to the family within three
(3) months of the determination that the maximum annual aggregate cost-sharing limit has been met.

SANCTION: Any one of the following may give rise to a strike towards a Class A Sanction pursuant to Section 9.05:

      If the MCO fails to inform its subcontractors, providers, and the family when the family has met its maximum annual aggregate cost-sharing limit for copayments;

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      If the MCO fails to submit a file to the DEPARTMENT or its agent reporting on copayment and premium amount of its Members within thirty (30) days of the close of the preceding month; or

      If the MCO fails to monitor the tracking system to determine if any family has reached the maximum annual aggregate cost-sharing limits.

4.08  AMOUNT OF PREMIUM PAYMENT

The amount a family shall be required to pay in premium payments for the HUSKY B benefit package shall vary according to the family income. The MCO shall not charge or collect a premium for families in Income Band 1. The premium charged and collected for families within Income Band 2 shall be $30 per month for families with one child or $50 per month for families with more than one child. The premium charged and collected for families in Income Band 3 will be the rate negotiated with the DEPARTMENT per month, per child.

4.09  BILLING AND COLLECTING THE PREMIUM PAYMENTS

The MCO shall bill the applicant for the premium payments and shall collect the premium payments from the applicant. The applicant may be billed up to thirty
(30) days in advance of the coverage period. The coverage period shall be no less than one month and no more than one year. The MCO shall offer all applicants the option of a schedule of monthly premium payments. During a free-look period, the MCO shall only bill the applicant on a monthly basis during such period. This option does not prohibit the MCO from offering incentives for new Members, subject to DEPARTMENT approval, for agreeing to a premium payment arrangement other than monthly. Such incentive, if offered, shall be available to all Members within the MCO.

4.10  NOTIFICATION OF PREMIUM PAYMENTS DUE

The MCO shall provide the applicant with reasonable prior notice of any premiums to be paid. The notice shall contain: the amount of the premium due; the date the premium is due; the effective date of disenrollment in case of failure to pay the initial premium by the due date; information concerning lock-out if there is disenrollment for failure to pay the premium; an instruction for the applicant to immediately contact the DEPARTMENT or its agent if the applicant cannot pay the premium by the due date because of a decrease in family income or other changes in family circumstances; and any additional information required to be included in the notice by the DEPARTMENT.

SANCTION: If the MCO fails to provide prior notice as required in this Section, the DEPARTMENT may impose a strike towards a Class A sanction pursuant to
Section 9.05.

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4.11  NOTIFICATION OF NON-PAYMENT OF THE PREMIUM PAYMENTS

When notified by the DEPARTMENT or its agent, the MCO shall notify, in writing, the applicant and the custodial parent, if a premium is not paid by the due date. The notice shall contain: the amount of the premium that is due; the date the premium was due; the effective date of disenrollment for failure to pay the premium; information concerning lock-out; an instruction for the applicant to immediately contact the DEPARTMENT or its agent if the applicant cannot pay the premium by the due date because of a decrease in income or other change in family circumstances; and any additional information required to be included in the notice by the DEPARTMENT.

The MCO shall also notify the DEPARTMENT or its agent if a premium is not paid by the due date. Such notice shall be provided no later than two (2) months from the due date.

SANCTION: If the MCO fails to provide prior notice, as described above, or if the MCO fails to notify the DEPARTMENT or its agent of failure to pay a premium by the due date, the DEPARTMENT may impose a strike towards a Class A sanction pursuant to Section 9.05.

4.12  PAST DUE PREMIUM PAYMENTS PAID

If the MCO receives premium payments after the Member has been disenrolled, the MCO shall notify the DEPARTMENT or its agent within fifteen (15) days of the receipt of the payment that the payment was received and when it was received.

SANCTION: If the MCO fails to notify the DEPARTMENT or its agent as required in this Section, the DEPARTMENT may impose a sanction pursuant to Section 9.

4.13  RESUMPTION OF SERVICES IF THE CHILD IS RE-ENROLLED

If a child is re-enrolled in HUSKY B, the MCO shall resume providing goods and services to that child.

4.14  OVERPAYMENT OF PREMIUM

The maximum annual aggregate cost-sharing limit for premiums is $600 for families in Income Band 2. The MCO shall not bill or collect premiums once an Income Band 2 family has reached its maximum annual aggregate cost-sharing limit for premiums.

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The maximum annual aggregate cost-sharing limit for premiums is determined by the amount the family has paid for premiums. The maximum annual aggregate cost-sharing limit shall be determined without regard to the number of eligible children in such family who are enrolled in the MCO and without regard to the number of MCOs in which those children have been enrolled during the annual period. The annual period means the CE period of the child in the family who has the earliest date of enrollment in HUSKY B.

If a family has paid more than the allowed limits for premiums, it is the responsibility of the MCO to repay the overpayment to the family within three
(3) months of the determination that the maximum annual aggregate cost-sharing limit for premiums has been met.

There is no maximum annual aggregate cost-sharing limit for premiums for families in Income Bands 1 or 3.

SANCTION: If the MCO fails to repay the overpayment to the family within three
(3) months of the determination that the premium payment liability has been reached, the DEPARTMENT may impose a strike towards a Class A sanction pursuant to Section 9.05.

4.15  MEMBER PREMIUM SHARE PAID BY ANOTHER ENTITY

The MCO may accept funds from private or tribal organizations for the purpose of subsidizing the payment of premiums, except that, prior to the application of any such funds to any Member's premium, the MCO is required to obtain approval from the DEPARTMENT.

If the MCO is overpaid any premium amount by the private or tribal organization, the MCO shall return the amount of the overpayment to the payor of the premium within three (3) months of the determination that the overpayment has occurred.

SANCTION: If the MCO fails to obtain DEPARTMENT approval prior to the application of funds from a private or tribal organization to any Member's premium, the DEPARTMENT may impose sanctions up to and including a Class B sanction.

4.16  TRACKING PREMIUM PAYMENTS

The MCO shall establish and maintain a system to track the premium payments made by each family in Income Band 2 in order to adhere to the requirements of the maximum annual aggregate cost-sharing limits for premiums.

The MCO shall cease tracking premium payments for families in Income Band 2 who are moved into Income Bands 1 or 3 when the move has been completed. For families

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moving into Income Band 2 from Income Bands 1 or 3, the tracking begins when the family moves into Income Band 2.

The MCO shall send a monthly file to the DEPARTMENT or its agent showing the premiums and copayments paid by the family. The DEPARTMENT or its agent will maintain the information regarding the amount of premiums each family pays within the annual period and if the children of the family disenroll and then enroll in another MCO within the annual period, the DEPARTMENT or its agent will forward the family premium totals for the annual period to the new MCO.

If a family believes it has reached the maximum annual aggregate cost-sharing limit for premiums, it may request that the MCO review the premiums that have been paid by the family. This request shall be in writing. The MCO shall then review the premium payments made by the family and respond to the family, in writing, within three (3) weeks of the date of the family's written request. If the family disagrees with the MCO's determination, the family may request, in writing, a review by the DEPARTMENT. The MCO and family shall abide by the decision of the DEPARTMENT. The MCO shall include a summary of this right and the appropriate procedures to request the review in its Member Handbook.

If the Member is disenrolled due to nonpayment of premiums, the MCO may cease tracking the premium payments, but will keep the tracked information on file in case the Member is re-enrolled after payment of the premium within the annual period. If the Member is re-enrolled the MCO shall resume tracking the premium payments paid, throughout the remainder of the annual period.

SANCTION: If the MCO fails to comply with any of the provisions of this section, the DEPARTMENT may impose sanctions up to and including a Class B sanction pursuant to Section 9.05.

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5.    LIMITED COVERAGE OF SOME GOODS AND SERVICES AND ALLOWANCES

5.01  LIMITED COVERAGE OF SOME BENEFITS

a. Some goods and services are covered only up to a specified dollar limit, as set forth in Appendix A. This dollar limit is the allowance for which the MCO is responsible. If the Member decides to access these goods and services, the MCO must cover them up to the specified allowance. The Member's family is responsible for paying any remaining balance beyond the covered allowance.

b. For the limited goods and services described in Appendix A, the MCO is responsible for ensuring that the Member's family is not charged the amount of the covered allowance.

c. The amount a family pays toward the fee of the goods and services described in this section shall not be considered when calculating the maximum annual aggregate cost-sharing.

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6.    FUNCTIONS AND DUTIES OF THE DEPARTMENT

6.01  ELIGIBILITY DETERMINATIONS

The DEPARTMENT or its agent will determine the initial and ongoing eligibility for the HUSKY B program of each Member enrolled under this contract in accordance with the DEPARTMENT'S eligibility policies.

6.02  INELIGIBILITY DETERMINATIONS

The MCO shall inform the DEPARTMENT or its agent within thirty (30) days of its knowledge of information which may render a child ineligible for HUSKY B. The information that shall be reported to the DEPARTMENT or its agent includes age, residency, insurance status, and death.

6.03  ENROLLMENT/DISENROLLMENT

a. Enrollment, disenrollment and initial selection of PCP's Members will be handled by the DEPARTMENT through a contract with a central enrollment broker. Coverage for new Members will be effective the first of the month and coverage for disenrolled Members will terminate on the last day of the month. Members remain continuously enrolled throughout the term of this contract, except in situations where clients change MCOs, become delinquent on their premium payments or lose their HUSKY B eligibility. Disenrollments due to loss of eligibility become effective upon loss of eligibility and are effective on the last day of the month. The DEPARTMENT or its agent will notify the MCO of enrollments and disenrollments specific to the MCO via a daily data file. The enrollments and disenrollments processed on any given day will be made available to the MCO via the data file the following day (i.e. after the daily overnight batching has been processed).

b. In addition to the daily data file, a full file of all the Members will be made available on a monthly basis. Both the daily data file and the monthly full file can be accessed by the MCO electronically via dial-up.

6.04  LOCK-IN/OPEN ENROLLMENT

a. Upon enrollment into an MCO, Members will be locked-in to that MCO for a period of up to twelve (12) months. Members will not be allowed to change plan enrollment during the lock-in period except for good cause, as defined below. The lock-in period is subject to the following provisions:

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      1.    The first ninety (90) days of enrollment into a new MCO will be designated as the free-look period during which time the Member may change plans.

      2. The last sixty (60) days of the lock-in period will be an open enrollment period, during which time Members may change plans.

      3. Plan changes made during the open enrollment period will go into effect on the first day of the month following the end of the lock-in period.

      4. Members who do not change plans during the open enrollment period will continue the enrollment in the same MCO and be assigned to a new twelve (12) month lock-in period.

b. The following shall constitute good cause for a Member to disenroll from the plan during the lock-in period.

      1. Unfavorable resolution of a Member complaint adjudicated through the MCO's internal complaint process and continued dissatisfaction due to repeated incidents of any of the following:

            a.    documented long waiting times for appointments;

            b. more than a forty-five (45) day wait for scheduling a well-care visit;

            c. more than a two (2) business day wait for non-urgent, symptomatic office visit;

            d. unavailability of same day office visit or same day referral to an emergency provider for emergency care services;

            e.    documented inaccessibility of MCO by phone or mail;

            f.    phone calls not answered promptly;

            g.    caller placed on hold for extended periods of time;

            h.    phone messages and letters not responded to promptly; and

            i.    rude and demeaning treatment by MCO staff.

      2. Prior to pursuing the MCO's internal complaint process and without filing an appeal through the plan, dissatisfaction due to any of the following:

            a. discriminatory treatment as documented in a complaint filed with the State of Connecticut, Commission on Human Rights and Opportunities (CHRO) or the DEPARTMENT'S Affirmative Action Division;

            b. PCP able to serve Member's specific individual needs (i.e. language or physical accessibility) is no longer participating with the MCO and there is no other suitable PCP within reasonable distance to the Member; or

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            c.    Member has a pending lawsuit against the MCO; verification of pending lawsuit must be provided.

6.05  CAPITATION PAYMENTS TO THE MCO

a. In full consideration of contract services rendered by the MCO, the DEPARTMENT agrees to pay the MCO monthly payments based on the capitation rates specified in Appendix I. The DEPARTMENT will make the payments in the month following the month to which the capitation applies.

b. Capitation payments to the MCO shall be based on a passive billing system. The MCO is not required to submit claims for the capitation billing for its HUSKY B Membership.

c. Payments to the MCO shall be based on each month's enrollment data as determined by the DEPARTMENT or its agent. The DEPARTMENT or its agent will supply to the MCO, on a monthly basis a capitation roster, which includes all Members for whom capitation payments are made to the MCO. The MCO will be responsible for detecting any inconsistency between the capitation roster and the MCO Membership records. The MCO must notify the DEPARTMENT of any inconsistency between enrollment and payment data. The DEPARTMENT agrees to provide to the MCO information needed to determine the source of the inconsistency within sixty (60) working days after receiving written notice of the request to furnish such information. The DEPARTMENT will recoup overpayments or reimburse underpayments. The adjusted payment for each month of coverage shall be included in the next monthly capitation payment and roster.

d. Any retrospective adjustments to prior capitation payments will be made in the form of an addition to or subtraction from the next month's capitation payment.

e. In instances where enrollment is disputed the DEPARTMENT will be the final arbiter of Membership status and reserves the right to recover inappropriate capitation payments. Capitation payments for retroactive enrollment adjustments will made to the MCO pursuant to rules outlined in Section c, noted above.

6.06  NEWBORN RETROACTIVE ADJUSTMENTS

a. The DEPARTMENT shall determine the eligibility of a newborn child retroactively to the date of his or her birth, for an application filed within thirty (30) days following birth.

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b.    For the purpose of determining the capitation payment to the MCO for the month in which the child was born, the effective date for such enrollment shall be the first of the month in which the child was born.

6.07  INFORMATION

The DEPARTMENT will make known to each MCO information which relates to pertinent statutes, regulations, policies, procedures, and guidelines affecting the operation of this contract. This information shall be available either through direct transmission to the MCO or by reference to public resource files accessible to the MCO personnel.

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7.    DECLARATIONS AND MISCELLANEOUS PROVISIONS

7.01  COMPETITION NOT RESTRICTED

In signing this Contract, the MCO asserts that no attempt has been made or will be made by the MCO to induce any other person or firm to submit or not to submit an application for the purpose of restricting competition.

7.02  NONSEGREGATED FACILITIES

a. The MCO certifies that it does not and will not maintain or provide for its employees any segregated facilities at any of its establishments; and that it does not permit its employees to perform their services at any location, under its control, where segregated facilities are maintained. As Contractor, the MCO agrees that a breach of this certification is a violation of Equal Opportunity in Federal employment. In addition, Contractor must comply with the Federal Executive Order 11246 entitled "Equal Employment Opportunity" as amended by Executive Order 11375 and as supplemented in the United States Department of Labor Regulations (41 CFR
      Part 30). As used in this certification, the term "segregated facilities" includes any waiting rooms, restaurants and other eating areas, parking lots, drinking fountain, recreation or entertainment areas, transportation, and housing facilities provided for employees which are segregated on the basis of race, color, religion, or national origin, because of habit, local custom, national origin or otherwise.

b. The MCO further agrees, (except where it has obtained identical certifications from proposed subcontractors for specific time periods) that it will obtain identical certifications from proposed subcontractors which are not exempt from the provisions for Equal Employment Opportunity; that it will retain such certifications in its files; and that it will forward a copy of this clause to such proposed subcontractors (except where the proposed subcontractors have submitted identical certifications for specific time periods).

7.03  OFFER OF GRATUITIES

The MCO, its agents and employees, certify that no elected or appointed official or employee of the DEPARTMENT has or will benefit financially or materially from this contract. The contract may be terminated by the DEPARTMENT if it is determined that gratuities of any kind were either offered to or received by any of the aforementioned officials or employees of the MCO, its agent or employee.

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7.04  EMPLOYMENT/AFFIRMATIVE ACTION CLAUSE

The MCO agrees to supply employment/affirmative action information as required for agency compliance with Title VI and VII of the Civil Rights Acts of 1964 and Connecticut General Statutes, Section 46a-68 and Section 46a-71.

7.05  CONFIDENTIALITY

a. The MCO agrees that all material and information, and particularly information relative to individual applicants or recipients of assistance through the DEPARTMENT, provided to the Contractor by the State or acquired by the Contractor in performance of the contract whether verbal, written, recorded magnetic media, cards or otherwise shall be regarded as confidential information and all necessary steps shall be taken by the Contractor to safeguard the confidentiality of such material or information in conformance with federal and state statutes and regulations.

b. The MCO agrees not to release any information provided by the DEPARTMENT or providers or any information generated by the MCO without the express written consent of the Contract Administrator, except as specified in this contract and permitted by applicable state law.

7.06  INDEPENDENT CAPACITY

The MCO, its officers, employees, subcontractors, or any other agent of the Contractor in performance of this contract will act in an independent capacity and not as officers or employees of the State of Connecticut or of the DEPARTMENT.

7.07  LIAISON

Both parties agree to have specifically named liaisons at all times. These representatives of the parties will be the first contacts regarding any questions and problems which arise during implementation and operation of the contract.

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7.08  FREEDOM OF INFORMATION

a. Due regard will be given for the protection of proprietary information contained in all applications and documents received; however, the MCO should be aware that all materials associated with the contract are subject to the terms of the Freedom of Information Act, the Privacy Act and all rules, regulations and interpretations resulting therefrom. It will not be sufficient for the MCO to merely state generally that the material is proprietary in nature and not therefore subject to release to third parties. Those particular pages of sections which the MCO believes to be proprietary must be specifically identified as such. Convincing explanation and rationale sufficient to justify each exemption from release consistent with Section 1-210 of the Connecticut General Statutes must accompany the documents. The rationale and explanation must be stated in terms of the prospective harm to the MCO's competitive position that would result if the identified material were to be released and the reasons why the materials are legally exempt from release pursuant to the above cited statue. Between the MCO and the DEPARTMENT the final administrative authority to release or exempt any or all material so identified rests with the DEPARTMENT.

b. The MCO understands the DEPARTMENT's need for access to eligibility and paid claims information and is willing to provide such data relating to the MCO to accommodate that need. The MCO is committed to providing the DEPARTMENT access to all information necessary to analyze cost and utilization trends; to evaluate the effectiveness of Provider Networks, benefit design, and medical appropriateness; and to show how the HUSKY population compares to the MCO's enrolled population as a whole. The MCO and the DEPARTMENT each understand and agree that the systems, procedures and methodologies and practices used by the MCO, its affiliates and agents in connection with the underwriting, claims processing, claims payment and utilization monitoring functions of the MCO, together with the underwriting, Provider Network, claims processing, claims history and utilization data and information related to the MCO and its agents, may constitute information which is proprietary to the MCO and/or its affiliates (collectively, the "Proprietary Information"). Accordingly, the DEPARTMENT acknowledges that the MCO shall not be required to divulge Proprietary Information if such disclosure would jeopardize or impair its relationships with providers or suppliers or would materially adversely affect the MCO's or any of its affiliates' ability to service the needs of its customers or the DEPARTMENT as provided under this contract unless the DEPARTMENT determines that such information is necessary in order to monitor contract compliance or to fulfill Part II Sections 3.33 and 3.34 of Part II of this contract. The DEPARTMENT agrees not to disclose publicly and to protect from public disclosure any proprietary or trade secret information provided to the DEPARTMENT by the MCO and/or its Affiliates' under this contract to the extent that such proprietary information is exempted from public disclosure under Section 1-213 of the Connecticut Freedom of Information Act.

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7.09  WAIVERS

Except as specifically provided in any section of this contract, no covenant, condition, duty, obligation or undertaking contained in or made a part of the Contract shall be waived except by the written agreement of the parties, and forbearance or indulgence in any form or manner by the DEPARTMENT or the MCO in any regard whatsoever shall not constitute a waiver of the covenant, condition, duty, obligation or undertaking to be kept, performed, or discharged by the DEPARTMENT or the MCO; and not withstanding any such forbearance or indulgence, until complete performance or satisfaction of all such covenants, conditions, duties, obligations and undertakings, the DEPARTMENT or MCO shall have the right to invoke any remedy available under the contract, or under law or equity.

7.10  FORCE MAJEURE

The MCO shall be excused from performance hereunder for any period that is prevented from providing, arranging for, or paying for services as a result of a catastrophic occurrence or natural disaster including but not limited to an act of war, and excluding labor disputes.

7.11  FINANCIAL RESPONSIBILITIES OF THE MCO

The MCO must maintain at all times financial reserves in accordance with the Connecticut Health Centers Act under Section 38a-175 et seq. of the Connecticut General Statutes, and with the requirements outlined in the DEPARTMENT'S Request for Application.

7.12  CAPITALIZATION AND RESERVES

a. The MCO shall comply with and maintain capitalization and reserves as required by the appropriate regulatory authority.

b. If the MCO is licensed by the State of Connecticut, the MCO shall establish and maintain capitalization and reserves as required by the Connecticut DOI.

c. If the MCO is majority-owned by federally qualified health centers (FQHCs) and not licensed by the State of Connecticut, the MCO will establish and maintain sequestered capital of $500,000 plus two (2) percent of ongoing annual capitation premiums.

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      1.    These funds shall be placed in a restricted account for the duration of the FQHC plan's existence, to be accessed only in the event such funds are needed to meet unpaid claims liabilities.

      2. This restricted account shall be established such that any withdrawals or transfers of funds will require signatures of authorized representatives of the FQHC plan and the DEPARTMENT.

      3. The initial $500,000 must be deposited into the account by the beginning of the MCO's first enrollment period.

      4. The MCO must make quarterly deposits into this account so that the account balance is equal to $ 500,000 plus two (2) percent of the premiums received during the preceding twelve (12) months.

7.13  MEMBERS HELD HARMLESS

The MCO shall not hold a Member liable for:

      1.    The debts of the MCO in the event of the MCO's insolvency;

      2. The cost of HUSKY B covered services provided pursuant to this contract, other than cost-sharing permitted under this contract, to the Member if the MCO or provider fails to receive payment; and/or

      3. Payments to a provider which exceed the amount that would be owed if the MCO directly provided the service.

7.14  COMPLIANCE WITH APPLICABLE LAWS, RULES AND POLICIES

The MCO in performing this contract shall comply with all applicable federal and state laws, regulations and written policies, including those pertaining to licensing.

7.15  FEDERAL REQUIREMENTS AND ASSURANCES

GENERAL

a. The MCO shall comply with those federal requirements and assurances for recipients of federal grants provided in OMB Standard Form 424B (4-88) which are applicable to the MCO. The MCC is responsible for determining which requirements and assurances are applicable to the MCO. Copies of the form are available from the DEPARTMENT.

b. The MCO shall provide for the compliance of any subcontractors with applicable federal requirements and assurances.

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LOBBYING

a. The MCO, as provided by 31 U.S.C. 1352 and 45 CFR 93.100 et seq., shall not pay federally appropriated funds to any person for influencing or attempting to influence an officer or employee of any agency, a Member of the U.S. Congress, an officer or employee of the U.S. Congress or an employee of a Member of the U.S. Congress in connection with the awarding of any federal contract, the making of any cooperative agreement or the extension, continuation, renewal, amendment or modification of any federal contract, grant, loan or cooperative agreement.

b. The MCO shall submit to the DEPARTMENT a disclosure form as provided in 45 CFR 93.110 and Appendix B to 45 CFR Part 93, if any funds other than federally appropriated funds have been paid or will be paid to any person for influencing or attempting to influence an officer or employee of any agency, a Member of the U.S. Congress, an officer or employee of the U.S. Congress or an employee of a Member of the U.S. Congress in connection with this contract.

BALANCED BUDGET ACT

The MCO shall comply with all applicable provisions of the Balanced Budget Act of 1997, P.L. 105-33 (HR 2015), approved August 5, 1997.

CLEAN AIR AND WATER ACTS

The MCO shall comply with all applicable standards, orders or regulations issued pursuant to the Clean Air Act as amended, 42 U.S.C. 7401, et seq. and the Federal Water Pollution Control Act as amended, 33 U.S.C. 1251 et seq.

ENERGY STANDARDS

The MCO shall comply with all applicable standards and policies relating to energy efficiency which are contained in the state energy plan issued in compliance with the federal Energy Policy and Conservation Act, 42 USC Sections 6231 - 6246. The MCO further covenants that no federally appropriated funds have been paid or will be paid on behalf of the DEPARTMENT or the contractor to any person for influencing or attempting to influence an officer or employee of any federal agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with the awarding of any federal contract, the making of any federal grant, the making of any federal loan, the entering into of any cooperative agreement, or the extension, continuation, renewal, amendment or modification of any federal contract, grant, loan, or cooperative agreement. If any funds other than federally appropriated funds have been paid or will be paid to any person for influencing or attempting to influence an officer or employee of any federal agency, a Member of Congress, or an employee of a Member of Congress in connection with this contract, grant, loan, or cooperative agreement, the contractor shall complete and submit Standard Form - LLL, "Disclosure Form to Report Lobbying," in accordance with its instructions.

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MATERNITY ACCESS AND MENTAL HEALTH PARITY

The MCO shall comply with the maternity access and mental health requirements of the Public Health Services Act, Title XXVII, Subpart 2, Part A, Section 2704, as added September 26, 1996, 42 U.S.C. Section 300gg-4, 300gg-5, insofar as such requirements apply to providers of group health insurance.

7.16  CIVIL RIGHTS

FEDERAL AUTHORITY

The MCO shall comply with the Civil Rights Act of 1964 (42 U.S.C. Section 2000d, et seq.), the Age Discrimination Act of 1975 (42 U.S.C. 6101, et seq.), the Americans with Disabilities Act of 1990 (42 U.S.C. Section 12101, et seq.) and
Section 504 of the Rehabilitation Act of 1973, 29 U.S.C. Section 794, et seq.

DISCRIMINATION

Persons may not, on the grounds of race, color, national origin, creed, sex, religion, political ideas, marital status, age or disability be excluded from employment in, denied participation in, denied benefits or be otherwise subjected to discrimination under any program or activity connected with the implementation of this contract. The MCO shall use hiring processes that foster the employment and advancement of qualified persons with disabilities.

MERIT QUALIFICATIONS

All hiring done in connection with this contract must be on the basis of merit qualifications genuinely related to competent performance of the particular occupational task. The MCO, in accordance with Federal Executive Order 11246, dated September 24, 1965 entitled "Equal Employment Opportunity", as amended by Federal Executive Order 11375 and as supplemented in the United States Department of Labor Regulations , 41 CFR Part 60-1, et seq., must provide for equal employment opportunities in its employment practices.

CONFIDENTIALITY

The MCO shall, in accordance with relevant laws, regulations and policies, protect the confidentiality of any material and information concerning an applicant for or recipient of services funded by the DEPARTMENT. Access to patient information, records, and data shall be limited to the purposes outlined in 42 CFR 434.6(a)(8). All requests for data or patient records for participation in studies, whether conducted by the MCO or outside parties, are subject to approval by the DEPARTMENT.

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7.17  STATUTORY REQUIREMENTS

a. State licensed MCO shall retain at all times during the period of this contract a valid Certificate of Authority issued by the State Commissioner of Insurance.

b. The MCO shall adhere to the provisions of the Clinical Laboratory Improvement Amendments of 1988 (CLIA) Public Law 100-578, 42 USC Section 1395aa.

7.18  DISCLOSURE OF INTERLOCKING RELATIONSHIPS

An MCO which is not also a Federally-qualified Health Plan or a Competitive Medical Plan under the Public Health Service Act must report on request to the State, to the Secretary and the Inspector General of DHHS, and the Comptroller General, a description of transactions between the MCO and parties in interest including related parties as defined by federal and state law. Transactions that must be reported include: (a) any sale, exchange, or leasing of property; (b) any furnishing for consideration of goods, services or facilities (but not salaries paid to employees); and (c) any loans or extensions of credit.

7.19  DEPARTMENT'S DATA FILES

a. The DEPARTMENT's data files and data contained therein shall be and remain the DEPARTMENT's property and shall be returned to the DEPARTMENT by the MCO upon the termination of this contract at the DEPARTMENT's request, except that any DEPARTMENT data files no longer required by the MCO to render services under this contract shall be returned upon such determination at the DEPARTMENT's request.

b. The DEPARTMENT's data shall not be utilized by the MCO for any purpose other than that of rendering services to the DEPARTMENT under this contract, nor shall the DEPARTMENT's data or any part thereof be disclosed, sold, assigned, leased or otherwise disposed of to third parties by the MCO unless there has been prior written DEPARTMENT approval. The MCO may disclose material and information to subcontractors and vendors, as necessary to fulfill the obligations of this contract.

c. The DEPARTMENT shall have the right of access and use of any data files retained or created by the MCO for systems operation under this contract subject to the access procedures defined in Part II Section 3.34.

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d.    The MCO shall establish and maintain at all times reasonable safeguards against the destruction, loss or alteration of the DEPARTMENT's data and any other data in the possession of the MCO necessary to the performance of operations under this contract.

7.20  HOLD HARMLESS

The MCO agrees to indemnify, defend and hold harmless the State of Connecticut as well as all DEPARTMENTs, officers, agents and employees of the State from all claims, losses or suits accruing or resulting to any contractors, subcontractors, laborers and any person, firm or corporation who may be injured or damaged through the fault of the MCO in the performance of the contract.

The MCO, at its own expense, shall defend any claims or suits which are brought against the DEPARTMENT or the State for the infringement of any patents, copyrights, or other proprietary rights arising from the MCO's or the State's use of any material or information prepared or developed by the MCO in conjunction with the performance of this contract; provided any such use by the State is expressly contemplated by this contract and approved by the MCO. The State, its DEPARTMENTs, officers, employees, contractors, and agents shall cooperate fully in the MCO's defense of any such claim or suit as directed by the MCO. The MCO shall, in any such suit, satisfy any damages for infringement assessed against the State or the DEPARTMENT, be it resolved by settlement negotiated by the MCO, final judgment of a court with jurisdiction after exhaustion of available appeals, consent decree, or any other manner approved by the MCO.

7.21  EXECUTIVE ORDER NUMBER 16

This contract is subject to Executive Order No. 16 of Governor John G. Rowland promulgated August 4,1999 and, as such, this contract may be cancelled, terminated or suspended by the State for violation of or noncompliance with said Executive Order No. 16. The parties to this contract, as part of the consideration hereof, agree that:

a. The MCO shall prohibit employees from bringing into the state work site, except as may be required as a condition of employment, any weapon or dangerous instrument as defined in b.

b. Weapon means any firearm, including a BB gun, whether loaded unloaded, any knife (excluding a small pen or pocket Knife), including a switchblade or other knife having an automatic spring release device, a stiletto, any police baton or nightstick or any martial arts weapon or electronic defense weapon. Dangerous instrument means any instrument, article or substance that, under the circumstances, is capable of causing death or serious physical injury.

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c.    The MCO shall prohibit employees from attempting to use or threaten to use any such weapon or dangerous instrument in the state work site and employees shall be prohibited from causing or threatening to cause physical injury or death to any individual in the state work site.

d. The MCO shall adopt the above prohibitions as work rules, violations of which shall subject the employee to disciplinary action up to and including discharge. The MCO shall insure that all employees are aware of such work rules.

e. The MCO agrees that any subcontract it enters into in furtherance of the work to be performed hereunder shall contain the provisions (a) through
      (d).

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8.    MCO RESPONSIBILITIES CONCERNING INTERNAL AND EXTERNAL APPEALS

8.01 MCO RESPONSIBILITIES CONCERNING INTERNAL AND EXTERNAL APPEALS AND NOTICES OF DENIAL

Members shall have the opportunity to request an internal appeal of a decision made by the MCO regarding the denial of goods and services covered in the basic benefit package. The MCO shall have an internal appeal process for receiving and acting upon these requests. This internal appeals process may consist of more than one level of review. In addition (2) the MCO shall provide for an expedited internal appeals process as set forth in Section 8.06 below. The MCO shall also provide information to Members concerning the external appeal process available through the State of Connecticut Department of Insurance (DOI). The MCO shall also have a process for provider appeals, as set forth in Section 8.08.

8.02  INTERNAL APPEAL PROCESS REQUIRED

a. The MCO shall have a timely and organized internal appeal process. The internal appeal process shall be available for resolution of disputes between the MCO or MCO subcontractors and Members concerning the denial of a request for goods and services covered under the HUSKY B benefit package. In addition, the MCO shall provide for an expedited internal appeal process as set forth in Section 8.06 below. The MCO shall be responsible for ensuring compliance with the internal appeal process requirements set forth herein, whether the goods or services are denied by the MCO or one of its subcontractors.

b. The MCO shall designate one primary and one back-up contact person for its internal appeal process.

8.03  DENIAL NOTICE

a. The MCO shall provide a written denial notice to the Member, which includes the MCO's denial decision as well as notice of the Member's right to appeal. The denial notice shall be sent to the Member's last known address.

b.    All denial notices shall clearly state on explain:

      1.    what goods and/or services are being denied;

      2.    the reasons for the denial;

      3.    the contract section that supports the denial;

      4.    the address and toll-free number of the MCO's Member Services
            Department;

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      5.    the Member's right to challenge the denial by filing an internal appeal with the MCO;

      6. the procedure and timeframe for commencing each level of the MCO's internal appeals process, including the address to which any written request for appeal may be mailed;

      7.    the availability of expedited internal appeal;

      8.    the external appeal process available through the DOI;

      9. specifications and assistance as to the format in which the Member may file a request for an internal appeal.

      10. that the Member will lose his or her right to challenge the denial with the MCO within sixty (60) days from the date the MCO mailed the denial notice;

      11. that for each level of its appeals process, the MCO must issue a decision regarding an appeal no more than thirty (30) days following the date that the MCO receives the request for review

      12. that the MCO must be responsive to questions which the Member may have about the denial;

      13. that the Member may submit additional documentation or written material for the MCO's consideration; and

      14. that the MCO's review may be based solely on information available to the MCO and its providers, unless the Member requests a meeting or the opportunity to submit additional information.

8.04  INTERNAL APPEAL PROCESS

a. The MCO shall develop written policies and procedures for each component of its internal appeals process. The MCO's policies and procedures must include the elements specified in this contract and must be approved by the DEPARTMENT in writing. The MCO shall not be excused from meeting the requirements for the policies, procedures and pending the DEPARTMENT's written approval of these documents.

b. The MCO shall maintain a record keeping system for each level of its appeal process, which shall include a copy of the Member's request for review, the response and the resolution, which the MCO shall make available to the DEPARTMENT upon request.

c. The MCO shall clearly specify in its Member handbook/packet, the procedural steps and timeframes for each level of its internal appeals process and for filing an external appeal through the DOI. The MCO shall provide information on its internal appeals process and on the external DOI appeal process to providers and subcontractors, as it relates to Members.

d. The MCO shall develop and make available to Members and potential Members appropriate alternative language versions of internal appeal materials, including

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      but not limited to, the standard information contained in denial notices.
      Such materials shall be made available in Spanish, English and any other language(s) if more than five (5) percent of the MCO's Members in the State of Connecticut served by the MCO speak the alternative language. The MCO must submit such alternative language materials to the DEPARTMENT and the DEPARTMENT must approve any such materials in writing prior to use by the MCO.

e. Internal appeals shall be filed by the applicant, the Member, the Member's authorized representative, or the Member's conservator. The Member Handbook shall state that requests for all levels of the internal appeals process shall be mailed or faxed to a single address.

f. If the internal appeal contains a request for expedited review, the MCO shall follow the procedure described in Section 8.06 below.

g. An individual or individuals having final decision-making authority shall conduct the final level of the MCO's review.. One or more physicians who were not involved in the denial determination must decide any appeal arising from an action based on a determination of medical necessity.

h. The MCO may decide an appeal on the basis of written documentation available to the MCO at the time of the request, unless the Member requests an opportunity to meet with the individual or individuals conducting the internal appeal on behalf of the MCO and/or requests the opportunity to submit additional written documentation or other written material. The MCO shall inform the Member that the MCO's review may be based solely on information available to the MCO and its providers, unless the Member requests a meeting or the opportunity to submit additional information.

i. If the Member wishes to meet with the decisionmaker, the meeting may be held via telephone or at a location accessible to the Member.

j. The MCO shall date stamp the form when it is received by the MCO. The postmark date on the denial notice envelope will be used to determine whether an appeal was timely filed.

8.05  WRITTEN DECISION

a. The MCO shall issue a written decision for each level of its internal appeals process. Each decision shall be sent to the Member by certified mail. The MCO shall send a copy of each decision to the DEPARTMENT. The appeal decision shall be sent no later than thirty (30) days from the date on which the MCO received the appeal.

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b.    The MCO's written decision must include the Member's name and address; the provider's name and address; the MCO name and address; a complete statement of the MCO's findings and conclusions, including the section number and text of any statute or regulation that supports the decision; a clear statement of the MCO's disposition of the appeal; a statement that the Member has exhausted the MCO's internal appeal procedure concerning the denial at issue; and relevant information concerning the external appeals process available through the DOI, as described in Section 8.07, below.

c. For each level of its internal appeals process, the MCO shall issue a decision within thirty (30) days. If the MCO fails to issue a decision within thirty (30) days, the DEPARTMENT will deem the decision to be a denial and the Member may file an external appeal with the DOI, as more fully discussed in Section 8.07, below.

8.06  EXPEDITED REVIEW

a. Subject to Section 8.02 above, the internal appeals process must allow for expedited review. If a Member requests an expedited review, the MCO must determine within one business day of receipt of the request, whether to expedite the review or whether to perform the review according to the standard timeframes.

b. An expedited review must be performed when the standard timeframes for determining an appeal could jeopardize the life or health of the Member or the Member's ability to regaining maximum functioning. The MCO must expedite its review in all cases in which such a review is requested by the Member's treating physician or primary care provider, functioning within his or her scope of practice as defined under state law, or by the DEPARTMENT.

8.07  EXTERNAL APPEAL PROCESS THROUGH THE DOI

a. A Member who has exhausted the internal appeal mechanisms of the MCO and is not satisfied with the outcome of the MCO's final decision may file an appeal with the DOI.

b. The MCO shall include the following information concerning the DOI external appeal process in its member handbook:

      1. If the Member has exhausted the MCO's internal appeals process and has received a final written decision from the MCO upholding the MCO's original denial of the good or service, the Member may file an external
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            appeal with the DOI within thirty (30) days of receiving the final written appeal decision;

      2. The Member may be required to file a filing fee for the DOI appeal. The DEPARTMENT shall pay the filing fee on behalf of any Member whose family economic filing unit income exceeds 185 percent of the federal poverty level but does not exceed 300 percent of the federal poverty level (Members in Income Bands 1 and 2). If the Member's family economic filing unit's income exceeds 300 percent of the federal poverty level (Income Band 3), the filing unit shall be responsible for the payment of the filing fee;

      3. The non-refundable filing fee for an external appeal through the DOI is $25;

      4. The Member will be asked to submit certain information in support of his or her appeal request, including a photocopy of his or her HUSKY B enrollment card. The Member (or the Member's legal representative) will also be asked to sign a release of medical records;

      5. The DOI will assign the appeal to an outside, independent entity. The reviewers will conduct a preliminary review and determine whether the appeal meets eligibility for review. The Member will be notified within five (5) business days of the DOI's receipt of the request whether the appeal has been accepted or denied for full review;

      6. The MCO shall advise Members that they may obtain information about the external review process and request a form from the DOI, P.O. Box 816, Hartford, CT 06142 or at (860) 297-3862; and

      7.    A copy of the DOI External Appeal Consumer Guide.

c.    The MCO shall be bound by the DOI's external appeal decision.

8.08  PROVIDER APPEAL PROCESS

a. The MCO shall have an internal appeal process through which a health care provider may grieve the MCO decision on behalf of a Member. The MCO shall provide information on the availability of this process to the providers in the MCO's network.

b. The health care provider appeal process shall not include any appeal rights to the DEPARTMENT or any rights to an external appeal through the DOI.

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9. CORRECTIVE ACTION AND CONTRACT TERMINATION

9.01     PERFORMANCE REVIEW

a. A designated representative of the MCO and a designated representative of the DEPARTMENT shall meet on an annual basis, and as requested by either party, to review the performance of the MCO under this contract. Written minutes of such meetings shall be kept. In the event of any disagreement regarding the performance of services by the MCO under this contract, the designated representatives shall discuss the problem and shall negotiate in good faith in an effort to resolve the disagreement.

b. In the event that no such resolution is achieved within a reasonable time, the matter shall be referred to the Contract Administrator as provided under Section 9.02, the Disputes clause of this contract. If the Contract Administrator determines that the MCO has failed to perform as measured against applicable contract provisions, the Contract Administrator may impose sanctions or any other penalty, set forth in this Section including the termination of this contract in whole or in part, as provided under this Section.

9.02     SETTLEMENT OF DISPUTES

Any dispute arising under the contract which is not disposed of by agreement shall be decided by the Contract Administrator whose decision shall be final and conclusive subject to any rights the MCO may have in a court of law. The foregoing shall not limit any right the MCO may have to present claims under Connecticut General Statutes Section 4-141 et. seq. or successor provisions regarding the Claims Commissioner, including without limitation Connecticut General Statutes Section 4-160 regarding authorization of actions. In connection with any appeal to the Contract Administrator under this paragraph, the MCO shall be afforded an opportunity to be heard and to offer evidence in support of its appeal. Pending final decision of a dispute, the MCO shall proceed diligently with the performance of the contract in accordance with the Contract Administrator's decision.

9.03  ADMINISTRATIVE ERRORS

The MCO shall be liable for the actual amount of any costs in excess of $5,000 incurred by the DEPARTMENT as the result of any administrative error (e.g., submission of capitation, encounter or reinsurance data) of the MCO or its subcontractors. The DEPARTMENT may request a refund of, or recoup from subsequent capitation payments, the actual amount of such costs.

9.04  SUSPENSION OF NEW ENROLLMENT

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Whenever the DEPARTMENT determines that the MCO is out of compliance with this contract, unless corrective action is taken to the satisfaction of the DEPARTMENT, the DEPARTMENT may suspend enrollment of new Members under this contract. The DEPARTMENT, when exercising this option, must notify the MCO in writing of its intent to suspend new enrollment at least thirty (30) days prior to the beginning of the suspension period. The suspension period may be for any length of time specified by the DEPARTMENT, or may be indefinite. The suspension period may extend up to the contract expiration date as provided under PART I. (The DEPARTMENT may also notify existing Members of MCO non-compliance and provide an opportunity to disenroll from the MCO and to re-enroll in another MCO.)

9.05    SANCTIONS

It is agreed by the DEPARTMENT and the MCO that if by any means, including any report, filing, examination, audit, survey, inspection or investigation, the MCO is determined to be out of compliance with this contract, damage to the DEPARTMENT may or could result. Consequently, the MCO agrees that the DEPARTMENT may impose any of the following sanctions for noncompliance under this contract. Unless otherwise provided in this contract, sanctions imposed under this section shall be deducted from capitation payment or, at the discretion of the DEPARTMENT, paid directly to the DEPARTMENT.

a.    SANCTIONS FOR NONCOMPLIANCE

      1. CLASS A SANCTIONS. THREE (3) STRIKES. SANCTIONS WARRANTED AFTER THREE
      (3) OCCURRENCES.

      For noncompliance of the contract which does not rise to the level warranting Class B sanctions as defined in subsection a(2) of this section or Class C sanctions as defined in subsection (b) of this section, including, but not limited to, those violations defined as Class A sanctions in any provision of this contract, the following course of action will be taken by the DEPARTMENT:

            Each time the MCO fails to comply with the contract on an issue warranting a Class A sanction, the MCO receives a strike. The MCO will be notified each time a strike is imposed. After the third strike for the same contract provision a sanction may be imposed. If no specific time frame is set forth in any such contractual provision, the time frame is deemed to be the full length of the contract.

            The MCO will be notified in writing at least thirty (30) days in advance of any sanction being imposed and will be given an opportunity to meet with the DEPARTMENT to present its position as to the DEPARTMENT's determination of a violation warranting a Class A sanction. At the DEPARTMENT's discretion a sanction will thereafter be imposed. Said sanction will be no more than $2,500 after the first three strikes. The next strike for noncompliance of the same contractual provision will result in a sanction of no more than $5,000 and any subsequent strike for noncompliance of the same contractual provision will result in a Class A sanction of no more than $10,000.

      2. CLASS B SANCTIONS. SANCTIONS WARRANTED UPON SINGLE OCCURRENCE.

      For noncompliance with the contract which does not warrant the imposition of Class C sanctions as defined in subsection (b) of this section, including, but not limited to, those violations defined as Class B sanctions in any provision of this contract, the following course of action will be taken by the DEPARTMENT:

            The DEPARTMENT may impose a sanction at the DEPARTMENT's discretion if, after at least thirty (30) days notice to the MCO and an opportunity to meet with the DEPARTMENT to present the MCO's position as to the DEPARTMENT's determination of a violation warranting a Class B sanction the DEPARTMENT determines that the MCO has failed to meet a performance measure which merits the imposition of a Class B sanction not to exceed $10,000.

b. CLASS C SANCTIONS. SANCTIONS RELATED TO NONCOMPLIANCE POTENTIALLY RESULTING IN HARM TO AN INDIVIDUAL MEMBER

  (i) The DEPARTMENT may impose a Class C sanction on the MCO for noncompliance potentially resulting in harm to an individual Member, including, but not limited to, the following:

      1. failing to substantially authorize medically necessary items and services that are covered (under law or under this contract) to be provided to a Member covered under this contract, up to any applicable allowance;

      2. imposing a premium or copay on Members in excess of that specifically permitted under provisions of the contract;

      3. discriminating among Members on the basis of their health status or requirements for health care services, including expulsion or refusal to re-enroll an individual, except as permitted by law or under this contract, or engaging in any practice that would reasonably be expected to have the effect of denying or discouraging enrollment with the MCO by eligible individuals whose medical condition or history indicates a need for substantial future medical services;

      4. misrepresenting or falsifying information that is furnished to the Secretary, the DEPARTMENT, Member, potential Member, or a health care provider; and

      5. distributing directly or through any agent or independent contractor marketing materials containing false or misleading information.

(ii) Class C sanctions for noncompliance with the contract under this subsection includes the following:

1. withholding the next month's capitation payment to the MCO in full or in part;

2.          assessment of liquidated damages:

            a. for each determination that the MCO fails to substantially provide medically necessary services, not more than $25,000;

            b. for each determination that the MCO discriminates among Members on the basis of their health status or requirements for health care services or engages in any practice that has the effect of denying or discouraging enrollment with the MCO by eligible individuals based on their medical condition or history that indicates a need for substantial future medical services, or the MCO misrepresents or falsifies information furnished to the Secretary, DEPARTMENT, Member, potential Member or health care provider, not more than $100,000;

            c. for each determination that the MCO has discriminated among Members or engaged in any practice that has denied or discouraged enrollment, $15,000 for each individual not enrolled as a result of the practice up to a total of $100,000; for a determination that the MCO has imposed premiums or copayments on Members in excess of the premiums or copayments permitted, double the excess amount. The excess amount charged in such a circumstance must be deducted from the penalty and returned to the Member concerned;

3.          freeze on new enrollment and/or alter the current enrollment; or

4. appointment of temporary management upon a finding by the DEPARTMENT that there is continued egregious behavior by the MCO or there is a substantial risk to the health of the Members. After a finding pursuant to this subsection, Members enrolled with the MCO must be permitted to terminate enrollment without cause and the MCO shall be responsible for notification of such right to terminate enrollment. Nothing

                                HUSKY B CONTRACT
                                   APPENDICES

APPENDIX A                       HUSKY B COVERED BENEFITS

APPENDIX B                       HUSKY PLUS BEHAVIORAL

APPENDIX C                       HUSKY PLUS PHYSICAL

APPENDIX D                       PROVIDER CREDENTIALING AND
                                 ENROLLMENT REQUIREMENTS

APPENDIX E                       AMERICAN ACADEMY OF PEDIATRICS -RECOMMENDATIONS
                                 FOR PREVENTIVE PEDIATRIC HEALTH  CARE

APPENDIX F                       DSS MARKETING GUIDELINES

APPENDIX G                       QUALITY ASSURANCE PROGRAM

APPENDIX H                       UNAUDITED QUARTERLY FINANCIAL REPORTS

APPENDIX I                       CAPITATION PAYMENT AMOUNTS

APPENDIX J                       RECATEGORIZATION CHART

APPENDIX K                       ABORTION REPORTING

08/03/01

                                   APPENDIX A

                          HUSKY B PLAN BENEFIT PACKAGE

                              COVERED BENEFITS (*)

- Prior authorization may be required by the MCO unless otherwise noted by an asterisk (*).

-     Copayment not required for preventive services.

08/03/01

      BENEFIT FEATURES                              HUSKY COVERAGE
      ----------------                              --------------
OUTPATIENT PHYSICIAN VISITS              $5 copay                                         *

PREVENTIVE CARE                          No copay                                         *
                                         Periodic and well child visits,
                                         immunizations, WIC evaluations as
                                         applicable, and prenatal care covered
                                         in full with $5 copay on other visits.

                                         PERIODICITY SCHEDULE and reporting
                                         based on the American Academy of
                                         Pediatrics (AAP) as amended from time
                                         to time:

                                         AGE CATEGORY     # OF EXAMS
                                         ------------     ----------
                                         Birth to Age 1   6 exams
                                         Ages 1-5         6 exams
                                         Ages 6-10        1 exam every 2 yrs.
                                         Ages 1-19       1 exam every yr.

                                         IMMUNIZATION SCHEDULE per the Advisory
                                         Committee on Immunization Practices
                                         (ACIP), as amended from time to time.
                                         As of January 1, 2001, the schedule is
                                         as follows:

                                         AGE CATEGORY     VACCINE TYPE
                                         ------------     ------------
                                         Birth            Hepatitis B-1st dose

                                         1-4 mos.         Hepatitis B-2nd dose

                                         2 mos.           Diphtheria, Tetanus,
                                                          Pertussis (DTP)-1st
                                                          Dose; Haemophilus
                                                          Influenza Type B
                                                          (hib)- 1st dose; Polio
                                                          (OVP)-1st dose

                                         4 mos.           Diphtheria, Tetanus,
                                                          Pertussis (DTP)-2nd
                                                          Dose; Haemophilus
                                                          Influenza Type B
                                                          (hib)-2nd dose; Polio
                                                          (OVP)-2nd dose

                                         6 mos.           Diphtheria, Tetanus,
                                                          Pertussis (DTP)-3rd
                                                          Dose; Haemophilus

- Prior authorization may be required by the MCO unless otherwise noted by an asterisk (*).

-     Copayment not required for preventive services.

08/03/01

                                                          Influenza Type B
                                                          (hib)-3rd dose

                                         6-12 mos.        Hepatitis B-3rd dose;
                                                          Polio (OVP)-3rd
                                                          Dose

                                         12-15 mos.       Haemophilus
                                                          Influenza (hib)-3rd
                                                          Dose; Measles,
                                                          Mumps, Rubella
                                                          (MMR)-1st dose

                                         12-18 mos.       Chicken Pox (Var)-
                                                          single dose;
                                                          Diphtheria, Tetanus,
                                                          Pertussis (DTP)-4th
                                                          Dose

                                         4-6 yrs.         Diphtheria, Tetanus,
                                                          Pertussis (DTP)-5th
                                                          Dose; Measles, Mumps,
                                                          Rubella (MMR)-2nd
                                                          dose; Polio (OVP)-4th
                                                          Dose

                                         11-12 yrs.       Tetanus Diphtheria (Td)


                                         Influenza--Every year beginning at 6
                                         months for children who have serious
                                         long-term health problems such as heart
                                         disease, lung disease, kidney disease,
                                         metabolic disease, diabetes, asthma,
                                         anemia, &/or are on long-term aspirin
                                         treatment.

                                         Pneumococcal--Vaccinate children 2
                                         years and older who are at risk of
                                         pneumococcal disease or its
                                         complications.

- Prior authorization may be required by the MCO unless otherwise noted by an asterisk (*).

-     Copayment not required for preventive services.

08/03/01

FAMILY PLANNING                          100%
Family Planning services include:
Reproductive health exams;
Patient counseling;
Patient education;
Lab tests to detect the
presence of conditions
affecting reproductive health;
Screening, testing and treatment;
Pre and post-test counseling
for sexually transmitted
diseases and HIV;
abortions that are necessary
to save the life of the mother
or if the pregnancy resulted
from rape or incest; and other
medically necessary abortions
as defined in Section 3.14 of
the contract, until the MCO
and Department execute a
separate abortion contract.

Preventive Family Planning               100%                                             *
Services

Oral Contraceptives                      $5 copay (included in prescription               *
                                         drugs)


INPATIENT PHYSICIAN                      100%                                             *

INPATIENT HOSPITAL                       100%

OUTPATIENT SURGICAL FACILITY             100%

AMBULANCE                                100% if determined to be an
                                         emergency in accordance with state
                                         law

PRE-ADMISSION/CONTINUED                 Arranged through provider
STAY

- Prior authorization may be required by the MCO unless otherwise noted by an asterisk (*).

-     Copayment not required for preventive services.

08/03/01

PRESCRIPTION DRUG                        $3 copay on generics                             *
                                         $5 copay on oral contraceptives
                                         $6 copay on brand names-formularies

MENTAL HEALTH                            100% except for the following
Inpatient                                conditions; additional limitations
                                         apply:
                                         Mental retardation;
                                         Learning disorders;
                                         Motor skills disorders;
                                         Communication disorders;
                                         Caffeine-related disorders;
                                         Relational problems; and
                                         other conditions that may be the focus
                                         of clinical attention that are not
                                         defined as mental disorders in the
                                         American Psychiatric Associations
                                         "Diagnostic & Statistical Manual of
                                         Mental Disorders."
                                         These limitations are:
                                         60 day maximum exchangeable with
                                         alternate levels of care.

Outpatient                               Limited to evaluation, crisis
                                         intervention, and treatment for
                                         conditions which, in the judgment of
                                         a physician, are subject to significant
                                         improvement. $5 copay except for the
                                         following conditions:
                                         Mental retardation;

                                         Learning disorders;
                                         Motor skills disorders;
                                         Communication disorders;
                                         Caffeine-related disorders;
                                         Relational problems; and
                                         other conditions that may be the focus
                                         of clinical attention that are not
                                         defined as mental disorders in the
                                         American Psychiatric Associations
                                         "Diagnostic & Statistical Manual of
                                         Mental Disorders."

- Prior authorization may be required by the MCO unless otherwise noted by an asterisk (*).

-     Copayment not required for preventive services.

08/03/01

                                         For these above stated conditions, the
                                         following limitations apply:
                                         30 visits.
                                         1-10    100%
                                         11-20   $25 copay
                                         21-30   Lesser of a $50 copay or 50%

                                         Separate limit for substance abuse.
                                         Supplemental coverage available under
                                         HUSKY Plus for medically eligible
                                         children.

SUBSTANCE ABUSE
Detoxification                           100%
Inpatient                                100% except for the following
                                         conditions additional limitations
                                         apply:
                                         Mental retardation;
                                         Learning disorders; Motor skills
                                         disorders;
                                         Communication disorders;
                                         Caffeine-related disorders;
                                         Relational problems; and
                                         other conditions that may be the focus
                                         of clinical attention that are not
                                         defined as mental disorders in the
                                         American Psychiatric Associations
                                         "Diagnostic & Statistical Manual of
                                         Mental Disorders."
                                         These limitations are:
                                         Drug:    60 days
                                         Alcohol: 45 days

Outpatient                               Services include individual and group
                                         counseling and family therapy. 100%
                                         except for the following conditions
                                         additional limitations apply:
                                         Mental retardation;
                                         Motor skills disorders;
                                         Communication disorders;
                                         Caffeine-related disorders;
                                         Relational problems; and other

- Prior authorization may be required by the MCO unless otherwise noted by an asterisk (*).

-     Copayment not required for preventive services.

08/03/01

                                         conditions that may be the focus of
                                         clinical attention that are not defined
                                         as mental disorders in the American
                                         Psychiatric Associations "Diagnostic &
                                         Statistical Manual of Mental
                                         Disorders."
                                         These limitations are:
                                         60 visits per calendar year.
                                         Supplemental coverage available
                                         under HUSKY Plus for medically
                                         eligible children.

SHORT TERM REHABILITATION                100%
FOR CONDITIONS WHERE
SIGNIFICANT IMPROVEMENT IS
EXPECTED WITHIN SIXTY DAYS,
INCLUDING: PHYSICAL
THERAPY, SPEECH THERAPY,
OCCUPATIONAL THERAPY AND
SKILLED NURSING CARE
(EXCLUDES PRIVATE DUTY
NURSING)

- Prior authorization may be required by the MCO unless otherwise noted by an asterisk (*).

-     Copayment not required for preventive services.

08/03/01

HOME HEALTH CARE (INCLUDES               100%, excludes custodial care;
DISPOSABLE MEDICAL SUPPLIES)             homemaker care or care that may be
FOR HOMEBOUND MEMBERS                    provided in a medical office, hospital
                                         or skilled nursing facility and offered
                                         to member in such setting.

HOSPICE                                  100%, provided to members who are
                                         diagnosed as having a terminal illness
                                         with a life expectancy of six months
                                         or less. Covered care includes
                                         nursing care, physical therapy, speech
                                         therapy, and occupational therapy;
                                         medical social services; home health
                                         aides and homemakers; medical
                                         supplies; drugs; appliances; DME;
                                         physician services; short-term
                                         inpatient care, including respite care
                                         and care for pain control and acute
                                         and chronic symptom management;
                                         services of volunteers and other
                                         benefits when ordered by a physician.
                                         Limitations on short-term therapies
                                         do not apply.

LONG TERM REHABILITATION,                Not covered under HUSKY B.
LONG TERM PHYSICAL                       Supplemental coverage available
THERAPY AND LONG TERM                    under HUSKY Plus for medically
SKILLED NURSING CARE                     eligible children.

LAB AND X-RAY                            100%

PRE-ADMISSION TESTING                    100%

EMERGENCY CARE                           100% if determined to be an                      *
                                         emergency in accordance with state
                                         law. $25 copay if determined a non-
                                         emergency. $25 copay waived if the
                                         patient is admitted.

DURABLE MEDICAL                          100%
EQUIPMENT (DME) MEANS                    Does not include power wheelchairs
EQUIPMENT, FURNISHED BY A                for members eligible for HUSKY
SUPPLIER OR HOME HEALTH                  Plus Physical; devices not medical in
AGENCY THAT: (1) CAN                     nature, such as, whirlpools, saunas,
WITHSTAND REPEATED USE; (2)              elevators, vans, van lifts, hearing
IS PRIMARILY AND                         aids, home convenience items (e.g.,

- Prior authorization may be required by the MCO unless otherwise noted by an asterisk (*).

-     Copayment not required for preventive services.

08/03/01

CUSTOMARILY USED TO SERVE A              air cleaners, filtration units and
MEDICAL PURPOSE; (3) IS                  related apparatus, exercise bicycles
GENERALLY NOT USEFUL TO AN               and other types of exercise
INDIVIDUAL IN THE ABSENCE OF             equipment), insulin injectors, non-
AN ILLNESS OR INJURY; AND (4)            rigid appliances and supplies, such as,
IS APPROPRIATE FOR USE IN THE            sheets, self-help devices, experimental
HOME.                                    or investigational research equipment,
                                         and items for personal comfort and or
                                         usefulness to the members' household.
                                         Supplemental coverage available under
                                         HUSKY Plus for medically eligible
                                         children.

PROSTHETICS -DEVICES                     100%
WHETHER WORN ANATOMICALLY                Does not include orthopedic shoes,
OR SURGICALLY IMPLANTED,                 foot orthotics, wigs or hairpieces.
WHICH REPLACE ALL OR PART OF             Supplemental coverage available
A BODY ORGAN OR STRUCTURE                under HUSKY Plus for medically
AND WHICH CORRECT,                       eligible children.
STRENGTHEN OR PROVIDE
NECESSARY SUPPORT TO THE
BODY, WILL BE COVERED WHEN
MEDICALLY NECESSARY.

EYE CARE                                                                                  *
Eye Exams                                $5 copay

HEARING EXAM                             $5 copay                                         *

NURSE MIDWIVES                           $5 copay (except for preventive                  *
                                         services)

NURSE PRACTITIONERS                      $5 copay (except for preventive                  *
                                         services)

PODIATRISTS                              $5 copay                                         *

CHIROPRACTORS                            $5 copay                                         *

NATUROPATHS                              $5 copay                                         *

- Prior authorization may be required by the MCO unless otherwise noted by an asterisk (*).

-     Copayment not required for preventive services.

08/03/01

DENTAL                                   100%                                             *
Dental services include:
Exams, 1 every 6 months;
X-Rays;
Fillings;
Fluoride Treatments;
Oral Surgery

                                LIMITED BENEFITS

         BENEFIT FEATURES                            HUSKY COVERAGE
         ----------------                            --------------
EYE CARE
Eyeglass frames and lenses or            Once every 2 consecutive Continuous
contact lenses                           Eligibility (CE) periods with an
                                         allowance of $100 toward the purchase
                                         of these goods. The optical hardware
                                         must be provided without charge under
                                         the following conditions:

                                         (i)   one pair of contact lenses every
                                               2 consecutive CE periods when
                                               such lenses are determined to be
                                               the primary and the best method
                                               for aiding the member vision and
                                               the lenses are not needed solely
                                               for the correction of vision;

                                         (ii)  eyeglass frames and lenses and
                                               contact lenses that are
                                               determined to be medically
                                               necessary after eye surgery, the
                                               initial pair only; and

                                         (iii) contact lenses, as needed, for
                                               the treatment of Keratonconus.

DENTAL
Orthodontia                              $725 allowance per orthodontia case.

Bridges or crowns; root                  $50 allowance per procedure, per
canals; full or partial                  member but no more than an
dentures; or extractions                 aggregate allowance for all such
                                         procedures of $250 per CE period.

- Prior authorization may be required by the MCO unless otherwise noted by an asterisk (*).

-     Copayment not required for preventive services.

08/03/01

CONTRACEPTIVES
Intrauterine Device (IUD) and
insertion of the IUD                     $50 allowance per member                         *

Internally implantable time-release
devices & their insertion                $50 allowance per member                         *

Time-released contraceptive
injections                               $15 allowance per member per injection           *

NUTRITIONAL FORMULAS                     100% limited to medically necessary              *
                                         amino acid modified preparations and
                                         low protein modified food products for
                                         the treatment of inherited metabolic
                                         diseases when ordered by a participating
                                         physician

Annual copayments cannot exceed $600/1250 (Income Band 1/Income Band 2), including premiums, per CE period .

                           EXCLUSIONS AND LIMITATIONS

1. Services and/or procedures considered to be of an unproven, experimental, or research nature or cosmetic, social, habilitative, vocational, recreational, or educational.


2. Services in excess of those deemed medically necessary to treat the patient's condition.

3.    Services for a condition that is not medical in nature.

4. Devices required by third parties, such as school or employment physicals, physicals for summer camp, enrollment in health, athletic, or similar clubs, premarital blood work or physicals, or physicals required by insurance companies or court ordered alcohol or drug abuse course.

5. Cosmetic and reconstructive surgery is excluded, except when surgery is required for:

      a) reconstructive surgery in connection with the treatment of malignant tumors or other destructive pathology that causes dysfunction;

      b) reduction mammoplasty in females when Medically Necessary and breast surgery in males only in cases of suspected malignancy. Surgery must be necessary to achieve normal physical or bodily function.

- Prior authorization may be required by the MCO unless otherwise noted by an asterisk (*).

-     Copayment not required for preventive services.

08/03/01

6.    Routine foot care rendered:

      a) in the examination, treatment or removal of all or part of corns, callosities, hypertrophy or hyperplasia of the skin or subcutaneous tissues of the foot;

      b) in the cutting, trimming or other non-operative partial removal of toenails, except when Medically Necessary in the treatment of neuro-circulatory conditions.

7. Evaluation, treatment and procedures related to, and performance of, sex-change operations.

8. Surgical treatment or hospitalization for the treatment of morbid obesity except where prior authorized as Medically Necessary.

9. Care, treatment, procedures, services or supplies that are primarily for dietary control including, but not limited to, any exercise or weight reduction programs, whether formal or informal, and whether or not recommended by an In-network Physician or an Out-of-Network Physician.

10.   Acupuncture biofeedback, or hypnosis.

11.   Treatment at pain clinics unless determined to be Medically Necessary.

12.   Ambulatory blood pressure monitoring.

13. Any court order for testing, diagnosis, care, or treatment deemed not Medically Necessary.

- Prior authorization may be required by the MCO unless otherwise noted by an asterisk (*).

-     Copayment not required for preventive services.

                                   APPENDIX B

                              HUSKY PLUS BEHAVIORAL

                         HUSKY PLUS BEHAVIORAL SERVICES

I.    GENERAL STATEMENT ON SERVICES

Medically necessary HUSKY Plus Behavioral services are provided to those who are enrolled in the HUSKY Plus Behavioral program with no additional cost to the enrollee. That is, there are no additional premiums, copays, deductibles, co-insurance, pre-existing conditions, or lifetime or annual maximum limits for HUSKY Plus Behavioral benefits.

II.   HUSKY PLUS BEHAVIORAL

      A. COVERED SERVICES

HUSKY Plus Behavioral is a concurrent supplemental benefit, which provides one or more of the following services:

      (a) Intensive in-home child and adolescent psychiatric services, including but not limited to:

            (1)   Psychiatric or substance abuse evaluation;

            (2)   Individual and family therapy;

            (3)   Parent guidance;

            (4)   Behavior therapies;

            (5)   Psychopharmacology; and

            (6)   Medication management;

      (b)   Mobile crisis services, as follows:

            (1) Twenty-four hours per day, seven days per week rapid response crisis intervention to address a medically eligible member's psychiatric and substance abuse problems that arise in the home, school, or community;

            (2)   Clinical interventions provided to:

                  -     Assist to reduce acute psychiatric symptoms; and

                  - Restore the family and the medically eligible member to safe and stable functioning; and

07/25/01

            (3) Such services may be indicated when a medically eligible member presents one or more of the following situations:

                  -     Suicidal threats or gestures;

                  -     Aggressive or homicidal threats, gestures or behavior;

                  - Agitated, impulsive, reckless or out-of-control behavior that poses a serious risk of property destruction, or harm to self or others;

                  - Evidence of acute psychiatric or substance-induced disability, such as:

                        -     Psychotic behavior;

                        -     Obsessive-compulsive behavior;

                        -     Phobic avoidance; or

                        -     Intoxication; or

                  - Violence or threat of violence between the medically eligible member with a psychiatric disability and friends, family or others;

      (c) Routine outpatient treatment, intensive outpatient treatment, partial hospital, and extended day treatment, only when the HUSKY B benefit limits for such services have been exhausted, including the inpatient psychiatric benefit conversion options listed below; and

      (d)   Case management, as described in Section 3.18 of this contract.

07/25/01


B. NON-COVERED SERVICES

The following services shall not be covered under HUSKY Plus Behavioral:

      -     Acute inpatient hospital care;

      -     Residential psychiatric treatment;

      -     Residential substance abuse rehabilitation; and

      -     Services in state institutions.

                                   APPENDIX C

                               HUSKY PLUS PHYSICAL

07/25/01

                          HUSKY PLUS PHYSICAL SERVICES

I.    GENERAL STATEMENT ON SERVICES

Medically necessary HUSKY Plus Physical Services are provided to those who are enrolled in the HUSKY Plus Physical Program with no additional cost to the enrollee. That is, there are no additional premiums, copays, deductibles, coinsurance, pre-existing conditions, or lifetime or annual maximum limits for HUSKY Plus benefits.

II.   HUSKY PLUS PHYSICAL

A. COVERED SERVICES, LIMITATIONS, AND EXCLUSIONS

All children determined eligible for HPP shall receive:

-     Care Coordination

-     Advocacy

-     Family Support

-     Case Management Services

-     Comprehensive Multidisciplinary Evaluation Once a Year

- Up to 3 Follow-Up Visits per Year with Members of the Multidisciplinary Team as Needed.

In addition, the range of services will include the following goods and/or services as defined by the Covered Services Subcommittee, and approved by the Steering and Advisory Committee: Children with Special Health Care Needs and HUSKY Plus Physical (SASH), to the extent that they are not covered under the HUSKY B basic benefit package:

-     Diagnostic Imaging (MRI or CT): as medically necessary

-     Gait Analysis: one per year

-     Sleep study/polysomnography: one per year

-     EEG/Telemetry: two per year

07/25/01

-     Audiometry: included BAER, OAE, two per year

-     EKG/Holter: two per year

- Orthotic Devices: (including fitting/adjustments) no more than one a year or one pair per year per prescribed type including all delivery fees, fittings and adjustments.

- Prosthetics: no more than one per year including all delivery fees, fittings and adjustments/repairs. Excludes myoelectric devices.

- Speech Therapy one visit per year for diagnostic evaluation, and one session per week (reviewed every 60 days)

- Occupational/Physical Therapy: includes all modalities delivered by certified professional PT (no more than 1 1/2 hours or 2 visits per week)/ or OT (no more than 45 minutes or 1 visit per week). One initial evaluation session per year. One session/week (each modality subject to review every 60 days).

- Durable Medical Equipment: Exclusive of the HUSKY B basic plan and include items that assist in the activities of daily living. Includes ambulatory aids or equipment necessary for medical treatment and home management including respiratory therapy equipment.

- Pulmonary Function Testing: one PFT evaluation (test & technician) per year

-     Respiratory Therapy:

- Special Nutritional Formulas or supplements/PKU foods: Nutritional habilitative and /or rehabilitative sustenance of a type or amount not usually required by children. Prescribed by an authorized professional within acceptable standards of American Dietetic Association. Coverage is reviewed every 6 months.

07/25/01

- Medical Nutrition Services: Consultation and treatment by registered dietitian consistent with the global plan of care.

- Specialized and Adaptive Seating: One evaluation, fabrication and completion per year. Fees are inclusive of one adjustment every 2 weeks until family is satisfied.

- Wheelchairs: One new manual wheelchair no more than every 3 years, one new motorized wheelchair no more than every 5 years, repairs and modifications to either manual or motorized wheelchair (other than seating) will be covered up to 2x/year.

- Medical 23-hour day Medical and Day Surgery: Any medically necessary test/treatment or procedure requiring less than a 24-hour stay. Physician fees considered separately.

- Transportation: 2 round trips per year to any health care appointment by ambulance, chairvans and/or other licensed medical transportation for above non-emergent visits are covered. Ambulance travel will be covered only if there is documentation that this is the safest and most appropriate means of transporting the child.

- Cast Room: Cast room visits as necessary to maintain integrity of cast or to implement treatment plan.

- Medical and Surgical Supplies: gastrostomy, jejunostomy, nasogastric tubes, ostomy supplies, dressing supplies, catheters, gloves for at home procedures (non-latex, non-sterile; 120 pair/month), other medically necessary supplies as indicated in the care plan.

- Laboratory Services: Any laboratory evaluation not covered in the HUSKY B basic plan.

- Radiology: Any radiological procedure not covered in the HUSKY B basic plan.

- Emergency Care: Exclusive of the HUSKY B basic plan. Authorized within 72 hours after visit directly related to condition, which qualifies

07/25/01

      child for program. ER fees, including medical/surgical supplies. Professional fees considered separately.

- Skilled Intermittent Nursing: Exclusive of the HUSKY B Plan. No more than one visit per day for evaluation, treatment, and education. Re-evaluate need after 30 days. Must be provided by licensed home health agency.

- Home Health Aide: Exclusive of the HUSKY B Plan. A total of 10 hours/week of home health aide support to assist the family to provide personal care of the child. Review at least every 60 days. Must be provided by licensed home health agency.

- General Dental/Orthodontics: Exclusive of the HUSKY B plan. Only for children who have malocclusive disorders or periodontal disease resulting from their underlying qualifying condition or related treatment.

- Physician Fees for Inpatient Care: Exclusive of the HUSKY B plan. No more than 1 visit/day/specialty. Visits must be requested as consultations by the admitting physician and be specifically related to the qualifying condition.

- Physician Fees for Outpatient Care (Specialty): Exclusive of the HUSKY B plan. Covered as per global care plan.

- Hearing Aids: One (or one pair) analog hearing aid as prescribed by per year, repairs outside of warranties. One (or one pair) digital hearing aid as prescribed every 5 years, repairs outside of warranties. Documentation by a licensed audiologist that the enrollee would not benefit from analog hearing aid is required to justify digital hearing aid.

                                   APPENDIX D

               PROVIDER CREDENTIALING AND ENROLLMENT REQUIREMENTS

                   HUSKY PROVIDER CREDENTIALING AND ENROLLMENT
                                  REQUIREMENTS

1.    PROVIDER CREDENTIALING AND ENROLLMENT DISTINCTION

Provider Credentialing and provider enrollment are separate and distinct processes in the HUSKY Programs. However, credentialing and enrollment are linked in that these requirements affect direct service providers as well as the manner in which MCOs submit provider network information to the Department of Social Services.

2.    CREDENTIALING DEFINITION

For the purpose of the HUSKY programs the term credentialing means the requirements for provider participation specified in the contracts between the Department of Social Services (DSS or the Department) and the MCO (Part II, 3.11, Provider Credentialing and Enrollment). In this section of the contract, the Department specifies the minimum criteria that the MCOs must require for provider participation in a health plan. The MCOs must ensure that their providers meet the Department's credentialing requirements.

3.    OTHER SOURCES CREDENTIALING

Credentialing is sometimes used to refer to a variety of requirements or entities, which issue credentialing standards. Examples include: the MCO's individual credentialing requirements; the managed care subcontractor's credentialing requirements; an accreditation organization requirements, such as the National Committee on Quality Assurance (NCQA); the licensure process; a trade organization or association such as the Joint Commission on Accreditation of Health Organizations (JCAHO).

4.    DSS REQUIREMENTS AND OTHER CREDENTIALING SOURCES

DSS credentialing requirements represent the minimum criteria for provider participation in a health plan. The Department will allow flexibility to the MCOs to use more stringent criteria, particularly as it concerns quality level of care for clients. While the MCOs may require additional, more stringent criteria, the Department is concerned with the impact on access to care. Therefore, DSS expects the MCOs to balance the need for stringent credentialing standards with the need to assure accessibility and continuity of care.

5.    DELEGATED CREDENTIALING

The contract between the Department and the MCOs permits the plan to delegate credentialing of individual providers to a facility. However, the MCO is ultimately responsible and accountable to DSS for compliance with the Department's credentialing requirements.

For the purpose of HUSKY, delegated credentialing means that the MCO entrusts the Department's credentialing requirements to another entity. MCOs delegate credentialing to a variety of entities depending on the nature of the services and the type of provider.

In delegated credentialing, the MCO remains responsible to DSS to verify and monitor compliance with the Department's credentialing requirements. The Department views delegated credentialing as a form of subcontract, therefore, similar oversight issues arise in the performance of the credentialing requirements. The Department requires the plans to demonstrate and document to DSS the plan's strong oversight of its delegated credentialing facilities. (Part II, Section 3.41 in B 3.44 in A, Subcontracting for Services).

6.    IMPLICATIONS OF DELEGATED CREDENTIALING

In some instances, the MCO credentials the individual provider directly or delegates credentialing of the providers to the following entities:

- A subcontractor providing specific services (e.g., behavioral health or dental care);

-     A credentialing subcontractor; or

-     A facility (e.g., a freestanding clinic or hospital)

The relationship between the MCO and the delegated entity as well as the interplay with various credentialing requirements may take any number of configurations. Currently, the Department reiterates that the MCO may delegate credentialing of individual providers to a facility (e.g., a school based health center, freestanding clinic or hospital). However, the Department emphasizes that the MCO is ultimately responsible and accountable to DSS for compliance with all of the Department's credentialing requirements.

7.    OVERSIGHT OF DELEGATED CREDENTIALING

The Department requires the MCO to demonstrate strong oversight of their delegated credentialing facilities, as with any subcontract. Therefore, the Department reiterates that these arrangements are subject to the Department's review and approval. For the purpose of delegated credentialing, the MCOs must provide assurances to DSS at a minimum of the following:

- The MCO and the delegated entity should clearly identify in detail each party's responsibility for credentialing of providers.

- The Department's credentialing requirements should be clearly identified as well as each party's role in adhering to these requirements.

- The credentialing files must be available to the plan in order to perform its oversight of the credentialing requirements. The Department must also have adequate access to credentialing files for the purposes of administering the managed care contracts.

(DSS/MCO Contract, Part II, Section 3.41 in B 3.44 in A Subcontracting for Services.)

8.    PROVIDER ENROLLMENT CLARIFICATIONS

For the purpose of HUSKY, the Department refers to provider enrollment as the process of capturing information on providers participating with MCOs contracted by DSS to provide services to clients. This process results in a profile of an MCO's provider network. The MCOs submit the provider network information to DSS via the Department's agent on a continuous basis. The Department utilizes the provider network information to facilitate the administration of managed care contracts and the Medicaid program.

Provider enrollment information serves the following purposes:

      a) to evaluate each MCO's service area and access to services which are used to establish enrollment ceiling or cap (currently summarized by plan submittals of provider tables);

      b) to provide accurate information to clients for the purpose of client enrollment in an MCO; and

      c) to maintain each plan's provider network information consistent with the provider directory.

Based on the previous discussion of credentialing, the Department clarifies the relationship between credentialing or delegated credentialing and provider enrollment as follows:

a)    Enrollment for purposes of cap determination.

      - The MCO must credential and enroll individual providers when the providers are counted towards the member enrollment ceiling.

      - DSS credentialing requirements and provider enrollment processes also apply to individual providers in a facility when the individual provider is included in the count for cap determination.

      - The MCO may delegate credentialing of individual providers to a facility (e.g., a clinic or hospital) and enroll the facility as such. In this case, neither the facility nor the individual providers are provided in the count for cap determination.

b)    Enrollment for purposes of accurate information to clients

      - The MCO must enroll and credential individual providers as well as facilities in order to maintain accurate and updated information on the providers participating with a health plan. The provider network information is used by the Department's enrollment broker during enrollment.

      - The Department stresses the importance of maintaining provider network information accurate and up-to-date. It is crucial that clients should have access to provider network information during the MCO selection process.

c)    Enrollment for purposes of inclusion in the provider network directory.

      - The MCO must credential and enroll individual providers when the providers are included and listed as individual providers in the health plan's provider directory.

      - DSS credentialing requirements and provider enrollment processes also apply to individual providers in a facility when the individual provider is included and listed in the provider directory.

      - If the MCO delegates credentialing of individual providers to a facility and enrolls the facility, the facility is included and listed in the provider directory. The facility's individual providers are listed in the provider directory. The facility's providers are not listed in the provider directory.

9.    SPECIFIC ISSUES AND DSS CREDENTIALING REQUIREMENTS

a)    Medicaid participation

The MCO or the delegated credentialing entity is responsible for the determination and verification that the provider meets the minimum requirements for Medicaid participation. The MCO or its subcontractors may not delegate this provision to the Department nor require providers to enroll or participate in fee-for-service Medicaid to fulfill the requirement. While the Department encourages the MCO to contract with traditional and existing Medicaid providers, Medicaid participation in itself is not a requirement of the HUSKY contracts.

b)    Allied Health Professional Licensed Clinics or Hospitals

The Department pays freestanding clinics participating in the Medicaid program for a variety of services. In Connecticut, clinic services include for example, medical services, well-child care, dental care, mental health and substance abuse services, rehabilitation services and other services. Clinic providers must meet federal and state requirements for participation in the Medicaid program. In accordance with Title 42 of the Code of Federal Regulations, Part
440.90 and Section 171 of the Medical Services Policy of the Connecticut Medical Assistance Program, clinic services are provided by or under the direction or a physician, dentist or psychiatrist.

The physician direction requirement means that the free-standing clinic's services may be provided by the clinic's allied health professionals whether or not the physician is physically present at the time that the services are provided. An allied health professional is further defined as an individual, employed in a clinic, who is qualified by special education and training, skills, and experience in providing care and treatment. The clinic is staffed by physicians and allied health professionals who are directly involved in the facility's programs. The allied health professionals provide services under the direction of a physician who is a licensed practitioner performing within the scope of his/her practice.

Based on the Department's definition of clinic services, the services provided by allied health professionals are included under the terms of the contracts between the Department and the MCOs.

As with all services, clinic services must be properly credentialed according to the Department's requirements, including licensure and certification standards. Allied health professionals may have licensure or certification requirements, such as Certified Addition Counselors or Licensed Social Workers. In accordance with the Department's definition, other allied health professions may qualify by virtue of their skills or experience and must function under the direction of a physician. In this case the directing physician, as opposed to the allied health professional, is subject to the credentialing requirements as well as provider enrollment. The MCO may credential the physician directly or may delegate credentialing.

The Department's provisions for credentialing, delegated and provider enrollment would remain in effect for the directing physician (please refer to Section 8, Provider Enrollment Clarifications).

c)    NCQA Standards and DSS requirements

While NCQA standards do not address credentialing of allied health professionals, services provided by allied health professionals may qualify for reimbursement by virtue of their skills or experience, however, the allied health professionals must function under the direction of a physician. In this case, the directing physician is subject to the credentialing requirements.

MAY 2001

                                   APPENDIX E

                         AMERICAN ACADEMY OF PEDIATRICS
                  RECOMMENDATIONS FOR PREVENTIVE PEDIATRIC CARE

          RECOMMENDATIONS FOR PREVENTIVE PEDIATRIC HEALTH CARE (RE9939)

                  COMMITTEE ON PRACTICE AND AMBULATORY MEDICINE

Each child and family is unique; therefore, these Recommendations for Preventive Pediatric Health Care are designed for the care of children who are receiving competent parenting, have no manifestations of any important health problems, and are growing and developing in satisfactory fashion. Additional visits may become necessary if circumstances suggest variations from normal.

These guidelines represent a consensus by the Committee on Practice and [ILLEGIBLE] Medicine in consultation with national committees and sections of the American Academy of Pediatrics. The Committee emphasizes the great importance of continuity of care in comprehensive health supervision and the need to avoid fragmentation of care.

                                                            INFANCY[ILLEGIBLE]                        EARLY CHILDHOOD[ILLEGIBLE]
                                  ------------------------------------------------------------------  --------------------------
                  AGE [ILLEGIBLE] PRENATAL(1)  NEWBORN(2)  2-4d(3)  By 1mo  2mo  4mo  6mo  9mo  12mo  15mo  18mo  24mo  3y   4y
                  --------------- -----------  ----------  -------  ------  ---  ---  ---  ---  ----  ----  ----  ----  --   --
                          HISTORY
                 Initial/Interval     *           *          *         *     *    *    *    *    *     *     *      *    *   *

                     MEASUREMENTS
                Height and Weight                 *          *         *     *    *    *    *    *     *     *      *    *   *
               Head Circumference                 *          *         *     *    *    *    *    *     *     *      *
                   Blood Pressure                                                                                        *   *

                SENSORY SCREENING
                           Vision                 S          S         S     S    S    S    S    S     S     S      S    O   O
                          Hearing                 O[ILLE.]   S         S     S    S    S    S    S     S     S      S    S   O

                   DEVELOPMENTAL/
BEHAVIORAL ASSESSMENT [ILLEGIBLE]                 *          *         *     *    *    *    *    *     *     *      *    *   *

 PHYSICAL EXAMINATION [ILLEGIBLE]                 *          *         *     *    *    *    *    *     *     *      *    *   *

           PROCEDURES-GENERAL(10)
             Hereditary/Metabolic
                    Screening(11)                 <----------*--------->
                 Immunization(12)                 *          *         *     *    *    *    *    *     *     *      *    *   *
     Hematocrit or Hemoglobin(13)                                                           *---->     *     *      *    *   *
                       Urinalysis

      PROCEDURES-PATIENTS AT RISK
               Lead Screening(16)                                                           *---->                  *
              Tuberculin Test(17)                                                                *     *     *      *    *   *
        Cholesterol Screening(18)                                                                                   *    *   *
                STD Screening(19)
                  Pelvic Exam(20)

        ANTICIPATORY GUIDANCE(21)     *           *          *         *     *    *    *    *    *     *     *      *    *   *
            Injury Prevention(22)     *           *          *         *     *    *    *    *    *     *     *      *    *   *
          Violence Prevention(23)     *           *          *         *     *    *    *    *    *     *     *      *    *   *
                Sleep Positioning
                   Counseling(24)     *           *          *         *     *    *    *
         Nutrition Counseling(25)     *           *          *         *     *    *    *    *    *     *     *      *    *   *
       DENTAL REFERRAL[ILLEGIBLE]                                                                <----------------------->

                                      MIDDLE CHILDHOOD[ILLEGIBLE]                   ADOLESCENCE[ILLEGIBLE]
                                      --------------------------- -----------------------------------------------------------
                AGE [ILLEGIBLE]       5y    6y      8y       10y  11y   12y  13y  14y  15y   16y   17y    18y  19Y  20y   21y
                        HISTORY
               Initial/Interval       *      *      *         *     *    *    *    *    *     *     *      *    *   *      *

                   MEASUREMENTS
              Height and Weight       *      *      *         *     *    *    *    *    *     *     *      *    *   *      *
             Head Circumference       *      *      *         *     *    *    *    *    *     *     *      *    *   *      *
                 Blood Pressure

              SENSORY SCREENING
                         Vision       O      O      O         O     S    O    S    S    O     S     S      O    S   S      S
                        Hearing       O      O      O         O     S    O    S    S    O     S     S      O    S   S      S

                 DEVELOPMENTAL/
       BEHAVIORAL ASSESSMENT(8)       *      *      *         *     *    *    *    *    *     *     *      *    *   *      *

        PHYSICAL EXAMINATION(9)       *      *      *         *     *    *    *    *    *     *     *      *    *   *      *

         PROCEDURES-GENERAL(10)
           Hereditary/Metabolic
                  Screening(11)
               Immunization(12)       *      *      *         *     *    *    *    *    *     *     *      *    *   *      *
   Hematocrit or Hemoglobin(13)       *                                       [ILLEGIBLE]                   [ILLEGIBLE]
                 Urinalysis(14)       *

    PROCEDURES-PATIENTS AT RISK
             Lead Screening(16)                                               [ILLEGIBLE]                   [ILLEGIBLE]
            Tuberculin Test(17)       *      *      *         *     *    *    *    *    *     *     *      *    *   *      *
      Cholesterol Screening(18)       *      *      *         *     *    *    *    *    *     *     *      *    *   *      *
              STD Screening(19)                                     *    *    *    *    *     *     *      *    *   *      *
                Pelvic Exam(20)                                     *    *    *    *    *     *     *      *<---*---*----->*
      ANTICIPATORY GUIDANCE(21)       *      *      *         *     *    *    *    *    *     *     *      *    *   *      *
          Injury Prevention(22)       *      *      *         *     *    *    *    *    *     *     *      *    *   *      *
        Violence Prevention(23)       *      *      *         *     *    *    *    *    *     *     *      *    *   *
             Sleep Positioning
                 Counseling(24)
       Nutrition Counseling(25)       *      *      *         *     *    *    *    *    *     *     *      *    *   *      *
            DENTAL REFERRAL(26)

[ILLEGIBLE]

[ILLEGIBLE]

                                           AMERICAN ACADEMY OF PEDIATRICS [SEAL]

                                   APPENDIX F

                            DSS MARKETING GUIDELINES

A.    DETAILED MARKETING GUIDELINES

1)    GENERAL HUSKY MARKETING MATERIALS

Marketing materials are defined as all media, including brochures and leaflets; newspaper, magazine, radio, television, billboard and yellow pages advertisements; and presentation materials used by MCO representatives.

The DEPARTMENT will not restrict the MCO's general communications to the public. However, the MCO must obtain prior approval from the DEPARTMENT prior to any written material or advertisement that is mailed to, distributed to, or aimed at HUSKY recipients or individuals potentially eligible for HUSKY, specifically, material that mentions Medicaid, Medical Assistance, Title XIX, Title XXI State Children's Health Insurance Program (SCHIP) or HUSKY. Examples of HUSKY-specific materials would be those which are in any way targeted to HUSKY populations (such as billboards or bus posters disproportionately located in low-income neighborhoods); those that mention the MCO's HUSKY product name; or those that contain language or information specifically designed to attract HUSKY enrollment.

2)    GENERAL MCO MARKETING/ADVERTISING

All MCO-specific marketing activities for the HUSKY population, as defined above, and all marketing materials /advertising put forth by HUSKY-only MCO require DEPARTMENT prior approval.

In determining whether to approve a particular marketing activity, the DEPARTMENT will apply a variety of criteria, including, but not limited to:

a) Accuracy: The content of the material must be accurate. Any information that is deemed inaccurate will be disallowed.

b) Misleading references to the MCO's positive attributes: Misleading information will be disallowed even if it is accurate. For example, the MCO may seek to advertise that its health care services are free to its Medicaid (HUSKY A) Members. In this situation, DEPARTMENT would disallow the language since this could be construed by Members as being a particular advantage of the plan (e.g. they might believe they would have to pay for health services if they chose another MCO or remained in fee-for-service).

c) Threatening Messages: MCOs shall not imply that the managed care program or the failure to join a particular MCO would endanger the Member's health status, personal dignity, or the opportunity to succeed in various aspects of their lives. MCOs are strictly prohibited from creating threatening implications about the State's mandatory assignment process for HUSKY A Members or other aspects of the HUSKY A or HUSKY B programs.

d) MCO's Legitimate Strengths: MCOs may differentiate themselves by promoting their legitimate positive attributes.

3)    MCO ADVERTISING AT PROVIDER CARE SITES

Promotional and health education materials at care delivery sites (including patient waiting areas) are permitted, subject to prior DEPARTMENT content approval. MCO member services staff may provide member services (e.g. face-to-face member education) at provider care sites, however, face-to-face meetings, for purposes of marketing, at care delivery sites between individual Members and MCO staff are not permitted.

4)    MCO ADVERTISING IN DEPARTMENT ELIGIBILITY OFFICES

MCOs may make their materials available at DEPARTMENT offices only through the DEPARTMENT or its agent. This restriction applies to all eligibility offices, including those based in hospitals. MCO marketing staff and provider staff are not permitted to solicit Member enrollment by positioning themselves at or near eligibility offices. Note that the only face-to-face marketing activities allowed are those directly permitted under items #5, #7, #11 and #12 of these guidelines. All other face-to-face marketing activities are prohibited.

5)    PROVIDER COMMUNICATIONS WITH HUSKY PATIENTS ABOUT MCO OPTIONS

DEPARTMENT marketing restrictions apply to the MCO's participating providers as [ILLEGIBLE] as to the MCOs. MCOs must notify all of their participating providers of [ILLEGIBLE] DEPARTMENT marketing restrictions and provide them with a copy of this document.

Each provider entity is allowed to notify its patients of the HUSKY-certified MCOs it participates in, and to explain that the patients must enroll in one of these MCOs if they wish to preserve their existing relationship. This must be done through written materials prior-approved by DEPARTMENT, and must be distributed to HUSKY patients without regard to health status. Providers must not indicate a preference between the MCOs in which they participate.

6)    MEMBER-INITIATED TELEPHONE CONVERSATIONS WITH MCOS AND PROVIDERS

These conversations are permitted and do not require prior approval by the DEPARTMENT, but information given to potential Members, during such telephone conversation must be in accordance with the DEPARTMENT's marketing guidelines. However, telephone conversations must be initiated by the potential Member, not by the MCO staff (or provider staff). MCOs and providers may return calls to Members and potential Members when Members and potential Members leave a message requesting that this occur.

7)    MEMBER-INITIATED ONE-ON-ONE MEETINGS WITH MCO STAFF PRIOR TO ENROLLMENT

Such meetings, when requested by the Member, are permitted but may not occur at a participating provider's care delivery site or at the Member's residence. These meetings must occur at the MCO's offices or another mutually-agreed upon public location. All verbal interaction with the Member must be in compliance with the DEPARTMENT's marketing guidelines.

8)    MAILINGS BY MCO IN RESPONSE TO MEMBER REQUESTS

MCO mailings are permitted in response to Member verbal or written requests for information. The content of such mailings must be prior-approved by the DEPARTMENT. MCOs may include gifts of nominal value (unit cost less than $2, e.g. magnets, pens, bags, jar grippers, etc.) in these mailings.

9)    UNSOLICITED MCO MAILINGS

MCOs are permitted to send unsolicited mailings. The content of such mailings must be prior-approved by DEPARTMENT. In addition, the target audiences must be prior-approved by DEPARTMENT, and the MCOs must explain how they obtained the list of names, addresses and phone numbers.

10)   TELEMARKETING

Telemarketing is not a permitted marketing activity

11)   MCO GROUP MEETINGS HELD AT MCO

These meetings must be prior approved by the DEPARTMENT. The MCO may not notify prospective Members until DEPARTMENT prior approval has been obtained

12) MCO GROUP MEETINGS HELD IN PUBLIC FACILITIES, CHURCHES, HEALTH FAIRS, OR OTHER COMMUNITY SITES

These are permitted activities as long as DEPARTMENT approved materials are utilized in the presentations and the DEPARTMENT's marketing guidelines are followed. The DEPARTMENT reserves the right to monitor such meetings on an ad hoc basis. MCOs are required to notify the DEPARTMENT sufficiently in advance to allow DEPARTMENT representatives to attend such meetings in order to monitor MCO activities if desired. As soon as the MCO has scheduled these activities, the DEPARTMENT should be notified.

13)   MCO GROUP MEETINGS HELD IN PRIVATE CLUBS OR HOMES

These activities are prohibited. The only permitted group meetings are those described under items #11 and #12.

14)   INDIVIDUAL SOLICITATION, RESIDENCES

MCO (and provider) staff are not permitted to visit potential Members at their places of residence for purposes of explaining MCO features and promoting enrollment. This prohibition is absolute, and applies even in situations where the potential Member desires and/or requests a home visit. MCO staff can visit Member homes after enrollment becomes effective, as part of their orientation/education efforts.

15)   GIFTS, CASH INCENTIVES, OR REBATES TO POTENTIAL MEMBERS AND MEMBERS.

MCOs (and their providers) are prohibited from disseminating gift items, except those of a nominal value (pens, key chains, magnets, etc.), to potential Members. DEPARTMENT-approved written materials may also be disseminated to prospective Members along with similar nominal value gifts. MCOs may give items of nominal value (unit cost less than $2), with their logo on it, to persons (potential Members and others) attending health fairs, presentations at community forums organized through or other sanctioned events, with DEPARTMENT approval. Such items would include magnets, pens, bags, plastic band-aid dispensers, etc. Pre-approved nominal value items may also be included with new Member information packets.

16)   GIFTS TO MEMBERS FOR SPECIFIC HEALTH-RELATED EVENTS

Gifts to Members are allowed for medically "good" behavior (e.g. baby T-shirt showing immunization schedule once a woman completes targeted series of prenatal visits). All such gifts, including any written materials included with them (or on them), must be prior-approved by the DEPARTMENT. The criteria for providing such gifts must also be prior-approved by DEPARTMENT. MCOs must not provide gifts in any situations other than those that have been prior-approved by DEPARTMENT. Additional DEPARTMENT prior approval is required for all additional uses of the gift items or for new gifts.

The DEPARTMENT may approve magnets, phone labels, and other nominal items that reinforce a MCO's care coordination programs (e.g. through advertising the Member Services hotline and/or the PCP office phone number). All such items must be prior-approved by the DEPARTMENT. The criteria for disseminating this information must also be prior-approved, although the DEPARTMENT is likely to be amenable to the MCOs' inclusion of this information in "welcome" packets sent to new Members.

Health education videos are also allowed, but must be prior-approved by DEPARTMENT.

17)   PHONING BY MEMBERS FROM HEALTH CARE PROVIDER LOCATIONS

Providers may provide the use of a phone to potential HUSKY Members or HUSKY Members subject to the following restrictions:

a)    MCO or provider staff may not coach or instruct the caller;

b) Privacy must be given to the MEMBER during their phone conversation with the HUSKY application and enrollment center.

18) NON-ALCOHOLIC BEVERAGES AND LIGHT REFRESHMENTS FOR POTENTIAL MEMBERS AT MEETINGS

Non-alcoholic beverages and light refreshments are permitted at DEPARTMENT approved group meetings.

C.    USE OF HUSKY NAME; HUSKY LOGO AND MANDATORY LANGUAGE REQUIREMENTS

MCOs will be allowed use of the HUSKY logo and name for use in their marketing materials, subject to the following:

1) must be used in conjunction with the following language unless alternative language has been prior approved by the DEPARTMENT.

            HUSKY GIVES FAMILIES THE FREEDOM OF CHOICE TO ENROLL IN ONE OF SEVERAL PARTICIPATING HEALTH PLANS. TOLL-FREE INFORMATION:
            1-877-CT-HUSKY;

2) the above mandatory language must be placed in the vicinity of the HUSKY logo; and

                                                                                        Permitted With
                                                                                          DEPARTMENT
Type of Marketing Activity                       Permitted        Not Permitted            Approval
--------------------------                       ---------        -------------         --------------
1. General HUSKY marketing materials                                                          X

2. General, MCO advertising/marketing                                                         X

3. MCO advertising in provider care sites                                                     X

4. MCO advertising in all DEPARTMENT                                                          X
eligibility offices, including
hospital-based (Must be made
available only through the
DEPARTMENT or its agent)

5. Provider communications with                                                               X
Medicaid patients about MCO options

6. Member-initiated telephone                        X
conversations with MCO and Provider
staff

7. Member-initiated one-on-one                       X
meetings with MCO staff prior to
enrollment

8. Mailings by MCO in response to                                                             X
Member requests

9. Unsolicited MCO mailings to Members                                                        X

10. Telemarketing                                                       X

11. MCO group meetings held at MCO                                                            X

12. MCO group meetings held in public                                                         X
facilities such as churches, health
fairs, WIC program or other community
sites

13. MCO group meetings held in private                                  X
clubs or homes

                                                                                          PERMITTED,
                                                                                             WITH
                                                                                          DEPARTMENT
Type of Marketing Activity                       Permitted        Not Permitted            APPROVAL
--------------------------                       ---------        -------------         --------------
14. Individual solicitation at                                          X
residences

15. Items of nominal value along with                                                          X
written information about the MCO or
general health education information to
potential Members or included in new
Member information packets.

16. Gifts to Members (e.g. baby T-shirt                                                        X
showing immunization schedule) based on
specific health events unrelated to
enrollment

17. Phoning by Members from health care              X
provider locations

18. Non-alcoholic beverages and light                X
refreshments (e.g. fruit, cookies) for
potential Members at meetings (may not
mention refreshments in advertisements
for meetings)

                                   APPENDIX G

                            QUALITY ASSURANCE PROGRAM

Standard II: Systematic Process of Quality Assessment and Improvement

The QAP objectively and systematically monitors and evaluates the quality and appropriateness of care and service provided members, through quality of care studies and related activities, and pursues opportunities for improvement on an ongoing basis.

The QAP has written guidelines for its quality of care studies and related activities which include:

A. Specification of clinical or health services delivery areas to be monitored

      1. Monitoring and evaluation of clinical care reflects the population served by the MCO, in terms of age groups, disease categories, and special risk status.

      2. For the Medicaid population, the QAP monitors and evaluates at a minimum, care and services in certain priority areas of concern selected by the State. It is recommended that these be taken from among those identified by the Health Care Financing Administration's (HCFA's) Medicaid Bureau and jointly determined by the State and the Managed Care Organization (MCO).

      3. At its discretion and/or as DSS directs, the MCO's QAP also monitors and evaluates other aspects of care and service.

B.    Use of quality indicators

Quality indicators are measurable variables relating to a specified clinical or health services delivery area, which are reviewed over a period of time to monitor the process or outcomes of care delivered in that area.

      1. The MCO identifies and uses quality indicators that are measurable, objective, and based on current knowledge and clinical experience.

      2. For the priority area selected by DSS from the HCFA Medicaid Bureau's list of priority clinical and health service delivery areas of concern, the MCO monitors and evaluates quality of care through studies, which include, but are not limited to, the quality indicators also specified by the HCFA Medicaid Bureau.

      3. Methods and frequency of data collection are appropriate and sufficient to detect need for program change.

C.    Use of clinical care standards/practice guidelines

      1. The QAP studies and other activities monitor quality of care against clinical care or health services delivery standards or practice guidelines specified for each area identified.

      2. The clinical standards/practice guidelines are based on reasonable scientific evidence and are developed or reviewed by plan providers.

      3. The clinical standards/practice guidelines focus on the process and outcomes of health care delivery, as well as access to care.

      4. A mechanism is in place for continuously updating the standards/practice guidelines.

      5. The clinical standards/practice guidelines shall be included in provider manuals developed for use by MCO providers or otherwise disseminated to the providers as they are adopted.

      6. The clinical standards/practice guidelines address preventive health services.

      7. The clinical standards/practice guidelines are developed for the full spectrum of populations enrolled in the plan.

      8. The QAP shall use these clinical standards/practice guidelines to evaluate the quality of care provided by the MCO's providers, whether the providers are organized in groups, as individuals, as IPAs, or in combinations thereof.

D.    Analysis of clinical care and related services

      1. Appropriate clinicians monitor and evaluate quality through review of individual cases where there are questions about care and through studies analyzing patterns of clinical care and related service. For quality issues identified in the QAP's targeted clinical areas, the analysis includes the identified quality indicators and uses clinical care standards or practice guidelines.

      2. Multidisciplinary teams are used, where indicated, to analyze and address system issues.

      3. For the D.1. and D.2. above, clinical and related services requiring improvement are identified.

E.    Implementation of remedial/corrective actions

The QAP includes written procedures for taking appropriate remedial action whenever, as determined under the QAP , inappropriate or substandard services are furnished, or services that should have been furnished were not.

These written remedial corrective action procedures include:

      1. Specification of the types of problems requiring remedial/corrective action.

      2. Specification of the person(s) or body responsible for making the final determinations regarding quality problems.

      3. Specific actions to be taken.

      4. Provision of feedback to appropriate health professionals, providers and staff.

      5. The schedule and accountability for implementing corrective actions.

      6. The approach to modify the corrective action if improvements do not occur.

      7. Procedures for terminating the affiliation with the physician, or other health professional or provider.

F.    Assessment of effectiveness of corrective actions

      1. As actions are taken to improve care, there is monitoring and evaluation of corrective actions to assure that appropriate changes have been made. In addition, changes in practice patterns are tracked.

      2. The MCO assures follow-up on identified issues to ensure that actions for improvement have been effective.

G.    Evaluation of continuity and effectiveness of the QAP

      1. The MCO conducts a regular and periodic examination of the scope and content of the QAP to ensure that it covers all types of services in all settings, as specified in standard I.B.2.

      2. At the end of each year, a written report on the QAP is prepared that addresses: QA studies and other activities completed, trending of clinical and services indicators and other performance data; demonstrated improvements in quality; areas of deficiency and recommendations for corrective action; and an evaluation of the overall effectiveness of the QAP

      3. There is evidence that QA activities have contributed to significant improvements in the care and services delivered to members.

Standard III: Accountability to the Governing Body

The QA committee is accountable to the governing body of the managed care organization. The governing body should be the board of directors, or a committee of senior management may be designated in instances in which the board's participation with QA issues is not direct. There is evidence of a formally designated structure, accountability at the highest levels of the organization, and ongoing and/or continuous oversight of the QA program. Responsibilities of the Governing Board for monitoring, evaluating, and making improvements to care include:

A. Oversight of the QAP - There is documentation that the governing body has approved the overall QAP and the annual QAP.

B. Oversight of entity - The Governing Body has formally designated an accountable entity or entities within the organization to provide oversight of QA, or has formally decided to provide such oversight as a committee of the whole.

C. QAP progress reports - The Governing body routinely receives written reports from the QAP describing actions taken, progress in meeting QA objectives, and improvements made.

D. Annual QAP review - The Governing Body formally reviews on a periodic basis (but no less frequently than annually) a written report on the QAP that includes: studies undertaken, results, subsequent actions, and aggregate data on utilization and quality of services rendered, to assess the QAP's continuity, effectiveness and current acceptability.

E. Program modification - Upon receipt of regular written reports from the QAP delineating actions taken and improvements made, the Governing Body takes actions when appropriate and directs that the operational QAP be modified on an ongoing basis to accommodate review findings and issues of concern within the MCO. Minutes of the meetings of the Governing Board demonstrate that the Board has directed and followed up on necessary actions pertaining to QA.

Standard IV: Active QA Committee

The QAP delineates an identifiable structure responsible for performing QA functions within the MCO. The committee or other structure has:

A. Regular meetings - The structure/committee meets on a regular basis with specified frequency to oversee QAP activities. This frequency is sufficient to demonstrate that the structure committee is following up on all findings and required actions, but in no case are such meetings less frequent than quarterly.

B. Established parameters for operating - The role, structure and function of the structure committee are specified.

C. Documentation - There are contemporaneous records documenting the structure's committee's activities, findings, recommendations and actions.

D. Accountability - The QAP committee is accountable to the Governing Body and reports to it (or its designee) on a scheduled basis on activities, findings, recommendations and actions.

E. Membership - There is active participation in the QA committee from health plan providers, who are representative of the composition of the health plan's providers.

Standard V: QAP Supervision

There is a designated senior executive who is responsible for program implementation. The organization's Medical Director has substantial involvement in QA activities.

Standard VI: Adequate Resources

The QAP has sufficient material resources, and staff with the necessary education, experience, or training to effectively carry out its specified activities.

Standard VII: Provider Participation in the QAP

A. Participating physicians and other providers are kept informed about the written QA plan.

B. The MCO includes in all its provider contracts and employment agreements, for both physicians and nonphysician providers, a requirement securing cooperation with the QAP.

C. Contracts specify that hospitals, physicians, and other contractors will allow the MCO access to the medical records of its members.

Standard VIII: Delegation of QAP Activities

The MCO remains accountable for all QAP functions, even if certain functions are delegated to other entities. If the MCO delegates any QA activities to contractors:

A. There is a written description of delegated activities; the delegate's accountability for these activities; and the frequency of reporting to the MCO.

B. The MCO has written procedures for monitoring the implementation of the delegated functions and for verifying the actual quality of care being provided.

C. There is evidence of continuous and ongoing evaluation of delegated activities, including approval of quality improvement plans and regular specified reports.

Standard IX: Members Rights and Responsibilities

The MCO demonstrates a commitment to treating members in a manner that acknowledges their rights and responsibilities.

A.    Written policy on members rights

The MCO has a written policy that recognizes the following rights of members:

      1. To be treated with respect, and recognition of their dignity and need for privacy;

      2. To be provided with information about the MCO, its services, the practitioners providing care, and members' rights and responsibilities;

      3. To be able to choose primary care practitioners, within the limits of the plan network, including the right to refuse care from specific practitioners;

      4. To participate in decision-making regarding their health care;

      5. To voice grievances about the MCO or care provided;

      6. To formulate advance directives; and

      7. To have access to his/her medical records on accordance with applicable Federal and State laws.

A. Written policy members responsibilities - The MCO has a written policy that addresses members' responsibility for cooperating with those providing health care services. This written policy addresses members' responsibility for:

      1. Providing, to the extent possible, information needed by professional staff in caring for the member; and

      2. Following instructions and guidelines given by those providing health care services.

C. Communication of policies to providers - A copy of the organization's policies on members' rights and responsibilities is provided to all participating providers.

D. Communication of policies to members - Upon enrollment, members are provided a written statement that includes information on the following:

      1. Rights and responsibilities of members;

      2. Benefits and services included and excluded as a condition of membership, and how to obtain them, including a description of:

            a. any special benefit provisions (example, co-payment, higher deductibles, rejection of claim) that may apply to service obtained outside the system; and

            b. the procedures for obtaining out-of-area coverage;

      3. Provisions for after-hours and emergency coverage;

      4. The organization's policy on referrals for specialty care;

      5. Charges to members, if applicable, including:

            a. policy on payment of charges; and

            b. copayment and fees for which the member is responsible.

      6. Procedures for notifying those members affected by the termination or changes in any benefit services, or service delivery office/site;

      7. Procedures for appealing decisions adversely affecting the members' coverage, benefits, or relationship with the organization;

      8. Procedures for changing practitioners;

      9. Procedures for disenrollment, and

      10. Procedures for voicing complaints and/or grievances and for recommending changes in policies and services.

E. Member grievance procedures - The organization has a system(s) linked to the QAP, for resolving members' complaints and formal grievances. This system includes:

1. Procedures for registering and responding to complaints and grievances in a timely fashion (organizations should establish and monitor standards for timeliness);

2. Documentation of the substance of the complaint or grievances, and actions taken;

3. Procedures to ensure a resolution of the compliant or grievance;

4. Aggregation and analysis of complaint and grievance data and use of the data for quality improvement; and

5. An appeal process for grievances.

F. Member suggestions - Opportunity is provided for members to offer suggestions for changes in policies and procedures.

G. Steps to assure accessibility of services - The MCO takes steps to promote accessibility of services offered to members. These steps include:

      1. The points of access to primary care, specialty care and hospital services are identified for members;

      2. At a minimum, members are given information about:

            a. How to obtain services during regularly hours of operation

            b. How to obtain emergency and after-hours care; and

            c. How to obtain the names, qualifications, and titles of the professionals providing and/or responsible for their care.

H.    Written information for members

1. Member information is written in prose that is readable and easily understood; and

2. Written information is available, as needed, in the languages of the major population groups served. A "major" population group is one which represents at least 10% of plan's membership.

L     Confidentiality of patient information - The MCO acts to ensure that the confidentiality of the specified patient information and records is protected.

      1. The MCO has established in writing, and enforced, policies and procedures on confidentiality of medical records.

      2. The MCO ensures that patient care offices/sites have implemented mechanisms that guard against the unauthorized or inadvertent disclosure of confidential information to persons outside of the medical care organization.

      3. The MCO shall hold confidential all information obtained by its personnel about members related to their examination, care and treatment and shall not divulge it without the members's authorization, unless:

            a. it is required by law;

            b.it is necessary to coordinate the patient's care with physicians, hospitals, or other health care entities, or to coordinate insurance or other matters pertaining to payment; or

            c.it is necessary in compelling circumstances to protect the health or safety of an individual.

      4. Any release of information in response to a court order is reported to the patient in a timely manner; and

      5. Member records may be disclosed, whether or not authorized by the members, to qualified personnel for the purpose of conducting scientific research, but these personnel may not identify, directly or indirectly, any individual members in any report of the research or otherwise disclose participant identity in any manner.

J. Treatment of minors - The MCO has written policies regarding the appropriate treatment of minors.

K     Assessment of member satisfaction - The MCO conducts periodic surveys of member satisfaction with its services.

      1. The surveys include content on perceived problems in the quality, accessibility, and availability of care.

      2. The surveys assess at least a sample of:

      a. All Medicaid members;

      b. Medicaid member requests to change practitioners and/or facilities; and

      c. Disenrollment by Medicaid members.

      3. As a results of the surveys, the organization:

      a. Identifies and investigates sources of dissatisfaction;.

      b. Outlines action steps to follow-up on the findings; and

      c. Informs practitioners and providers of assessment results.

      3. The MCO reevaluates the effects of the above activities.

Standard X: Standards for Availability and Accessibility

The MCO has established standards for access (e.g. to routine, urgent and emergency care; telephone appointments; advice; and member service lines).

Performance on these dimensions of access are assessed against the standards.

Standard XI: Medical Records Standards

A. Accessibility and availability of medical records - The MCO shall include provisions in provider contracts for appropriate access to the medical records of its members for purposes of quality reviews conducted by the Secretary of HHS, DSS, or agents thereof.

B. Record keeping - Medical records may be on paper or electronic. The plan takes steps to promote maintenance of medical records in a legible, current, detailed, organized and comprehensive manner that permits effective patient care and quality review as follows:

      1. Medical records standards- The MCO sets standards for medical records. The records reflect all aspects of patient care, including ancillary services. These standards shall, at a minimum, include requirements for:

            a. Patient identification information - Each page or electronic file in the record contains the patient's name or patient ID number.

            b. Personal/biographical data - Personal/biographical data includes: age, sex, address; employer; home and work telephone numbers; and marital status.

            c. Entry date - All entries are dated.

            d. Provider identification - All entries are identified as to author.

            e. Legibility - The record is legible to someone other than the writer. A second reviewer should evaluate any record judged illegible by one physician reviewer.

            f. Allergies - Medication allergies and adverse reactions are prominently noted on the record. Absence of allergies (no known allergies-NKA) is noted in an easily recognizable location.

            g. Past medical history - (for patients seen 3 or more times) Past medical history is easily identified including serious accidents, operations, illnesses. For children, past medical history relates to prenatal care and birth.

            h. Immunizations- For pediatric records (ages 12 and under) there is a completed immunization record or a notation that immunizations are up- to-date.

            i  Diagnostic information

            j. Medication information

            k. Identification of current problems - Significant illness, medical conditions and health maintenance concerns are identified in the medical record.

            l. Smoking/ETOH/substance abuse - Notation concerning cigarettes and alcohol use and substance abuse is present (for patients 12 years and over and seen three or more times). Abbreviations and symbols may be appropriate.

            m. Consultations, referral and specialist reports - Notes from consultations are in the record. Consultation, lab, and x-ray reports filed in the chart have the ordering physicians initials or other documentation signifying review. Consultation and significantly abnormal lab and imaging study results have an explicit notation in the record of follow-up plans.

            n. Emergency care

            o. Hospital discharge summaries - Discharge summaries are included as part of the medical record for (1) all hospital admissions which occur while the patient is enrolled in the MCO and (2) prior admissions as necessary.

            p. Advance directives - For medical records of adults, the medical record documents whether or not the individual has executed an advance directive. An advance directive is a written instruction such as a living will or durable power of attorney for health care relating to the provision of health care when the individual is incapacitated.

      2. Patient visit data - Documentation of individual encounters must provide adequate evidence of, at a minimum;

            a. History and physical examination - Appropriate subjective and. objective information is obtained for the presenting complaints.

            b. Plan of treatment

            d. Diagnostic tests

            e. Therapies and other prescribed regimens; and

            f. Follow-up - Encounter forms or notes have a notation, when indicated, concerning follow-up care, call, or visit. Specific time to return is noted in weeks, months, or PRN. Unresolved problems from previous visits are addressed in subsequent visits.

            f. Referrals and results thereof; and

            g. All other aspects of patient care, including ancillary services.

      3. Record review process-

            a. The MCO has a system (record review process) to assess the content of medical records for legibility, organization, completion and conformance to its standards.

            b. The record assessment system addresses documentation of the items listed in B, above.

Standard XII: Utilization Review

A. Written program description- The MCO has a written utilization management program description which includes, at a minimum, procedures to evaluate medical necessity, criteria used, information sources and the process used to review and approve the provision of medical services.

B. Scope - The program has mechanisms to detect underutilization as well as overutilization.

C. Preauthorization and concurrent review - For MCO with preauthorization or concurrent review programs:

      1. Preauthorization and concurrent review decisions are supervised by qualified medical professionals;

      2. Efforts are made to obtain all necessary information, including pertinent clinical information, and consult with the treating physician as appropriate;

      3. The reasons for decisions are clearly documented and available to the member.

      4. There are well-publicized and readily available appeals mechanisms for both providers and patients. Notification of a denial includes a description of how file an appeal;

      5. Decisions and appeals are made in a timely manner as required by the exigencies of the situation;

      6. There are mechanisms to evaluate the effects of the program using data on member satisfaction, provider satisfaction or other appropriate; and

      7. If the MCO delegates responsibilities for utilization management, it has mechanisms to ensure that these standards are met by the delegate.

Standard XIII. Continuity of Care System

The MCO has put a basic system in place which promotes continuity of care and case management.

Standard XIV: QAP Documentation

A. Scope - The MCO shall document that it is monitoring the quality of care across all services and all treatment modalities, according to its written QAP.

B. Maintenance and availability of documentation - The IVICO must maintain and make available to the State, and upon request to the Secretary of HHS, studies, reports, appropriate, concerning the activities and corrective actions.

Standard XV: Coordination of QA Activity with other Management Activity

The findings, conclusions, recommendations, actions taken, and results of actions taken as a result of QA activity are documented and reported to appropriate individuals within the MCO and through established QA channels.

A. QA information is used in recredentialing, recontracting, and/or annual performance evaluations.

B. QA activities are coordinated with other performance monitoring activities, including utilization management, risk management, and resolution and monitoring of member complaints and grievances.

C. There is a linkage between QA and other management functions of the MCO, such as: network changes, benefit redesign, medical management systems, practice feedback to providers, patient education and member services.

                                   APPENDIX H

                      UNAUDITED QUARTERLY FINANCIAL REPORTS

                                                                        CURRENT YEAR    PREVIOUS YEAR
                                                                        ------------    -------------
CURRENT ASSETS:

1. Cash and Cash Equivalents
2. Short-term investments
3. Premiums Receivable
4. Investment Income Receivables
5. Health Care Receivables
6. Amounts Due from Affiliates
7. Aggregate Write-ins for Current Assets
8. TOTAL CURRENT ASSETS (items 1 to 7)

OTHER ASSETS:

9. Restricted Cash and Other Assets
10. Long-term investments
11. Amounts Due from Affiliates
12. Aggregate Write-ins for Other Assets
13. TOTAL OTHER ASSETS (items 9 to 12)

PROPERTY AND EQUIPMENT:

14. Land, Building and Improvements
15. Furniture and Equipment
16. Leasehold Improvements
17. Aggregate Write-ins for Other Equipment
18. TOTAL PROPERTY (items 7 to 14)
19. TOTAL ASSETS (items 8, 13 and 18)

DETAILS OF WRITE-INS AGGREGATED AT ITEM 7 FOR CURRENT ASSETS
701
702
703
704
705
798 Summary of remaining write-ins for item 7 from overflow page
799 TOTALS (items) 701 thru 705 plus 798) Page 2, item 7

DETAILS OF WRITE-INS AGGREGATED AT ITEM 12 FOR OTHER ASSETS

1201
1202
1203
1204
1205
1298 Summary of remaining write-ins for Item 12 from overflow page
1299 TOTALS (items 1201 thru 1205 plus 1298) (Page 2, Item 12)

DETAILS OF WRITE-INS AGGREGATED AT ITEM 17 FOR OTHER EQUIPMENT

1701
1702
1703
1704
1705
1798 Summary of remaining write-ins for item 17 from overflow page
1799 TOTALS (items 1701 thru 1705 plus 1798) (Page 2, Item 17)

MEMBER MONTHS                                                           CURRENT YEAR    PREVIOUS YEAR
-------------                                                           ------------    -------------
REVENUES:

1. Premium
2. Fee-For-Service
3. Title XVIII-Medicare
4. Title XIX O Medicaid
5. Investment
6. Aggregate Write-ins for Other Revenues
7. TOTAL REVENUES (items 1 to 6)

EXPENSES:

8. Medical and Hospital
9. Other Professional Services
10. Outside Referrals
11. Emergency Room & Out of Area
12. Occupancy, Depreciation & Amortization
13. [ILLEGIBLE]
14. Incentive Pool and Withhold Adjustments
15. Aggregate Write-Ins for Other Medical & Hospital Expenses
16. Subtotal (items 8 to 15)
17. Reinsurance Expenses Net of Recoveries

LESS:

18. Copayments
19. COB and [ILLEGIBLE]
20. Subtotal (items 18 and 19)
21. TOTAL MEDICAL AND HOSPITAL (items 16 and 17 less 20)

Administration

22. Compensation
23. Interest Expense
24. Occupancy, Depreciation and Amortization
25. Marketing
26. Aggregate Write-ins for Other Administration Expenses
27. TOTAL ADMINISTRATION (items 22 to 26)
28. TOTAL EXPENSES (items 21 and 27)
29. Income (LOSS) (item 21 and 27
30. Cumulative Effect of [ILLEGIBLE], Change
31. Provision for Federal Income Taxes
32. NET INCOME (item 29, less items 30 and 31)

DETAILS OF WRITE-INS AGGREGATED AT ITEM 6 FOR OTHER REVENUES

601 Other Income
602
603
604
605
698
699 Summary of remaining write-ins for item 6 from overflow page
699 TOTALS (items 601 through 605 plus 698) (page 4, item 6)

           QUARTERLY CLAIMS AGING [ILLEGIBLE] AS OF_________(DOLLARS)

                                        0-30     31-45   [ILLEGIBLE]  61-90   91-120   GREATER THAN
[ILLEGIBLE] IN-PROCESS (1)              DAYS     DAYS    DAYS         DAYS     DAYS       120 DAYS    [ILLEGIBLE]
------------------------------------    -----    -----   -----        -----  --------   ------------  -----------
Institutional (UB92)                    1,050      750                                                   1,800

Non - Institutional (HCFA 1500)         1,000    2,000                                                   3,000
                                        -----    -----   -----        -----  --------   ------------  -----------
SUBTOTAL - CLAIMS IN PROCESS            2,050    2,750     -            -       -            -           4,800
                                        =====    =====   =====        =====  ========   ============  ===========

                                        0-30     31-45   46-60        61-90   91-120    GREATER THAN     TOTAL
UNPAID ADJUDICATED CLAIMS (2)           DAYS     DAYS    DAYS         DAYS     DAYS       120 DAYS    OUTSTANDING
------------------------------------    -----    -----   -----        -----  --------   ------------  -----------
Institutional (UB92)                      500      250                                                     750

Non - Institutional (HCFA 1500)         1,000    2,000                                                   3,000
                                        -----    -----   -----        -----  --------   ------------  -----------
SUBTOTAL - UNPAID ADJUDICATED CLAIMS    1,500    2,250     -            -       -            -           3,750
                                        =====    =====   =====        =====  ========   ============  ===========

            TICK MARK LEGEND

  (1) Claims in-process represents those claims which have been received by the MCO, recorded in the system but have not been adjudicated. Since these claims have not been adjudicated, and the final pay amount is unknown, these amounts should be recorded at the billed amount.

  (2) Claims which have been adjudicated and have a known pay amount, however, a check has not been issued for these claims.

NOTE: The titles above have been identified as Medicaid, the MCO can elect to report HUSKY A & B separately or together as long In addition, all source documentation used to complete this schedule should be available for review at the DEPARTMENT's request.

                                  [ILLEGIBLE]

                                                 0-30  [ILLEGIBLE] 46-60  61-90  91 - 120  GREATER THAN 120 DAYS  TOTAL [ILLEGIBLE]
                                                 ----  -----       -----  -----  --------  ---------------------  -----------------
Paper Claims
Husky Institution - UB92
Husky Non-Institution - HCFA 1500

                          SUBTOTAL PAPER CLAIMS

Electronic Claims
Husky Institution - UB92
Husky Non-Institution - HCFA 1500

                          SUBTOTAL ELECTRONIC
                                                  ----  -----       -----  -----  ------  ---------------------  -----------------
                          TOTAL CLAIMS PAID
                                                  ====  =====       =====  =====  ======  =====================  =================

            Please file a claims incurred to paid triangle which would show the entire population of claims paid by HUSKY A & B lines of business.

            In addition, for those claims processed in excess of 45 days, include a list of the claims, date of service, date received, date paid, the amount paid on the claim, the age of the claim when paid and the amount of Interest paid.

      NOTE: The titles above have been identified as Medicaid, the MCO can elect to report HUSKY A & B separately or together.

Revised 7/6/01

                                                                             CURRENT YEAR           PREVIOUS YEAR
                                                                             ------------           -------------
CURRENT ASSETS:

1. Cash and Cash Equivalents
2. Short-term Investments
3. Premiums Receivable
4. Investment Income Receivables
5. Health Care Receivables
6. Amounts Due from Affiliates
7. Aggregate Write-Ins for Current Assets
8. TOTAL CURRENT ASSETS (items 1 to 7)

OTHER ASSETS:

9. Restricted Cash and Other Assets
10. Long-term Investments
11. Amounts Due from Affiliates
12. Aggregate Write-Ins for Other Assets
13. TOTAL OTHER ASSETS (items 9 to 12)

PROPERTY AND EQUIPMENT:

14. Land, Building and Improvements
15. Furniture and Equipment
16. Leasehold Improvements
17. Aggregate Write-ins for Other Equipment
18. TOTAL PROPERTY (items 7 to 14)
19. TOTAL ASSETS (items 8, 13 and 18)

DETAILS OF WRITE-INS AGGREGATED AT ITEM 7 FOR CURRENT ASSETS

701
702
703
704
705
798 Summary of remaining write-ins for item 7 from overflow page
799 TOTALS (items 701 thru 705 plus 798) Page 2, item 7

DETAILS OF WRITE-INS AGGREGATED AT ITEM 12 FOR OTHER ASSETS

1201
1202
1203
1204
1205
1298 Summary of remaining write-ins for item 12 from overflow page
1299 TOTALS (items 1201 thru 1205 plus 1298) (Page 2, item 12)

DETAILS OF WRITE-INS AGGREGATED AT ITEM 17 FOR OTHER EQUIPMENT

1701
1702
1703
1704
1705
1798 Summary of remaining write-ins for item 17 from overflow page
1799 TOTALS (items 1701 thru 1705 Plus 1798) (Page 2, item 17)

                                                                             CURRENT YEAR           PREVIOUS YEAR
                                                                             ------------           -------------
CURRENT LIABILITIES:

1. Accounts Payable (Schedule G)
2. Claims Payable (Reported and Unreported) (Schedule H)
3. Accrued Medical Incentive Pool (Schedule H)
4. Unearned Premiums
6. Amounts Due to Affiliates (Schedule J)
7. Aggregate Write-Ins for Current Liabilities
8. TOTAL CURRENT LIABILITIES (items 1 to 7)

OTHER LIABILITIES:

9. Loans and Notes Payable (Schedule I)
10. Amounts Due to Affiliates (Schedule J)
11. Aggregate Write-Ins for Other Liabilities
12. TOTAL OTHER LIABILITIES (items 9 to 11)
13. TOTAL LIABILITIES (items 8 and 12)

NET WORTH:

14. Common Stock
15. Preferred Stock
16. Paid in Surplus
17. Contributed Capital
18. Surplus Notes (Schedule K)
19. Contingency Reserves
20. Retained Earnings/Fund Balance
21. Aggregate Write-Ins for Other Net Worth Items
22. TOTAL NET WORTH (items 14 to 21)
23. TOTAL LIABILITIES AND NET WORTH (items 13 and 22)

DETAILS OF WRITE-INS AGGREGATED AT ITEM 7 FOR CURRENT LIABILITIES

701 Payroll & Related Liabilities
702 Accrued Audit & Actuarial Fees
703
704
705
798 Summary of remaining Write-ins for item 7 from overflow page
799 TOTALS (items 0701 thru 0705 plus 0798 Page 3, item 7)

DETAILS OF WRITE-INS AGGREGATED AT ITEM 11 FOR OTHER LIABILITIES

1101
1102
1103
1104
1105
1198 Summary of remaining write-ins for item 11 from overflow page
1199 TOTALS (items 1101 thru 1105 plus 1198 Page 3, item 11)

DETAILS OF WRITE-INS AGGREGATED AT ITEM 21 FOR OTHER NET WORTH ITEMS

2101
2102
2103
2104
2105
2198 Summary of remaining write-ins for item 21 from overflow page 5
2199 TOTALS items 2101 thru 2105 plus 2198 Page 3, item 21

MEMBER MONTHS                                                               CURRENT YEAR           PREVIOUS YEAR
-------------                                                               ------------           -------------
REVENUES:

1. Premium
2. Fee-For-Service
3. Title XVIII - Medicare
4. Title XIX 0 Medicaid
5. Investment
6. Aggregate Write-Ins for Other Revenues
7. TOTAL REVENUES (items 1 to 6)

EXPENSES:

8. Medical and Hospital
9. Other Professional Services
10. Outside Referrals
11. Emergency Room & Out of Area
12. Occupancy, Depreciation & Amortization
13. [ILLEGIBLE]
14. Incentive Pool and Withhold Adjustments
15. Aggregate Write-Ins for Other Medical & Hospital Expenses
16. Subtotal (items 8 to 15)
17. Reinsurance Expenses Net of Recoveries

LESS:

18. Copayments
19. COB and Subrogation
20. Subtotal (items 18 and 19)
21. TOTAL MEDICAL AND HOSPITAL (items 16 and 17 less 20)

Administration

22. Compensation
23. Interest Expense
24. Occupancy, Depreciation and Amortization
25. Marketing
26. Aggregate Write-Ins for Other Administration Expenses
27. TOTAL ADMINISTRATION (Items 22 to 26)
28. TOTAL EXPENSES (items 21 and 27)
29. Income (LOSS) (item 21 and 27)
30. Cumulative Effect of [ILLEGIBLE] Change
31. Provision for Federal Income Taxes
32. NET INCOME (item 29, less items 30 and 31)

DETAILS OF WRITE-INS AGGREGATED AT ITEM 6 FOR OTHER REVENUES

601 Other Income
602
603
604
605
698
699 Summary of remaining write-ins for item 6 from overflow page
699 TOTALS (items 601 through 605 plus 698) (page 4, item 6)

MEMBER MONTHS                                                                       CURRENT YEAR           PREVIOUS YEAR
-------------                                                                       ------------           -------------
DETAILS OF WRITE-INS AGGREGATED AT ITEM 6 FOR OTHER REVENUES

1501 Drugs
1502 Outpatient
1503
1504
1505
1598 Summary if remaining write-ins for item 15 from overflow page

DETAILS OF WRITE-INS AGGREGATED AT ITEM 26 FOR OTHER ADMINISTRATION EXPENSES

2601 MGMT Fee income - SW WA
2602 MGMT Fee Expense GOHS
2603 Other Admin. Expense
2604 MGMT Fee Expense Corp.
2605 Accrued Audit & Actuarial Expense
2698 Summary of remaining write-ins for item 26 from overflow page
2699 TOTALS (items 2601 thru 2505 plus 2698) (Page 4, item 26)

           QUARTERLY CLAIMS AGING [ILLEGIBLE] AS OF_________(DOLLARS)

                                        0-30     31-45   [ILLEGIBLE]   61-90  91 - 120   GREATER THAN  [ILLEGIBLE]
CLAIMS IN-PROCESS (1)                   DAYS     DAYS    DAYS          DAYS     DAYS       120 DAYS    OUTSTANDING
------------------------------------    -----    -----   -----         -----  --------   ------------  -----------
Institutional (UB92)                    1,050      750                                                     1,800

Non - Institutional (HCFA 1500)         1,000    2,000                                                     3,000
                                        -----    -----   -----         -----  --------   ------------  -----------
SUBTOTAL - CLAIMS IN PROCESS            2,050    2,750     -             -       -            -            4,800
                                        =====    =====   =====         =====  ========   ============  ===========

                                        0-30     31-45   46-60         61-90  91 - 120   GREATER THAN     TOTAL
UNPAID ADJUDICATED CLAIMS (2)           DAYS     DAYS    DAYS          DAYS     DAYS       120 DAYS    OUTSTANDING
------------------------------------    -----    -----   -----         -----  --------   ------------  -----------
Institutional (UB92)                      500      250                                                       750

Non - Institutional (HCFA 1500)         1,000    2,000                                                     3,000
                                        -----    -----   -----         -----  --------   ------------  -----------
SUBTOTAL - UNPAID ADJUDICATED CLAIMS    1,500    2,250     -             -       -            -            3,750
                                        =====    =====   =====         =====  ========   ============  ===========

            TICK MARK LEGEND

  (1) Claims in-process represents those claims which have been received by the MCO, recorded in the system but have not been adjudicated. Since these claims have not been adjudicated, and the final pay amount is unknown, these amounts should be recorded at the billed amount.

  (2) Claims which have been adjudicated and have a known pay amount, however, a check has not been issued for these claims.

NOTE: The titles above have been identified as Medicaid, the MCO can elect to report HUSKY A & B separately or together as long In addition, all source documentation used to complete this schedule should be available for review at the DEPARTMENT's request.

    QUARTERLY CLAIMS AGING INVENTORY REPORT AS OF__________(NUMBER OF CLAIMS)

                                                      0-30     31-45   46-60   61-90  91 - 120   GREATER THAN     TOTAL
INSTITUTIONAL CLAIMS (UB92)                           DAYS     DAYS    DAYS    DAYS     DAYS       120 DAYS    OUTSTANDING
---------------------------------------------------   -----    -----   -----   -----  --------   ------------  -----------
Estimated Claims received but not in the system (1)      55                                                         55
Claims in-process (2)                                   350                                                        350
Unpaid Adjudicated Claims (3)                           125      125                                               250
                                                      -----    -----   -----   -----  --------   ------------  -----------
                                           SUBTOTAL     530      125     -       -       -            -            655
                                                      =====    =====   =====   =====  ========   ============  ===========

                                                      0-30     31-45   46-60   61-90  91 - 120   GREATER THAN     TOTAL
NON - INSTITUTIONAL CLAIMS (HCFA 1500)                DAYS     DAYS    DAYS    DAYS     DAYS       120 DAYS    OUTSTANDING
---------------------------------------------------   -----    -----   -----   -----  --------   ------------  -----------
Estimated Claims received but not in the system (1)      20       20                                                40
Claims in-process (2)                                    15       15                                                30
Unpaid Adjudicated Claims (3)                             5        5                                                10
                                                      -----    -----   -----   -----  --------   ------------  -----------
                                           SUBTOTAL      40       40     -       -       -            -             80
                                                      =====    =====   =====   =====  ========   ============  ===========

                                                      0-30     31-45   46-60   61-90  91 - 120   GREATER THAN     TOTAL
TOTAL CLAIMS                                          DAYS     DAYS    DAYS    DAYS     DAYS       120 DAYS    OUTSTANDING
---------------------------------------------------   -----    -----   -----   -----  --------   ------------  -----------
Estimated Claims received but not in the system (1)      75       20     -       -       -            -             95
Claims in-process (2)                                   365       15     -       -       -            -            380
Unpaid Adjudicated Claims (3)                           130      130     -       -       -            -            260
                                                      -----    -----   -----   -----  --------   ------------  -----------
                                       TOTAL CLAIMS     570      165     -       -       -            -            735
                                                      =====    =====   =====   =====  ========   ============  ===========

            TICK MARK LEGEND

  (1) This category would include any claim that has been received and not input in the system (I.e. claims in the mailroom).

  (2) Claims in process represents those claims which have been received by the MCO, recorded in the system but have not been adjudicated. Since these claims have not been adjudicated, and the final pay amount is unknown, these amounts should be recorded at the billed amount.

  (3) Claims which have been adjudicated and have a known pay amount, however, a check has not been issued for these claims.

NOTE: The titles above have been identified as Medicaid, the MCO can elect to report HUSKY A & B separately or together.

                                  [ILLEGIBLE]

                                                      0-30  31-45  46-60  61-90  91 - 120  GREATER THAN 120 DAYS  TOTAL [ILLEGIBLE]
                                                      ----  -----  -----  -----  --------  ---------------------  -----------------
Paper Claims
Husky Institution - UB92
Husky Non-Institution - HCFA 1500

                                SUBTOTAL PAPER CLAIMS

Electronic Claims
Husky Institution - UB92
Husky Non-Institution - HCFA 1500

                                  SUBTOTAL ELECTRONIC
                                                       ----  -----  -----  -----  ------  ---------------------  -----------------
                                    TOTAL CLAIMS PAID
                                                       ====  =====  =====  =====  ======  =====================  =================

            PLEASE FILE A CLAIMS INCURRED TO PAID TRIANGLE WHICH WOULD SHOW THE ENTIRE POPULATION OF CLAIMS PAID BY HUSKY A & B LINES OF BUSINESS.

            IN ADDITION, FOR THOSE CLAIMS PROCESSED IN EXCESS OF 45 DAYS, INCLUDE A LIST OF THE CLAIMS, DATE OF SERVICE, DATE RECEIVED, DATE PAID, THE AMOUNT PAID ON THE CLAIM, THE AGE OF THE CLAIM WHEN PAID AND THE AMOUNT OF INTEREST PAID.

      NOTE: THE TITLES ABOVE HAVE BEEN IDENTIFIED AS MEDICAID, THE MCO CAN ELECT
            TO REPORT HUSKY A & B SEPARATELY OR TOGETHER.

REVISED 7/6/01

                                                      0-30  31-45  46-60  61-90  91 - 120  GREATER THAN 120 DAYS  TOTAL [ILLEGIBLE]
                                                      ----  -----  -----  -----  --------  ---------------------  -----------------
Paper Claims
Husky Institution - UB92
Husky Non-Institution - HCFA 1500

                                SUBTOTAL PAPER CLAIMS

Electronic Claims
Husky Institution - UB92
Husky Non-Institution - HCFA 1500

                                  SUBTOTAL ELECTRONIC
                                                       ----  -----  -----  -----  ------  ---------------------  -----------------
                                    TOTAL CLAIMS PAID
                                                       ====  =====  =====  =====  ======  =====================  =================

            PLEASE FILE A CLAIMS INCURRED TO PAID TRIANGLE WHICH WOULD SHOW THE ENTIRE POPULATION OF CLAIMS PAID BY HUSKY A & B LINES OF BUSINESS.

            IN ADDITION, FOR THOSE CLAIMS PROCESSED IN EXCESS OF 45 DAYS, INCLUDE A LIST OF THE CLAIMS, DATE OF SERVICE, DATE RECEIVED, DATE PAID, THE AMOUNT PAID ON THE CLAIM, THE AGE OF THE CLAIM WHEN PAID AND THE AMOUNT OF INTEREST PAID.

      NOTE: THE TITLES ABOVE HAVE BEEN IDENTIFIED AS MEDICAID, THE MCO CAN ELECT
            TO REPORT HUSKY A & B SEPARATELY OR TOGETHER.

REVISED 7/6/01

                                   APPENDIX I

                           CAPITATION PAYMENT AMOUNTS

                         SUMMARY DESCRIPTION OF BENEFITS

A.          COVERED SERVICES INCLUDED IN THE CAPITATION PAYMENT

1. Hospital Inpatient Care (acute care hospitals) - Medically necessary and medically appropriate hospital inpatient acute care, procedures, and services, as authorized by the responsible physician(s) or dentist, and covered under Department of Social Services (DSS) policies and regulations.

      a. Administratively Necessary Days (ANDs) are covered when a nursing home placement delay is due to unavailability of beds. However, a patient is required to accept the first available, medically appropriate bed.

      b. Organ transplants are covered if they are of demonstrated therapeutic value, medically necessary and medically appropriate, and likely to result in the prolongation and the improvement in the quality of life of the applicant. The DSS Transplant Advisory Committee has developed, and continues to develop, medical criteria relating to particular organ transplant procedures. These criteria are available for use by health plans. The criteria are guidelines. However, a final decision to deny a transplant request is not to be rendered without considering the medical opinion of a qualified organ transplantation expert(s) in the community.

      c. Mental health and substance abuse services in a general hospital psychiatric unit are covered-regardless of the age of the individual.

2.    Psychiatric (mental health/substance abuse) Facility Inpatient Care

      a. Medically necessary psychiatric hospital care, procedures, and services as covered under DSS policy and regulation.

      b. Some psychiatric hospitals may qualify as an Institution for Mental Diseases (IMD). An IMD is defined as a facility of more than sixteen
            (16) beds that is primarily engaged in providing diagnosis, treatment, or care of persons with mental diseases. Medically IMD necessary care is only covered for individuals under age 21 and 65 years of age or older. IMD services for individuals aged 21 through 64 are noncovered services (see Section C.1 of this summary overview).

3.    Freestanding Alcohol Treatment Center Inpatient Care

      a. Services must be provided by a program holding a current and active license to operate a Private Freestanding Facility for the Care and Treatment of Substance Abusive or Dependent Persons.

      b. Services under the Medicaid program shall be for alcohol detoxification and shall be limited to: a) the acute and evaluation phase of the treatment program and b) a ten (10) day period for each occurrence. Acute treatment and evaluation provides medical management of detoxification and assessment of the individual's total situation in an inpatient milieu for

      a. Prescription or administration of any medicine or drug or the performance of any surgery;

      b.    X-rays furnished by a chiropractor.

      c. Manipulation of other parts of the body (e.g., shoulder, arm, knee, etc.) even when for subluxation of the spine; and

      d.    Lab work ordered by a chiropractor.

14. Naturopathic Services - Services provided by a licensed naturopath which conform to accepted methods of diagnosis and treatment and which are within the scope of naturopathic practice.

15. Podiatrist Services - Services provided by a licensed podiatrist which conform to accepted methods of diagnosis and treatment and which are within the scope of podiatric practice.

      a.    Limitations of Coverage

            i. Orthotic and/or corrective arch supports for recipients under five years of age; and

            ii.   Orthotic and/or corrective arch supports only once every two
                  (2) years.

      b.    Noncovered Services

            i.    Services of assistants at surgery;

            ii. Simplified tests requiring minimal time or equipment and employing materials nominal in cost such as Clinitest, testape, Hematest, Bumintest, Dextrostix, nonphotolitric hemogloblin, etc.;

            iii.  Simple foot hygiene; and

            iv. Repairs to devices judged to be necessitated by willful or malicious abuse on the part of the patient.

16. Laboratory Services - Laboratory services: a) ordered by a duly licensed physician or other licensed practitioner of the healing arts; and b) performed in a laboratory which is certified according to the applicable provisions of the Clinical Laboratory Improvement Amendments of 1988
      (CLIA) and meets all applicable licensing, accreditation and certification requirements for the specific services and procedures it provides.

17. Outpatient Medical Rehabilitation Services - Medically necessary and medically appropriate outpatient rehabilitation services provided by a licensed or certified practitioner. Such services include: physical therapy, occupational therapy, speech therapy, audiology, inhalation therapy, social services, psychological services, traumatic brain injury (T.B.I.) day treatment, neuropsychological evaluation, electonystagmography, and early childhood intervention services.

      a.    Limitations include:

            vi.   A spare pair of eyeglasses is not covered.

19. Dental Care - Services performed by a licensed dentist or dental hygienist which conform to accepted methods of diagnosis and treatment.

The categories of covered services are as follows:

      a.    Diagnostic Services

            i.    Home visits;

            ii. Radiographs: a) intraoral, complete series; b) bitewing films; and c) periapical films; and

            iii. Oral examinations: a) initial oral exam; b) periodic oral exam; and c) emergency oral exam.

      b.    Preventive Services

            i.    Prophylaxis;

            ii.   Fluoride treatment for children under 21;

            iii.  Space maintainers;

            iv.   Night guards; and

            v. Pit and fissure sealants for children ages 5 through 16. Prior authorization is required for children under 5 and persons over 16.

      c. Restorative Services - limited to the restoration of carious permanent, and primary teeth.

                  i.    Fillings; and

                  ii.   Crowns.

      d.    Endodontics

                  i.    Root canal therapy and/or apicoectomy; and

                  ii.   Apexification.

      e.    Prosthodontics - removable, complete, and partial prostheses;

      f.    Dental Surgery;

      9.    Edodontia (extractions);

      h. Orthodontics under the Early Periodic Screening, Diagnosis and Treatment (EPSDT) program;

      i.    Alveolectomy (alveoplasty);

      j. Patient Management - in connection with dental services to individuals with cognitive disabilities;

      k.    General Surgical Anesthesia;

      l.    Prosthodontics with use on a regular basis;

      m.    Removable, complete and partial denture prostheses only; and

      n.    Replacement of existing denture's only once in any five (5) years.

23. Respiratory Therapy - services include: intermittent positive pressure breathing, ultrasonography, aerosol, sputum induction, percussion and postural drainage, arterial puncture, and withdrawal of blood for diagnosis.

24. Dialysis - hemodialysis and peritoneal dialysis services are covered, including the treatment of end stage renal disease.

25. School-Based Clinics - services provided at a facility: a) located on the grounds of a public school; b) serving enrolled recipients on a scheduled basis or for an emergency situation; and c) licensed as an outpatient medical facility to provide comprehensive care.

      a. Covered services include: health assessments; family planning services; diagnosis and/or treatment of illness or injuries; laboratory testing (performed by the School-Based Health Clinic); follow-up visits; EPSDT services; one-on- one health education, medical social work services, and nutritional counseling; and mental health and substance abuse services including diagnostic assessments, individual, group, and family therapy or counseling.

      b. Noncovered services include: mandated school health screenings, simple intervention of a health problem such as nonmedical personnel could render, visits where the presenting health problem does not require a health or mental health assessment/evaluation, visits for the sole purpose of administering or monitoring medications, services which are not part of the written individual plan of care, and visits for mental health or substance abuse determined by the clinic to be beyond the scope of the clinic.

26. Family Planning and Abortion - medically approved diagnostic procedures, treatment, counseling, drugs, supplies, or devices which are prescribed or furnished by a provider to individuals of child bearing age for the purpose of enabling such individuals to freely determine the number and spacing of their children.

      Noncovered services include: a) sterilizations for patients who are under age twenty-one (21), mentally incompetent, or institutionalized; and b) hysterectomies performed solely for the purpose of rendering an individual permanently incapable of reproducing.

27. Ambulatory Surgery - Services include preoperative examinations, operating and recovery room services, and all required drugs and medicine.

28. Early and Periodic Screening, Diagnostic and Treatment (EPSDT) Services (HealthTrack Services)- Comprehensive child health care services to recipients under twenty-one (21) years of age, including all medically necessary prevention, screening, diagnosis, and treatment services listed in Section 1905(r) of the Social Security Act.

      EPSDT Covered Services are described below:

      a. Initial and Periodic Comprehensive Health Screenings - includes the following services provided at the intervals recommended in the Periodicity Schedule consistent with the standards of the American Academy of Pediatrics and Center for Disease Control:

            i. a comprehensive health and developmental history, including assessment of both physical and mental health development and nutritional assessments;

            ii.   a comprehensive unclothed physical examination;

                        D) monitoring the quality and quantity of needed services that are being provided, and evaluating outcomes and assessing future needs which might support changes in the plan of services, including completing a quarterly progress note;

                        E) providing health education, as needed, and in coordinating with a direct service provider, interpreting and reinforcing the service provider's recommendations for the health of the child; and

                        F) providing client advocacy to ensure the smooth flow of information between the child, the child's representative, providers, and agencies, to minimize conflict between service providers, and to mobilize resources to obtain needed services.

      e.    Interperiodic Encounters

            i. An encounter or visit to determine if there is a problem, or to treat a problem that was not evident at the time of the regularly scheduled periodic comprehensive screening but needs to be addressed before the next periodic comprehensive screening;

            ii. Any screening, in addition to the screenings recommended in the Periodicity Schedule, to determine the existence of suspected physical, mental, or developmental conditions;

            iii. An encounter or follow-up visit in the case of a child whose physical, mental, or developmental illness or condition has already been diagnosed prior to the child being Medicaid eligible (e.g., a pre-existing condition), but needs to be addressed before the next scheduled screening interval recommended in the Periodicity Schedule, if there are indications that the illness or condition may have become more severe or changed sufficiently so that further examination is medically necessary; and

            iv. An encounter necessary to provide immunizations, vision, and/or hearing screenings (e.g., which had been deemed medically contraindicated at the time of the periodic comprehensive health screening).

      f. Personal Care Services - services for a child who has a diagnosed disability and is judged to be able to benefit from one (1) or more personal care service activities as the result of a periodic comprehensive health screen or interperiodic encounter performed by a primary care provider.

            i. Covered personal care services include all tasks to assist a child with major life activities of self-care and instrumental activities as identified in the personal care services plan of care:

                  A) covered major life activities include, but are not limited to, dressing, bathing, eating, and personal health care maintenance; and

                  B) covered instrumental activities include, but are not limited to, cooking, cleaning, travel, and shopping.

            ii.   The following services are not covered:

                  A)    Individual psychotherapy;

                  B)    Group psychotherapy;

                  C)    Family therapy;

                  D) Specialized treatment, such as methadone maintenance and outpatient detoxification; and

                  E)    Partial hospitalization.

            iii. Physical/neurological exams in connection with evaluation of mental illness;

            iv.   Parent interview/group - Children's Mental Health Services;

            v. Psychological testing performed by licensed psychologists only; and

            vi. Neuropsychological evaluation performed by a qualified neuropsychologist.

      b. Noncovered services: Hypnosis or electroshock therapy, unless personally performed by a licensed practicing physician (M.D.).

32.   Medical Transportation Services

      a. Emergency and Nonemergency Ambulance Service is covered when: Q the patient's condition requires medical attention during transit; or
            ii) the patient's diagnosis indicates that the patient's condition might deteriorate in transit to the point where medical attention would be needed; or iii) the patient's condition requires hand and/or feet restraints; or iv) the ambulance is responding to an emergency; or v) no alternative less expensive means of transportation is available. Ambulance trips to an emergency room, regardless of the outcome, nor ambulance trips in response to a 911 call, cannot be subject to prior authorization.

      b. Air Transportation - when a medical condition or time constraint dictates its use.

      c. Critical Care Helicopter - when a medical condition or time constraint dictates its use.

      d. Other Nonambulance Transportation [Livery, Invalid Coach, Commercial Carrier, Taxi, Private Transportation, Service bus ('Dial-a-Ride" type service), etc.] - when needed to obtain necessary medical services covered by Medicaid, and when it is not available from volunteer organizations, other agencies, personal resources, etc. To administer this benefit, DSS currently employs the following limitations on services:

            i.    requirement of prior authorization;

            ii. requirement of the use of the nearest appropriate provider of medical services when a determination has been made that traveling further distances provides no medical benefit to the patient; and

            iii. requirement of the use of the least expensive appropriate method of transportation, depending on the availability of the service and the physical and medical circumstances of the patient.

ii. Over-The-Counter (OTC) Drugs on the State of Connecticut's OTC Formulary, including liquid generic antacids, birth control products, calcium preparations, diabetic-related products, electrolyte replacement products, heratinics, nutritional supplements and vitamins (prenatal, pediatric, high potency).

iii.        b. Noncovered Services

i. Drugs included in the Food and Drug Administration's Drug Efficacy Study Implementation Program;

ii.         Alcoholic liquors;

iii.        Items used for personal care and hygiene or cosmetic purposes;

iv.         Drugs solely used to promote fertility;

x. Drugs not directly related to the patient's diagnosis, when diagnosis is required by the DEPARTMENT to be written on the prescription;

xi. Any vaccines and/or biologicals which can be obtained free of charge from the CT. State Department of Health Services. The DEPARTMENT will notify pharmacists of such vaccines or biologicals;

xii. Any drugs used in the treatment of obesity unless caused by a medical condition;

xiii. Controlled substances dispensed to HUSKY members which are in excess of the product manufacturer's recommendation for safe and effective use for which there is no documentation of medical justification in the pharmacy's file; and,

xiv.        drugs used to promote smoking cessation.

35. Emergency Services - such inpatient and outpatient services in and out of the health plan's service area are covered services.

36. Dental Hygienist Services - Services which are provided by a licensed dental hygienist and which are within his or her scope of practice as defined by State Law.

B.    COVERED SERVICES NOT INCLUDED IN THE CAPITATION PAYMENT

1. School-Based Child Health Services - Medically necessary special education related diagnostic and treatment services provided to children by or on behalf of school districts pursuant to the Individuals with Disabilities Education Act (IDEA) and Connecticut General Statutes (CGS). Diagnostic services must be ordered by a Planning and Placement Team and treatment services must be prescribed in a child's Individualized Education Program
      (IEP)-and verified by a physician's signature.

2. Connecticut Birth to Three Program Services - The Connecticut Birth to Three Program, pursuant to the Individuals with Disabilities Education Act
      (IDEA) and Connecticut General Statutes (CGS), provides a range of early intervention services for eligible children from birth to three years of age with

7. Services related to transsexual surgery or for a procedure which is performed as part of the process of preparing an individual for transsexual surgery, such as hormone therapy and electrolysis.

8.    Services for a condition that is not medical in nature.

9. Routine physical examinations requested by third parties, such as employers or insurance companies.

10. Drugs that the Food and Drug Administration (FDA) has proposed to withdraw from the market in a notice of opportunity for hearing.

11.   Tattooing or tattoo removal.

12.   Punch graft hair transplants.

13.   Tuboplasty and sterilization reversal.

14.   Implantation of nuclear-powered pacemaker.

15.   Nuclear powered pacemakers.

16.   Inpatient charges related to autopsy.

17. All services or procedures of a plastic or cosmetic nature performed for reconstructive purposes, including but not limited to lipectomy, hair transplant, rhinoplasty, dermabrasion, and chernabrasion.

18.   Drugs solely used to promote fertility.

19.   Drugs used to promote smoking cessation.

20. Services which are not within the scope of a practitioner's practice under state law.

                           [HEALTHEASE - FLORIDA MAP]

                                   APPENDIX J

                             RECATEGORIZATION CHART

                                  HUSKY A & B
                                  -----------
                 Inpatient/Eligibility Recategorization Changes
                 ----------------------------------------------

Description                                        Admitting MCO         New/Continued MCO      Responsible Entity     Reinsurance
-----------                                        -------------         -----------------      ------------------     -----------
HUSKY A, different MCO                                  A1                       A2                     A1                 Yes

HUSKY A to FFS                                          A1                      FFS                    FFS                 N.A.

HUSKY A to HUSKY B, same MCO                            A1                       B1                     A1                  No

HUSKY A to HUSKY B, different MCO                       A1                       B2                     A1                  No

HUSKY B, different MCO                                  B1                       B2                     B1                 N.A.

HUSKY A to disenrolled due to loss of
eligibility (Out of Program)                            A1                  (infinity)                  A1                  No

HUSKY B to disenrolled due to loss of
eligibility (Out of Program)                            B1                  (infinity)                  B1                 N.A.

HUSKY B to A (same MCO, different coverage)             B1                       A1                     A1                 Yes

HUSKY B to A (different MCO, different coverage)        B1                       A2                     A2                 Yes

A1 = HUSKY A, MCO #1
A2 = HUSKY A, MCO #2
B1 = HUSKY B, MCO #1
B2 = HUSKY B, MCO #2
(infinity) = Disenrolled due to loss of elig.

                                   APPENDIX K

                               ABORTION REPORTING

                      HUSKY B NON-HYDE AMENDMENT ABORTIONS

NAME OF MCO    _________________________________

QUARTER ENDED  _________________________________

THIS REPORT SHALL INCLUDE ALL ABORTIONS WHICH DO NOT MEET THE HYDE AMENDMENT CRITERIA, WHICH ARE PAID BY THE MCO DURING THE QUARTER (E.G. JULY 1 - SEPTEMBER
30). THESE REPORTS SHALL BE SUBMITTED BY THE 15TH OF THE MONTH FOLLOWING THE END OF THE QUARTER (E.G. OCTOBER 15). THE REPORTS SHALL BE SUBMITTED IN HARD COPY, AS WELL AS ELECTRONICALLY TO LEE VOGHEL, DIVISION OF FISCAL ANALYSIS.

                              MEDICAID                     PROVIDER
DATE OF SERVICE   CPT CODE  RECIPIENT ID#  PROVIDER ID#     NAME      DATE PAID   AMOUNT PAID
---------------   --------  ------------   ------------     ----      ---------   -----------
                                                                                    -----
                                              TOTAL
                                                                                    =====

I hereby certify that to the best of my knowledge the information contained herein is true and accurate

Signature

Printed Name

Title

Date

APPENDIX K - HUSKY B

HYDE AMENDMENT CRITERIA

This report shall include all abortions, which do not meet the HYDE Amendment criteria, which are paid by the MCO during the quarter (e.g. July 1 - September
30). These reports shall be submitted bye the 15th of the month following the end of the quarter (e.g. October 15). The reports shall be submitted in hard copy, signed by the COO or designee, as well as electronically to LEE VOGHEL, Division of Fiscal Analysis.

PROCEDURE_CODE is one of the following:

69.01    69.51   69.93   74.91    75.0   0940Y   3131Y   59100   59105   59106   59800   59801
29810    59811   59840   59841   59850   59851   59852   59855   59856   59857   59866'

AND

PRIMARY DIAGNOSIS in not one of the following:

'632      634*    636*    637*    638*

OR

PROCEDURE_CODE is one of the following:

00940    03140   03150   59200   59812   59820   59821   59830   S0190    S0191
S0199    69.02   69.52   69.59    72.7   72.71   '72.79  96.49

AND

PRIMARY DIAGNOSIS is between 635 And 635.99.

[LOGO]

                              STATE OF CONNECTICUT
                          DEPARTMENT OF SOCIAL SERVICES

                               CONTRACT AMENDMENT

AMENDMENT NUMBER:       1

CONTRACT #:             093-MED-FCHP-1

CONTRACT PERIOD:        08/11/2001 - 9/30/2002

CONTRACTOR NAME:        FIRST CHOICE HEALTH PLAN OF CT

CONTRACTOR ADDRESS:     23 MAIDEN LANE, NORTH HAVEN, CT 06473-4201

Contract number 093-MED-FCHP-1 by and between the Department of Social Services (the "Department") and Firstchoice Health Plan of CT (the "Contractor") for the provision of services under the HUSKY A program is hereby amended as follows:

PARAGRAPH 1 OF PART I IS AMENDED TO EXTEND THE CONTRACT END DATE FOR A PERIOD OF THREE (3) MONTHS THROUGH SEPTEMBER 30, 2002. THE DEPARTMENT AND THE CONTRACTOR AGREE TO CONTINUE TO CARRY OUT THE PROVISIONS OF THE CONTRACT IN ACCORDANCE WITH ITS STATED TERMS THROUGH SEPTEMBER 30, 2002.

This document constitutes an amendment to the above numbered contract. All provisions of that contract, except those explicitly changed or described above by this amendment, shall remain in full force and effect.

                            ACCEPTANCES AND APPROVALS

CONTRACTOR                                 DEPARTMENT

FIRSTCHOICE HEALTH PLAN OF CT              DEPARTMENT OF SOCIAL SERVICES

/s/ [ILLEGIBLE]                6/24/02     /s/ [ILLEGIBLE]         6/28/02
----------------------         --------    ---------------------   -------------
Signature                      Date        Signature               Date
(Authorized Official)                      (Authorized Official)

                                                                   DEPUTY
  TEJAS PATEL                    COO       MICHAEL P. STARKOWSKI   COMMISSIONER
---------------------          --------    ---------------------   -------------
Typed Name                     Title       Typed Name              Title
(Authorized Official)                      (Authorized Official)

OFFICE OF THE ATTORNEY GENERAL

----------------                                                   -------------
Attorney General (as to form)                                        Date

( ) THIS CONTRACT DOES NOT REQUIRE THE SIGNATURE OF THE ATTORNEY GENERAL PURSUANT TO AN AGREEMENT BETWEEN THE DEPARTMENT AND THE OFFICE OF THE ATTORNEY GENERAL DATED:______________________

                         APPENDIX [ILLEGIBLE] - AMENDED

ILLEGIBLE       ILLEGIBLE     ILLEGIBLE     ILLEGIBLE       ILLEGIBLE     ILLEGIBLE      ILLEGIBLE      ILLEGIBLE     ILLEGIBLE
ILLEGIBLE       $536.44       $606.89       $605.12         $717.18       $602.97        $600.00        $724.78       $581.51
ILLEGIBLE       $102.32       $110.46       $110.15         $130.10       $109.79        $109.23        $131.46       $107.71
ILLEGIBLE       $127.22       $138.42       $138.03         $162.52       $137.60        $136.94        $164.18       $135.18
ILLEGIBLE       $207.77       $231.48       $230.81         $273.76       $230.00        $228.84        $276.70       $223.07
ILLEGIBLE       $227.33       $254.24       $253.48         $301.18       $252.59        $251.31        $304.41       $244.68
ILLEGIBLE       $218.52       $244.15       $243.42         $289.20       $242.55        $241.32        $292.32       $235.04

                                  PAGE 1 OF 1
                                EFFECTIVE 7/1/02

                             SECRETARY'S CERTIFICATE

      I, Thaddeus Bereday, the duly elected Secretary of FirstChoice HealthPlans of Connecticut, Inc., a corporation organized under the laws of the State of Connecticut (the "Corporation"), do hereby certify that the following is a full and true copy of a resolution adopted at a meeting of the Board of Directors of said Corporation, duly held on the 23rd day of May, 2003:

            "RESOLVED, that the officers of the Corporation be, and they hereby are, authorized to sign and execute in the name of the Corporation all applications, contracts, leases and other deeds and documents or instruments in writing of whatsoever nature that may be required in the ordinary course of the business of the Corporation and that may be necessary to secure for operation of the corporate affairs, governmental permits and licenses for, and incidental to, the lawful operations of the business of the Corporation, and to do such acts and things as such officers deem necessary or advisable to fulfill such legal requirements as are applicable to the Corporation and its business."

            "RESOLVED, that the officers of the Corporation and each of them acting singly are hereby authorized, empowered and directed to execute and deliver, in the name and on behalf of the Corporation, such further agreements, instruments, documents, certificates and filings, with such changes in the terms and Provisions thereof as the officer executing the same may determine necessary or appropriate, and to do and perform such other acts and deeds as they or any of them determine necessary or appropriate, in order to effectuate the purposes and intent of the foregoing resolutions."

and I do further certify that the above resolution has not been in any way altered, amended or repealed, and is now in full force and effect.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of said Corporation this 30th day of June, 2003.

                                    FirstChoice Health Plans of Connecticut Inc.

                                    /s/ Thaddeus Bereday
                                    --------------------------------------------
                                    By: Thaddeus Bereday, Secretary

                                         [APPROVED JULY 01, 2003 LEGAL SERVICES]

                              APPENDIX I - AMENDED

                     First Choice Health Plan of Connecticut

                             HUSKY B Capitation Rate
                                7/1/02 - 6/30/03

                             186 - 300% FPL: $147.04


                                  Page 1 of 1
                                Effective 7/1/02

                    CONNECTICUT DEPARTMENT OF SOCIAL SERVICES

                      AUTHORIZATION OF SIGNATURE DOCUMENT

I, Todd S. Farha, Chief Executive Officer/ President of FirstChoice Health Plans of Connecticut, Inc., a corporation organized under the laws of the State of Connecticut, hereby certify that the following is a full and true copy of a resolution adopted at a meeting of the Board of Directors of said company, duly held on the 30th day of September, 2002:

            "RESOLVED that the Chief Executive Officer/President is hereby authorized to make, execute and approve on behalf of this company, any and all contracts and amendments and to execute and approve on behalf of this company, other instruments, a part of or incident to such contracts and amendments effective until otherwise ordered by the Board of Directors".

and I do further certify that the above resolution has not been in anyway altered, amended or repealed, and is now in full force and effect. IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of said company this 30th day of September, 2002.

                               /s/ Todd S. Farha
                               --------------------------
                                       Signature

                        Chief Executive Officer/President
                        ---------------------------------
                                     Title

[LOGO]

                              STATE OF CONNECTICUT
                        DEPARTMENT OF SOCIAL SERVICES

                               CONTRACT AMENDMENT

AMENDMENT NUMBER:     2

CONTRACT #:           093-MED-FCHP-1

CONTRACT PERIOD:      08/11/2001 - 6/30/2003

CONTRACTOR NAME:      FIRST CHOICE HEALTH PLAN OF CT

CONTRACTOR ADDRESS:   23 MAIDEN LANE, NORTH HAVEN, CT 06473-4201

Contract number 093-MED-FCHP-1 by and between the Department of Social Services (the "Department") and Firstchoice Health Plan of CT (the "Contractor") for the provision of services under the HUSKY A program as amended by Amendment 1 is hereby further amended as follows:

1. PARAGRAPH 1 OF PART I AS AMENDED BY AMENDMENTS 1 IS FURTHER AMENDED TO EXTEND THE CONTRACT END DATE FOR A PERIOD OF NINE (9) MONTHS THROUGH JUNE 30, 2003.

2. APPENDIX I WHICH SETS FORTH THE CAPITATION RATES TO BE PAID BY THE DEPARTMENT IN FULL CONSIDERATION OF THE CONTRACT SERVICES RENDERED BY THE MCO IS REPLACED WITH APPENDIX I - AMENDED ATTACHED HERETO AND INCORPORATED HEREIN.

3. THE EFFECTIVE DATE OF APPENDIX I - AMENDED IS JULY 1, 2002. THE DEPARTMENT SHALL MAKE ANY NECESSARY ADJUSTMENTS TO CAPITATION PAYMENTS MADE TO THE CONTRACTOR SINCE JULY 1, 2002 TO REFLECT THE AMENDED CAPITATION RATES.

This document constitutes an amendment to the above numbered contract. All provisions of that contract, except those explicitly changed or described above by this amendment, shall remain in full force and effect.

                            ACCEPTANCES AND APPROVALS

CONTRACTOR                                 DEPARTMENT

FIRSTCHOICE HEALTH PLAN OF CT              DEPARTMENT OF SOCIAL SERVICES

/s/ [ILLEGIBLE]                9/30/02
----------------------         --------    ---------------------   -------------
Signature                      Date        Signature               Date
(Authorised Official)                      (Authorized Official)

                               CEO/                                DEPUTY
Todd S. Farha                  President   MICHAEL P. STARKOWSKI   COMMISSIONER
----------------------         --------    ---------------------   -------------
Typed Name                     Title       Typed Name              Title
(Authorized Official)                      (Authorized Official)

OFFICE OF THE ATTORNEY GENERAL

------------------------------                                     -------------
Attorney General(as to form)                                       Date

( ) THIS CONTRACT DOES NOT REQUIRE THE SIGNATURE OF THE ATTORNEY GENERAL PURSUANT TO AN AGREEMENT BETWEEN THE DEPARTMENT AND THE OFFICE OF THE ATTORNEY GENERAL DATED:_____________________

                    CONNECTICUT DEPARTMENT OF SOCIAL SERVICES

                       AUTHORIZATION OF SIGNATURE DOCUMENT

I, Todd S. Farha, Chief Executive Officer/ President of FirstChoice Health Plans of Connecticut, Inc., a corporation organized under the laws of the State of Connecticut, hereby certify that the following is a full and true copy of a resolution adopted at a meeting of the Board of Directors of said company, duly held on the 30th day of September, 2002:

            "RESOLVED that the Chief Executive Officer/President is hereby authorized to make, execute and approve on behalf of this company, any and all contracts and amendments and to execute and approve on behalf of this company, other instruments, a part of or incident to such contracts and amendments effective until otherwise ordered by the Board of Directors".

and I do further certify that the above resolution has not been in anyway altered, amended or repealed, and is now in full force and effect. IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of said company this 30th day of September, 2002.

                               /s/ Todd S. Farha
                               --------------------------
                                       Signature

                        Chief Executive Officer/President
                        ---------------------------------
                                      Title

[LOGO]

                              STATE OF CONNECTICUT
                          DEPARTMENT OF SOCIAL SERVICES

                               CONTRACT AMENDMENT
                                                                     [ILLEGIBLE]

AMENDMENT NUMBER:     3

CONTRACT #:           093-HUS-FCHP-1

CONTRACT PERIOD:      08/11/2001 - 7/31/2003

CONTRACTOR NAME:      FIRSTCHOICE HEALTH PLAN OF CT

CONTRACTOR ADDRESS:   23 MAIDEN LANE, NORTH HAVEN, CT 06473-4201

Contract number 093-HUS-FCHP-1 by and between the Department of Social Services (the "Department") and Firstchoice Health Plan of CT. (the "Contractor") for the provision of services under the HUSKY B program as amended by Amendments 1 and 2 is hereby further amended as follows:

1. PARAGRAPH 1 OF PART I AS AMENDED BY AMENDMENTS 1 AND 2 IS FURTHER AMENDED TO EXTEND THE CONTRACT END DATE FOR A PERIOD OF ONE (1) MONTH THROUGH JULY 31, 2003.

2.    PART I AS AMENDED BY AMENDMENTS 1 AND 2 IS FURTHER AMENDED TO ADD A NEW
      SECTION 37 FOR COMPLIANCE PROVISIONS RELATED TO THE HEALTH INSURANCE PORTABILITY AND PRIVACY ACT OF 1996 ("HIPAA") AS SET FORTH ON PAGES 3 THROUGH 8 OF THIS AMENDMENT.

3. APPENDIX I AS AMENDED BY AMENDMENT 2 IS HEREBY FURTHER AMENDED TO EXTEND THE EFFECTIVE DATE OF THE CAPITATION RATES FOR A PERIOD OF ONE (1) MONTH FROM 6/30/03 TO 7/31/03. IF, THROUGH THE PASSAGE OF A BUDGET FOR STATE FISCAL YEAR ("SFY") 2004 THE CAPITATION RATES ARE TO BE REVISED EFFECTIVE JULY 1, 2003, THE DEPARTMENT SHALL, IN THE NEXT AMENDMENT TO THIS CONTRACT, AMEND THE CAPITATION RATES TO REFLECT SUCH REVISIONS AND SHALL MAKE ANY NECESSARY ADJUSTMENTS TO CAPITATION PAYMENTS MADE TO THE CONTRACTOR SINCE JULY 1, 2003 TO REFLECT THE REVISED CAPITATION RATES.

                              HIPAA ACKNOWLEDGMENT

THE CONTRACTOR HEREIN IS A BUSINESS ASSOCIATE UNDER HIPAA:

CONTRACTOR                                 DEPARTMENT

FIRSTCHOICE HEALTH PLAN OF CT               DEPARTMENT OF SOCIAL SERVICES

/s/ [ILLEGIBLE]               6/26/03      /s/ [ILLEGIBLE]        6/30/03
----------------------        ---------    ---------------------  --------------
Signature                     Date         Signature              Date
(Authorized Official)                      (Authorized Official)

                               Chief
                              Executive                           DEPUTY
Todd S. Farha                 Officer      MICHAEL P. STARKOWSKI  COMMISSIONER
---------------------         ---------    ---------------------  --------------
Typed Name                    Title        Typed Name             Title
(Authorized Official)                      (Authorized Official)

[ILLEGIBLE WELLCARE LEGAL SERVICES]

                            ACCEPTANCES AND APPROVALS

This document constitutes an amendment to the above numbered contract. All provisions of that contract, except those explicitly changed or described above by this amendment, shall remain in full force and effect.

CONTRACTOR                                 DEPARTMENT

FIRSTCHOICE HEALTH PLAN OF CT               DEPARTMENT OF SOCIAL SERVICES

/s/ [ILLEGIBLE]               6/26/03      /s/ [ILLEGIBLE]        6/30/03
---------------------         ---------    ---------------------  --------------
Signature                     Date         Signature              Date
(Authorized Official)                      (Authorized Official)

                               Chief
                              Executive                           DEPUTY
Todd S. Farha [SEAL]          Officer     MICHAEL P. STARKOWSKI  COMMISSIONER
--------------------          ---------   ---------------------  --------------
Typed Name                    Title        Typed Name             Title
(Authorized Official)                      (Authorized Official)

OFFICE OF THE ATTORNEY GENERAL

--------------------------------                                        --------
Attorney General (as to form)                                           Date

[ILLEGIBLE WELLCARE LEGAL SERVICES]

( ) THIS CONTRACT DOES NOT REQUIRE THE SIGNATURE OF THE ATTORNEY GENERAL PURSUANT TO AN AGREEMENT BETWEEN THE DEPARTMENT AND THE OFFICE OF THE ATTORNEY GENERAL DATED:____________________

HIPAA Section for Purchase of Services Contracts, Part [ILLEGIBLE], 3/26/03

(insert Section # here for Part I)      HIPAA PROVISIONS

(a.) IF THE CONTRACTOR IS A BUSINESS ASSOCIATE UNDER HIPAA, THE CONTRACTOR MUST COMPLY WITH ALL TERMS AND CONDITIONS OF THIS SECTION OF THE CONTRACT. IF THE CONTRACTOR IS NOT A BUSINESS ASSOCIATE UNDER HIPAA, THIS SECTION OF THE CONTRACT DOES NOT APPLY TO THE CONTRACTOR FOR THIS CONTRACT.

(b.) The Contractor is required to safeguard the use, publication and disclosure of information on all applicants for, and all clients who receive, services under the contract in accordance "with all applicable federal and state law regarding confidentiality, which includes but is not limited to the requirements of the Health Insurance Portability and Privacy Act of 1996 ("HIPAA"), more specifically with the Privacy Rule at 45 C.F.R. Part 160 and Part 164, subparts A and E; and

(c.) The State of Connecticut Department named on page 1 of this Contract (hereinafter "DEPARTMENT") is a "covered entity" as that term is defined in 45 C.F.R. Section 160.103; and

(d.) The Contractor, on behalf of the Department, performs functions that involve the use or disclosure of "individually identifiable health information," as that term is defined in 45 C.F.R. Section 160.103 ; and

(e.) The Contractor is a "business associate" of the Department, as that term is defined in 45 C.F.R. Section 160.103; and

(f.) The Contractor and the Department agree to the following in order to secure compliance with the Health Insurance Portability and Privacy Act of 1996 ("HIPAA"), more specifically with the Privacy Rule at 45 C.F.R. Part 160 and
Part 164, subparts A and E:

I.    DEFINITIONS

      A. BUSINESS ASSOCIATE. "Business Associate" shall mean the Contractor.

      B. COVERED ENTITY. "Covered Entity" shall mean the Department of the State of Connecticut named on page 1 of this Contract.

      C. DESIGNATED RECORD SET. "Designated Record Set" shall have the same meaning as the term "designated record set" in 45 C.F.R. Section 164.501.

      D. INDIVIDUAL. "Individual" shall have the same meaning as the term "individual" in 45 C.F.R. 164.501 and shall include a person who qualifies as a personal representative as defined in 45 C.F.R. Section 164.502(g).

      E. PRIVACY RULE. "Privacy Rule " shall mean the Standards for Privacy of Individually Identifiable Health Information at 45 C.F.R. part 160 and parts 164, subparts A and E.

      F. PROTECTED HEALTH INFORMATION. "Protected Health Information" or "PHI" shall have the same meaning as the term "protected health information" in 45 C.F.R. Section 164.501, limited to information created or received by the Business Associate from or on behalf of the Covered Entity.

      G. REQUIRED BY LAW. "Required by Law'" shall have the same meaning as the term "required by law" in 45 C.F.R. Section 164.501.

      H. SECRETARY. "Secretary" shall mean the Secretary of the Department of Health and Human Services or his designee.

      I. MORE STRINGENT. "More stringent" shall have the same meaning as the term "more stringent" in 45 C.F.R. Section 160.103.

      J. SECTION OF CONTRACT. "(T)his Section of the Contract" refers to the HIPAA Provisions stated herein, in their entirety.

II.   OBLIGATIONS AND ACTIVITIES OF BUSINESS ASSOCIATE

      A. Business Associate agrees not to use or disclose PHI other than as permitted or required by this Section of the Contract or as Required by Law

      B. Business Associate agrees to use appropriate safeguards to prevent use or disclosure of PHI other than as provided for in this Section of the Contract.

      C. Business Associate agrees to mitigate, to the extent practicable, any harmful effect that is known to the Business Associate of a use or disclosure of PHI by Business Associate in violation of this Section of the Contract.

      D. Business Associate agrees to report to Covered Entity any use or disclosure of PHI not provided for by this Section of the Contract of which it becomes aware.

      E. Business Associate agrees to insure that any agent, including a subcontractor, to whom it provides PHI received from, or created or received by Business Associate, on behalf of the Covered Entity, agrees to the same restrictions and conditions that apply through this Section of the Contract to Business Associate with respect to such information.

      F. Business Associate agrees to provide access, at the request of the Covered Entity, and in the time and manner agreed to by the parties, to PHI in a

      Designated Record Set, to Covered Entity or, as directed by Covered Entity, to an Individual in order to meet the requirements under 45 C.F.R. Section 164.524.

      G. Business Associate agrees to make any amendments to PHI in a Designated Record Set that the Covered Entity directs or agrees to pursuant to 45 C.F.R. Section 164.526 at the request of the Covered Entity, and in the time and manner agreed to by the parties.

      H. Business Associate agrees to make internal practices, books, and records, including policies and procedures and PHI, relating to the use and disclosure of PHI received from, or created or received by, Business Associate on behalf of Covered Entity, available to Covered Entity or to the Secretary in a time and manner agreed to by the parties or designated by the Secretary, for purposes of the Secretary determining Covered Entity's compliance with the Privacy Rule.

      I. Business Associate agrees to document such disclosures of PHI and information related to such disclosures as would be required for Covered Entity to respond to a request by an Individual for an accounting of disclosures of PHI in accordance with 45 C.F.R. Section 164.528.

      J. Business Associate agrees to provide to Covered Entity, in a time and manner agreed to by the parties, information collected in accordance with paragraph I of this Section of the Contract, to permit Covered Entity to respond to a request by an Individual for an accounting of disclosures of PHI in accordance with 45 C.F.R. Section 164.528.

      K. Business Associate agrees to comply with any state law that is more stringent than the Privacy Rule.

III.  PERMITTED USES AND DISCLOSURES BY BUSINESS ASSOCIATE

      A. GENERAL USE AND DISCLOSURE PROVISIONS: Except as otherwise limited in this Addendum, Business Associate may use or disclose PHI to perform functions, activities, or services for, or on behalf of, Covered Entity as specified in this Contract, provided that such use or disclosure would not violate the Privacy Rule if done by Covered Entity or the minimum necessary policies and procedures of the Covered Entity.

      B. SPECIFIC USE AND DISCLOSURE PROVISIONS:

            1. Except as otherwise limited in this Section of the Contract, Business Associate may use PHI for the proper management and administration of Business Associate or to carry out the legal responsibilities of Business Associate.

            2. Except as otherwise limited in this Section of the Contract, Business Associate may disclose PHI for the proper management and administration of Business Associate, provided that disclosures are Required by Law, or Business Associate obtains reasonable assurances from the person to whom the information is disclosed that it will remain confidential and used or further disclosed only as Required by Law or for the purpose for which it was disclosed to the person, and the person notifies Business Associate of any instances of which it is aware in which the confidentiality of the information has been breached.

            3. Except as otherwise limited in this Section of the Contract, Business Associate may use PHI to provide Data Aggregation services to Covered Entity as permitted by 45 C.F.R. Section 154.514(e)(2)(i)(B).

IV.   OBLIGATIONS OF COVERED ENTITY

      A. Covered Entity shall notify Business Associate of any limitations in its notice of privacy practices of Covered Entity, in accordance with 45 C.F.R. 164.520, or to the extent that such limitation may affect Business Associate's use or disclosure of PHI.

      B. Covered Entity shall notify Business Associate of any changes in, or revocation of, permission by Individual to use or disclose PHI, to the extent that such changes may affect Business Associate's use or disclosure of PHI.

      C. Covered Entity shall notify Business Associate of any restriction to the use or disclosure of PHI that Covered Entity has agreed to in accordance with 45 C.F.R. Section 164.522, to the extent that such restriction may affect Business Associate's use or disclosure of PHI.

V.    PERMISSIBLE REQUESTS BY COVERED ENTITY

      Covered Entity shall not request Business Associate to use or disclose PHI in any manner that would not be permissible under the Privacy Rule if done by the Covered Entity, except that Business Associate may use and disclose PHI for data aggregation, and management and administrative activities of Business Associate, as permitted under this Addendum.

VI.   TERM AND TERMINATION

      A. TERM. The Term of this Section of the Contract shall be effective as of the date the Contract is effective and shall terminate when all of the PHI provided by Covered Entity to Business Associate, or created or received by Business Associate on behalf of Covered Entity, is destroyed or returned to Covered Entity, or, if it is infeasible to return or destroy PHI, protections are extended to such information, in accordance with the termination provisions in this Section.

      B. TERMINATION FOR CAUSE. Upon Covered Entity's knowledge of a material breach by Business Associate, Covered Entity shall either:

            1. Provide an opportunity for Business Associate to cure the breach or end the violation and terminate the Contract if Business Associate does not cure the breach or end the violation within the time specified by the Covered Entity; or

            2. Immediately terminate the Contract if Business Associate has breached a material term of this Section of the Contract and cure is not possible; or

            3. If neither termination nor cure is feasible, Covered Entity shall report the violation to the Secretary.

      C. EFFECT OF TERMINATION.

            1. Except as provided in paragraph (2) of this subsection C, upon termination of this Contract, for any reason, Business Associate shall return or destroy all PHI received from Covered Entity, or created or received by Business Associate on behalf of Covered Entity. This provision shall apply to PHI that is in the possession of subcontractors or agents of Business Associate. Business Associate shall retain no copies of the PHI.

            2. In the event that Business Associate determines that returning or destroying the PHI is infeasible, Business Associate shall provide to Covered Entity notification of the conditions that make return or destruction infeasible. Upon documentation by Business Associate that return of destruction of PHI is infeasible, Business Associate shall extend the protections of this Section of the Contract to such PHI and limit further uses and disclosures of PHI to those purposes that make return or destruction infeasible, for as long as Business Associate maintains such PHI. Infeasibility of the return or destruction of PHI includes, but is not limited to, requirements under state or federal law that the Business Associate maintains or preserves the PHI or copies thereof.

VII.  MISCELLANEOUS PROVISIONS

      A. REGULATORY REFERENCES. A reference in this Section of the Contract to a section in the Privacy Rule means the section as in effect or as amended.

      B. AMENDMENT. The Parties agree to take such action as in necessary to amend this Section of the Contract from time to time as is necessary for Covered

      Entity to comply with requirements of the Privacy Rule and the Health Insurance Portability and Accountability Act of 1996, Pub. L. No. 104-191.

      C. SURVIVAL. The respective rights and obligations of Business Associate under Section VI, Subsection C of this Section of the Contract shall survive the termination of this Contract.

      D. EFFECT ON CONTRACT. Except as specifically required to implement the purposes of this Section of the Contract, all other terms of the contract shall remain in force and effect.

      E. CONSTRUCTION. This Section of the Contract shall be construed as broadly as necessary to implement and comply with the Privacy Standard. Any ambiguity in this Section of the Contract shall be resolved in favor of a meaning that complies, and is consistent with, the Privacy Standard.

      F. DISCLAIMER. Covered Entity makes no warranty or representation that compliance with this Section of the Contract will be adequate or satisfactory for Business Associate's own purposes. Covered Entity shall not be liable to Business Associate for any claim, loss or damage related to or arising from the unauthorized use or disclosure of PHI by Business Associate or any of its officers, directors, employees, contractors or agents, or any third party to whom Business Associate has disclosed PHI pursuant to paragraph II D of this Addendum. Business Associate is solely responsible for all decisions made, and actions taken, by Business Associate regarding the safeguarding, use and disclosure of PHI within its possession, custody or control.

      G. INDEMNIFICATION. The Business Associate shall indemnify and hold the Covered Entity harmless from and against all claims, liabilities, judgments, fines, assessments, penalties, awards, or other expenses, of any kind or nature whatsoever, including, without limitation, attorney's fees, expert witness fees, and costs of investigation, litigation or dispute resolution, relating to or arising out of any violation by the Business Associate and its agents, including subcontractors, of any obligation of Business Associate and its agents, including subcontractors, under this Section of the Contract.

THIS MUST BE INSERTED INTO EACH PURCHASE OF SERVICES CONTRACT ON THE SIGNATURE
PAGE:

THE CONTRACTOR HEREIN IS / IS NOT A BUSINESS ASSOCIATE UNDER HIPAA*:

                                 (circle one**)

/s/ Todd S. Farha
---------------------------------------          _______________________________________________
AUTHORIZED SIGNATORY FOR THE CONTRACTOR          AUTHORIZED SIGNATORY FOR (AGENCY ABBREVIATION)

Todd S. Farha
---------------------------------------          ______________________________________________
(TYPED NAME AND TITLE)                           (TYPED NAME AND TITLE)

6/26/03
---------------------------------------          _______________________________________________
DATE                                             DATE

[ILLEGIBLE WELLCARE LEGAL SERVICES]

* per Part I, Section (whatever section of Part I this ends up to be ...) of this contract

** Department must make this determination before Contract is signed.

                              STATE OF CONNECTICUT
                         DEPARTMENT OF SOCIAL SERVICES

[QUI TRANSTULIT SUSTINET LOGO]

                               CONTRACT AMENDMENT

AMENDMENT NUMBER:            4

CONTRACT #:                  093-MED-FCHP-1

CONTRACT PERIOD:             08/11/2001 - 8/12/2003

CONTRACTOR NAME:             FIRST CHOICE HEALTH PLAN OF CT

CONTRACTOR ADDRESS:          23 MAIDEN LANE, NORTH HAVEN, CT 06473-4201

Contract number 093-MED-FCHP-1 by and between the Department of Social Services (the "Department") and Firstchoice Health Plan of CT. (the "Contractor") for the provision of services under the HUSKY A program as amended by Amendments 1, 2 and 3 is hereby further amended as follows:

1. PARAGRAPH 1 OF PART I AS AMENDED BY AMENDMENTS 1, 2 AND 3 IS FURTHER AMENDED TO EXTEND THE CONTRACT END DATE FOR A PERIOD OF TWELVE (12) DAYS THROUGH AUGUST 12, 2003. THE PURPOSE OF THIS EXTENSION IS TO PERMIT TIME FOR THE CENTERS FOR MEDICAID AND MEDICARE SERVICES TO REVIEW THE CONTRACT TERMS TO BECOME EFFECTIVE AUGUST 13, 2003.

2. APPENDIX I AS AMENDED BY AMENDMENT 2 IS HEREBY FURTHER AMENDED TO EXTEND THE EFFECTIVE DATE OF THE CAPITATION RATES FOR A PERIOD OF TWELVE (12) DAYS FROM 7/31/03 TO 8/12/03. IF, THROUGH THE PASSAGE OF A BUDGET FOR STATE FISCAL YEAR ("SFY") 2004 THE CAPITATION RATES ARE TO BE REVISED EFFECTIVE JULY 1, 2003, THE DEPARTMENT SHALL, IN THE NEXT AMENDMENT TO THIS CONTRACT, AMEND THE CAPITATION RATES TO REFLECT SUCH REVISIONS AND SHALL MAKE ANY NECESSARY ADJUSTMENTS TO CAPITATION PAYMENTS MADE TO THE CONTRACTOR SINCE JULY 1, 2003 TO REFLECT THE REVISED CAPITATION RATES.

                            ACCEPTANCES AND APPROVALS

This document constitutes an amendment to the above numbered contract. All provisions of that contract, except those explicitly changed or described above by this amendment, shall remain in full force and effect.

FIRSTCHOICE HEALTH PLAN OF CT                                 DEPARTMENT OF SOCIAL SERVICES
-----------------------------                                 -----------------------------
/s/ Todd S. Farha                           7/24/2003         ------------------------------                     -------------------
------------------------------       -----------------------
Signature (Authorized Official)                Date           Signature (Authorized Official)                    Date

Todd S. Farha                        Chief Executive Officer  MICHAEL P. STARKOWSKI                              DEPUTY COMMISSIONER
-------------------------------      -----------------------  --------------------------------                   -------------------
Typed Name (Authorized Official)               Title          Typed Name (Authorized Official)                   Title

----------------------------                                                                                     -------------------
Attorney General(as to form)                                                                                     Date

( ) THIS CONTRACT DOES NOT REQUIRE THE SIGNATURE OF THE ATTORNEY GENERAL PURSUANT TO AN AGREEMENT BETWEEN THE DEPARTMENT AND THE OFFICE OF THE ATTORNEY GENERAL DATED:
               ---------------------------------------------------------------

                                 APPENDIX    Amended

PLAN NAME:
FIRSTCHOICE

CAPITATION RATES
07/01/02 -08/12/03

                             FAIRFIELD     HARTFORD   LITCHFIELD   MIDDLESEX    NEW HAVEN    NEW LONDON     TOLLAND       WINDHAM
                             ---------     --------   ----------   ---------    ---------    ----------     -------       -------
UNDER ONE                   $   536.44    $ 606.89    $  605.12    $  717.18    $  602.97    $  600.00    $   724.78    $   581.51

AGES 1 TO 14                $   102.32    $ 110.46    $  110.15    $  130.10    $  109.79    $  109.23    $   131.46    $   107.71

MALE - AGES 15 TO 39        $   127.22    $ 138.42    $  138.03    $  162.52    $  137.60    $  136.94    $   164.18    $   135.18

FEMALE - AGES 15 TO 39      $   207.77    $ 231.48    $  230.81    $  273.76    $  230.00    $  228.84    $   276.70    $   223.07

MALE - AGES 40 AND OVER     $   227.33    $ 254.24    $  253.48    $  301.18    $  252.59    $  251.31    $   304.41    $   244.68

FEMALE - AGES 40 AND OVER   $   218.52    $ 244.15    $  243.42    $  289.20    $  242.55    $  241.32    $   292.32    $   235.04

                                   PAGE 1 OF 1
                                Effective 7/1/02

                             SECRETARY'S CERTIFICATE

      I, Thaddeus Bereday, the duly elected Secretary of FirstChoice HealthPlans of Connecticut, Inc., a corporation organized under the laws of the State of Connecticut (the "Corporation"), do hereby certify that the following is a full and true copy of a resolution adopted at a meeting of the Board of Directors of said Corporation, duly held on the 23rd day of May, 2003:

            "RESOLVED, that the officers of the Corporation be, and they hereby are, authorized to sign and execute in the name of the Corporation all applications, contracts, leases and other deeds and documents or instruments in writing of whatsoever nature that may be required in the ordinary course of the business of the Corporation and that may be necessary to secure for operation of the corporate affairs, governmental permits and licenses for, and incidental to, the lawful operations of the business of the Corporation, and to do such acts and things as such officers deem necessary or advisable to fulfill such legal requirements as are applicable to the Corporation and its business."

            "RESOLVED, that the officers of the Corporation and each of them acting singly are hereby authorized, empowered and directed to execute and deliver, in the name and on behalf of the Corporation, such further agreements, instruments, documents, certificates and filings, with such changes in the terms and provisions thereof as the officer executing the same may determine necessary or appropriate, and to do and perform such other acts and deeds as they or any of them determine necessary or appropriate, in order to effectuate the purposes and intent of the foregoing resolutions."

and I do further certify that the above resolution has not been in any way altered, amended or repealed, and is now in full force and effect.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of said Corporation this 28th day of June, 2003.

                                    FirstChoice HealthPlans of Connecticut, Inc.

                                    /s/ Thaddeus Bereday
                                    --------------------------------------------
                                    By: Thaddeus Bereday, Secretary

                              STATE OF CONNECTICUT
                          DEPARTMENT OF SOCIAL SERVICES

[QUI TRANSTULIT SUSTINET LOGO]

                               CONTRACT AMENDMENT

AMENDMENT NUMBER:        5

CONTRACT #:              093-HUS-FCHP-1

CONTRACT PERIOD:         08/11/2001 - 9/30/2003

CONTRACTOR NAME:         FIRSTCHOICE HEALTH PLAN OF CT

CONTRACTOR ADDRESS:      23 MAIDEN LANE, NORTH HAVEN, CT 06473-4201

Contract number 093-HUS-FCHP-1 by and between the Department of Social Services (the "Department") and Firstchoice Health Plan of CT. (the "Contractor") for the provision of services under the HUSKY B program as amended by Amendments 1, 2, 3 and 4 is hereby further amended as follows:

1. PARAGRAPH 1 OF PART I AS AMENDED BY AMENDMENTS 1, 2, 3 AND 4 IS FURTHER AMENDED TO EXTEND THE CONTRACT END DATE FOR A PERIOD OF ONE (1) MONTH THROUGH SEPTEMBER 30, 2003.

2. APPENDIX I AS AMENDED BY AMENDMENT 3 IS HEREBY FURTHER AMENDED TO EXTEND THE EFFECTIVE DATE OF THE CAPITATION RATES FOR A PERIOD OF ONE (1) MONTH FROM 8/31/03 TO 9/30/03. IF, THROUGH THE PASSAGE OF A BUDGET FOR STATE FISCAL YEAR ("SFY") 2004 THE CAPITATION RATES ARE TO BE REVISED EFFECTIVE JULY 1, 2003, THE DEPARTMENT SHALL, IN THE NEXT AMENDMENT TO THIS CONTRACT, AMEND THE CAPITATION RATES TO REFLECT SUCH REVISIONS AND SHALL MAKE ANY NECESSARY ADJUSTMENTS TO CAPITATION PAYMENTS MADE TO THE CONTRACTOR SINCE JULY 1, 2003 TO REFLECT THE REVISED CAPITATION RATES.

                            ACCEPTANCES AND APPROVALS

This document constitutes an amendment to the above numbered contract. All provisions of that contract, except those explicitly changed or described above by this amendment, shall remain in full force and effect.

CONTRACTOR                                                    DEPARTMENT
FIRSTCHOICE HEALTH PLAN OF CT                                 DEPARTMENT OF SOCIAL SERVICES
-----------------------------                                 -----------------------------
/s/ Todd S. Farha                                     8/27/03
------------------------------------------            ----------        ------------------------------------     -------------------
Signature (Authorized Official)                       Date              Signature (Authorized Official)          Date

Todd. S. Farha                               Chief Executive Officer    MICHAEL P. STARKOWSKI                    DEPUTY COMMISSIONER
------------------------------------------   -----------------------    ------------------------------------     -------------------
Typed Name (Authorized Official)                      Title             Typed Name (Authorized Official)         Title

OFFICE OF THE ATTORNEY GENERAL

------------------------------------------                                                                       -------------------
Attorney General (as to form)                                                                                    Date

[ILLEGIBLE WELLCARE LEGAL SERVICES]

( ) THIS CONTRACT DOES NOT REQUIRE THE SIGNATURE OF THE ATTORNEY GENERAL PURSUANT TO AN AGREEMENT BETWEEN THE DEPARTMENT AND THE OFFICE OF THE ATTORNEY GENERAL DATED:
               ---------------------

                              APPENDIX I - AMENDED

                    First Choice Health Plan of Connecticut

                            HUSKY B Capitation Rate
                                7/1/02 - 9/30/03

                            186 - 300% FPL: $147.04

                       ASSISTANT SECRETARY'S CERTIFICATE

      I, David Smith, the duly elected Assistant Secretary of FirstChoice HealthPlans of Connecticut, Inc., a corporation organized under the laws of the State of Connecticut (the "Corporation"), do hereby certify that the following is a full and true copy of a resolution adopted at a meeting of the Board of Directors of said Corporation, duly held on the 23rd day of May, 2003:

            "RESOLVED, that the officers of the Corporation be, and they hereby are, authorized to sign and execute in the name of the Corporation all applications, contracts, leases and other deeds and documents or instruments in writing of whatsoever nature that may be required in the ordinary course of the business of the Corporation and that may be necessary to secure for operation of the corporate affairs, governmental permits and licenses for, and incidental to, the lawful operations of the business of the Corporation, and to do such acts and things as such officers deem necessary or advisable to fulfill such legal requirements as are applicable to the Corporation and its business."

            "RESOLVED, that the officers of the Corporation and each of them acting singly are hereby authorized, empowered and directed to execute and deliver, in the name and on behalf of the Corporation such further agreements, instruments, documents, certificates and filings, with such changes in the terms and provisions thereof as the officer executing the same may determine necessary or appropriate, and to do and perform such other acts and deeds as they or any of them determine necessary or appropriate, in order to effectuate the purposes and intent of the foregoing resolutions."

and I do further certify that the above resolution has not been in any way altered, amended or repealed, and is now in full force and effect.

      IN WITNESS WHEREOF, I have hereunto executed the Assistant Secretary's Certificate this 27th day of August 2003.

                                    FirstChoice HealthPlans of Connecticut, Inc.

                                    /s/ David Smith
                                    --------------------------------------------
                                    By: David Smith, Assistant Secretary

                              STATE OF CONNECTICUT
                          DEPARTMENT OF SOCIAL SERVICES

[QUI TRANSTULIT SUSTINET LOGO]

                               CONTRACT AMENDMENT

AMENDMENT NUMBER:        5

CONTRACT #:              093-HUS-FCHP-1

CONTRACT PERIOD:         08/11/2001 - 9/30/2003

CONTRACTOR NAME:         FIRSTCHOICE HEALTH PLAN OF CT

CONTRACTOR ADDRESS:      23 MAIDEN LANE, NORTH HAVEN, CT 06473-4201

Contract number 093-HUS-FCHP-1 by and between the Department of Social Services (the "Department") and Firstchoice Health Plan of CT. (the "Contractor") for the provision of services under the HUSKY B program as amended by Amendments 1, 2, 3 and 4 is hereby further amended as follows:

1. PARAGRAPH 1 OF PART I AS AMENDED BY AMENDMENTS 1, 2, 3 AND 4 IS FURTHER AMENDED TO EXTEND THE CONTRACT END DATE FOR A PERIOD OF ONE (1) MONTH THROUGH SEPTEMBER 30, 2003.

2. APPENDIX I AS AMENDED BY AMENDMENT 3 IS HEREBY FURTHER AMENDED TO EXTEND THE EFFECTIVE DATE OF THE CAPITATION RATES FOR A PERIOD OF ONE (1) MONTH FROM 8/31/03 TO 9/30/03. IF, THROUGH THE PASSAGE OF A BUDGET FOR STATE FISCAL YEAR ("SFY") 2004 THE CAPITATION RATES ARE TO BE REVISED EFFECTIVE JULY 1, 2003, THE DEPARTMENT SHALL, IN THE NEXT AMENDMENT TO THIS CONTRACT, AMEND THE CAPITATION RATES TO REFLECT SUCH REVISIONS AND SHALL MAKE ANY NECESSARY ADJUSTMENTS TO CAPITATION PAYMENTS MADE TO THE CONTRACTOR SINCE JULY 1, 2003 TO REFLECT THE REVISED CAPITATION RATES.

                            ACCEPTANCES AND APPROVALS

This document constitutes an amendment to the above numbered contract. All provisions of that contract, except those explicitly changed or described above by this amendment, shall remain in full force and effect.

CONTRACTOR                                                              DEPARTMENT
FIRSTCHOICE HEALTH PLAN OF CT                                           DEPARTMENT OF SOCIAL SERVICES
-----------------------------                                           -----------------------------
/s/ Todd S. Farha                                     8/27/03           /s/ Michael P. Starkowski
------------------------------------------            ----------        ------------------------------------     -------------------
Signature (Authorized Official)                       Date              Signature (Authorized Official)          Date

Todd. S. Farha                               Chief Executive Officer    MICHAEL P. STARKOWSKI                    DEPUTY COMMISSIONER
------------------------------------------   -----------------------    ------------------------------------     -------------------
Typed Name (Authorized Official)                      Title             Typed Name (Authorized Official)         Title

OFFICE OF THE ATTORNEY GENERAL

------------------------------------------                                                                       -------------------
Attorney General (as to form)                                                                                    Date

[ILLEGIBLE WELLCARE LEGAL SERVICES]

( ) THIS CONTRACT DOES NOT REQUIRE THE SIGNATURE OF THE ATTORNEY GENERAL PURSUANT TO AN AGREEMENT BETWEEN THE DEPARTMENT AND THE OFFICE OF THE ATTORNEY GENERAL DATED:
               ---------------------

                              APPENDIX I - AMENDED

                    First Choice Health Plan of Connecticut

                             HUSKY B Capitation Rate
                                7/1/02 - 10/31/03

                              186-300% FPL: $147.04

                       ASSISTANT SECRETARY'S CERTIFICATE

      I, DAVID SMITH, the duly elected ASSISTANT Secretary of FirstChoice HealthPlans of Connecticut, Inc., a corporation organized under the laws of the State of Connecticut (the "Corporation"), do hereby certify that the following is a full and true copy of a resolution adopted at a meeting of the Board of Directors of said Corporation, duly held on the 23rd day of May, 2003:

            "RESOLVED, that the officers of the Corporation be, and they hereby are, authorized to sign and execute in the name of the Corporation all applications, contracts, leases and other deeds and documents or instruments in writing of whatsoever nature that may be required in the ordinary course of the business of the Corporation and that may be necessary to secure for operation of the corporate affairs, governmental permits and licenses for, and incidental to, the lawful operations of the business of the Corporation, and to do such acts and things as such officers deem necessary or advisable to fulfill such legal requirements as are applicable to the Corporation and its business."

            "RESOLVED, that the officers of the Corporation and each of them acting singly are hereby authorized, empowered and directed to execute and deliver, in the name and on behalf of the Corporation, such further agreements, instruments, documents, certificates and filings, with such changes in the terms and provisions thereof as the officer executing the same may determine necessary or appropriate, and to do and perform such other acts and deeds as they or any of them determine necessary or appropriate, in order to effectuate the purposes and intent of the foregoing resolutions."

and I do further certify that the above resolution has not been in any way altered, amended or repealed, and is now in full force and effect.

      IN WITNESS WHEREOF, I have hereunto executed the Assistant Secretary's Certificate this 27th day of August 2003. seal of said Corporation this 29(th) day of September, 2003.

                                    FirstChoice HealthPlans of Connecticut, Inc.

                                    /s/ David Smith
                                    --------------------------------------------
                                    By: David Smith, Assistant Secretary

                              STATE OF CONNECTICUT
                         DEPARTMENT OF SOCIAL SERVICES

[QUI TRANSTULIT SUSTINET LOGO]

                               CONTRACT AMENDMENT

AMENDMENT NUMBER:        6

CONTRACT #:              093-HUS-FCHP-1

CONTRACT PERIOD:         08/11/2001 - 10/31/2003

CONTRACTOR NAME:         FIRSTCHOICE HEALTH PLAN OF CT

CONTRACTOR ADDRESS:      23 MAIDEN LANE, NORTH HAVEN, CT 06473-4201

Contract number 093-HUS-FCHP-1 by and between the Department of Social Services (the "Department") and Firstchoice Health Plan of CT. (the "Contractor") for the provision of services under the HUSKY B program as amended by Amendments 1, 2, 3, 4 and 5 is hereby further amended as follows:

1. PARAGRAPH 1 OF PART I AS AMENDED BY AMENDMENTS 1, 2, 3, 4 AND 5 IS FURTHER AMENDED TO EXTEND THE CONTRACT END DATE FOR A PERIOD OF ONE (1) MONTH THROUGH OCTOBER 31, 2003.

2. APPENDIX I AS AMENDED BY AMENDMENT 5 IS HEREBY FURTHER AMENDED TO EXTEND THE EFFECTIVE DATE OF THE CAPITATION RATES FOR A PERIOD OF ONE (1) MONTH FROM 9/30/03 TO 10/31/03. IF, THROUGH THE PASSAGE OF A BUDGET FOR STATE FISCAL YEAR ("SFY") 2004 THE CAPITATION RATES ARE TO BE REVISED EFFECTIVE JULY 1, 2003, THE DEPARTMENT SHALL, IN THE NEXT AMENDMENT TO THIS CONTRACT, AMEND THE CAPITATION RATES TO REFLECT SUCH REVISIONS AND SHALL MAKE ANY NECESSARY ADJUSTMENTS TO CAPITATION PAYMENTS MADE TO THE CONTRACTOR SINCE JULY 1, 2003 TO REFLECT THE REVISED CAPITATION RATES.

                            ACCEPTANCES AND APPROVALS

This document constitutes an amendment to the above numbered contract. All provisions of that contract and prior amendments, except those explicitly changed or described above by this amendment, shall remain in full force and effect.

CONTRACTOR                                                    DEPARTMENT
FIRSTCHOICE HEALTH PLAN OF CT                                 DEPARTMENT OF SOCIAL SERVICES
---------------------------------                             --------------------------------
/s/ Todd S. Farha                         9/29/03
---------------------------------         ---------------     --------------------------------                   -------------------
Signature (Authorized Official)           Date                Signature (Authorized Official)                    Date

Todd S. Farha                             President & CEO     MICHAEL P. STARKOWSKI                              DEPUTY COMMISSIONER
---------------------------------         ---------------     --------------------------------                   -------------------
Typed Name (Authorized Official)          Title               Typed Name (Authorized Official)                   Title

OFFICE OF THE ATTORNEY GENERAL

---------------------------------                                                                                -------------------
Attorney General (as to form)                                                                                    Date

[ILLEGIBLE WELLCARE LEGAL SERVICES]

( ) THIS CONTRACT DOES NOT REQUIRE THE SIGNATURE OF THE ATTORNEY GENERAL PURSUANT TO AN AGREEMENT BETWEEN THE DEPARTMENT AND THE OFFICE OF THE ATTORNEY GENERAL DATED: __________________________

                              APPENDIX I - AMENDED

                    First Choice Health Plan of Connecticut

                             HUSKY B Capitation Rate
                                7/1/02- 10/31/03

                              186-300% FPL: $147.04

                             SECRETARY'S CERTIFICATE

      I, Thaddeus Bereday, the duly elected Secretary of FirstChoice HealthPlans of Connecticut, Inc., a corporation organized under the laws of the State of Connecticut (the "Corporation"), do hereby certify that the following is a full and true copy of a resolution adopted at a meeting of the Board of Directors of said Corporation, duly held on the 23rd day of May, 2003:

            "RESOLVED, that the officers of the Corporation be, and they hereby are, authorized to sign and execute in the name of the Corporation all applications, contracts, leases and other deeds and documents or instruments in writing of whatsoever nature that may be required in the ordinary course of the business of the Corporation and that may be necessary to secure for operation of the corporate affairs, governmental permits and licenses for, and incidental to, the lawful operations of the business of the Corporation, and to do such acts and things as such officers deem necessary or advisable to fulfill such legal requirements as are applicable to the Corporation and its business."

            "RESOLVED, that the officers of the Corporation and each of them acting singly are hereby authorized, empowered and directed to execute and deliver, in the name and on behalf of the Corporation, such further agreements, instruments, documents, certificates and filings, with such changes in the terms and provisions thereof as the officer executing the same may determine necessary or appropriate, and to do and perform such other acts and deeds as they or any of them determine necessary or appropriate, in order to effectuate the purposes and intent of the foregoing resolutions."

and I do further certify that the above resolution has not been in any way altered, amended or repealed, and is now in full force and effect.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of said Corporation this 29th day of September, 2003.

                                    FirstChoice HealthPlans of Connecticut, Inc.

                                    /s/ Thaddeus Bereday
                                    --------------------------------------------
                                    By: Thaddeus Bereday, Secretary

                              STATE OF CONNECTICUT
                         DEPARTMENT OF SOCIAL SERVICES

[QUI TRANSTULIT SUSTINET LOGO]

                               CONTRACT AMENDMENT

AMENDMENT NUMBER:        7

CONTRACT #:              093-HUS-FCHP-1

CONTRACT PERIOD:         08/11/2001 - 11/30/2003

CONTRACTOR NAME:         FIRSTCHOICE HEALTH PLAN OF CT

CONTRACTOR ADDRESS:      23 MAIDEN LANE, NORTH HAVEN, CT 06473-4201

Contract number 093-HUS-FCHP-1 by and between the Department of Social Services (the "Department") and Firstchoice Health Plan of CT. (the "Contractor") for the provision of services under the HUSKY B program as amended by Amendments 1, 2, 3, 4, 5 and 6 is hereby further amended as follows:

1. PARAGRAPH 1 OF PART I AS AMENDED BY AMENDMENTS 1, 2, 3, 4, 5 AND 6 IS FURTHER AMENDED TO EXTEND THE CONTRACT END DATE FOR A PERIOD OF ONE (1) MONTH THROUGH NOVEMBER 30, 2003.

2. APPENDIX I AS AMENDED BY AMENDMENT 6 IS HEREBY FURTHER AMENDED TO EXTEND THE EFFECTIVE DATE OF THE CAPITATION RATES FOR A PERIOD OF ONE (1) MONTH FROM 10/31/03 to 11/30/03. IF, THROUGH THE PASSAGE OF A BUDGET FOR STATE FISCAL YEAR ("SFY") 2004 THE CAPITATION RATES ARE TO BE REVISED EFFECTIVE JULY 1, 2003, THE DEPARTMENT SHALL, IN THE NEXT AMENDMENT TO THIS CONTRACT, AMEND THE CAPITATION RATES TO REFLECT SUCH REVISIONS AND SHALL MAKE ANY NECESSARY ADJUSTMENTS TO CAPITATION PAYMENTS MADE TO THE CONTRACTOR SINCE JULY 1, 2003 TO REFLECT THE REVISED CAPITATION RATES.

                            ACCEPTANCES AND APPROVALS

This document constitutes an amendment to the above numbered contract. All provisions of that contract and prior amendments, except those explicitly changed or described above by this amendment, shall remain in full force and effect.

CONTRACTOR                                                         DEPARTMENT
FIRSTCHOICE HEALTH PLAN OF CT                                      DEPARTMENT OF SOCIAL SERVICES
-----------------------------                                      ---------------------------------
/s/ Thaddeus Bereday                  10/29/03                     /s/ Michael P. Starkowski                     10/31/03
---------------------------------     -----------------------      ---------------------------------             -------------------
Signature (Authorized Official)       Date                         Signature (Authorized Official)               Date

                                      SENIOR VICE PRESIDENT &
THADDEUS BEREDAY                      GENERAL COUNSEL              MICHAEL P.STARKOWSKI                          DEPUTY COMMISSIONER
---------------------------------     -----------------------      ---------------------------------             -------------------
Typed Name (Authorized Official)      Title                        Typed Name(Authorized Official)                Title

OFFICE OF THE ATTORNEY GENERAL

---------------------------------                                                                                -------------------
Attorney General (as to form)                                                                                    Date

( ) THIS CONTRACT DOES NOT REQUIRE THE SIGNATURE OF THE ATTORNEY GENERAL PURSUANT TO AN AGREEMENT BETWEEN THE DEPARTMENT AND THE OFFICE OF THE ATTORNEY GENERAL DATED:_______________________________________________________

                              APPENDIX I - AMENDED

                    First Choice Health Plan of Connecticut

                             HUSKY B Capitation Rate
                                7/1/02- 11/30/03

                              186-300% FPL: $147.04

                            SECRETARY'S CERTIFICATE

      I, Thaddeus Bereday, the duly elected Secretary of FirstChoice HealthPlans of Connecticut, Inc., a corporation organized under the laws of the State of Connecticut (the "Corporation"), do hereby certify that the following is a full and true copy of a resolution adopted at a meeting of the Board of Directors of said Corporation, duly held on the 23rd day of May, 2003:

            "RESOLVED, that the officers of the Corporation be, and they hereby are, authorized to sign and execute in the name of the Corporation all applications, contracts, leases and other deeds and documents or instruments in writing of whatsoever nature that may be required in the ordinary course of the business of the Corporation and that may be necessary to secure for operation of the corporate affairs, governmental permits and licenses for, and incidental to, the lawful operations of the business of the Corporation, and to do such acts and things as such officers deem necessary or advisable to fulfill such legal requirements as are applicable to the Corporation and its business."

            "RESOLVED, that the officers of the Corporation and each of them acting singly are hereby authorized, empowered and directed to execute and deliver, in the name and on behalf of the Corporation such further agreements, instruments, documents, certificates and filings, with such changes in the terms and provisions thereof as the officer executing the same may determine necessary or appropriate, and to do and perform such other acts and deeds as they or any of them determine necessary or appropriate, in order to effectuate the purposes and intent of the foregoing resolutions."

and I do further certify that the above resolution has not been in any way altered, amended or repealed, and is now in full force and effect.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of said Corporation this 29th day of October, 2003.

                                    FirstChoice HealthPlans of Connecticut, Inc.

                                    /s/ Thaddeus Bereday
                                    --------------------------------------------
                                    By: Thaddeus Bereday, Secretary

                              STATE OF CONNECTICUT
                          DEPARTMENT OF SOCIAL SERVICES
             25 SIGOURNEY STREET - HARTFORD, CONNECTICUT 06106-5033

[QUI TRANSTULIT SUSTINET LOGO]

October 21, 2003

Ms. Kathleen R. Casey
Project Manager/Paralegal
WellCare
6800 N. Dale Mabry Highway
Suites 270-299
Tampa FL 33614

Re: Seventh Amendment to Contract Number 093-HUS-FCHP-1 by and between the Department of Social Services and FirstChoice Health Plan of Connecticut for the provision of HUSKY B services

Dear Ms. Casey:

I enclose for your review and signature the above referenced contract amendment for a one-month continuation of HUSKY B services, through November 30, 2003. The Department is unable, at this time, to implement new HUSKY B rates as they have not been finalized. We are hopeful that the rates will be finalized within the next few weeks. Until such time, however, and in order to prevent the termination of the HUSKY B contract, it is imperative that First Choice HealthPlan and the Department execute the enclosed amendment BEFORE OCTOBER 31, 2003.

Please execute both originals, have the authorization of signature document completed and return the documents to my attention. I will facilitate the execution of the amendment by Deputy Commissioner Starkowski and thereafter provide you with a fully executed copy for your files.

Thank you for your assistance during the amendment process. If you have any questions, do not hesitate to contact me.

Sincerely,

/s/ Kathleen M. Brennan
-----------------------------
Kathleen M. Brennan
Director, Contract Procurement

Enclosure

C:    Deputy Commissioner Starkowski
      David Parrella
      Rose Ciarcia

               An Equal Opportunity / Affirmative Action Employer
                     Printed On Recycled Or Recovered Paper

                              STATE OF CONNECTICUT
                          DEPARTMENT OF SOCIAL SERVICES
             25 SIGOURNEY STREET - HARTFORD, CONNECTICUT 06106-5033

[QUI TRANSTULIT SUSTINET LOGO]

October 21,2003

Ms. Kathleen R. Casey
Project Manager/Paralegal
WellCare
6800 N. Dale Mabry Highway
Suites 270-299
Tampa FL 33614

Re: Seventh Amendment to Contract Number 093-MED-FCHP-1 by and between the Department of Social Services and FirstChoice Health Plan of Connecticut for the provision of HUSKY A

Dear Ms. Casey:

I enclose for your review and signature the above referenced contract amendment for a one-month continuation of HUSKY A services, through November 30, 2003. The Department is unable, at this time, to implement new managed care capitation rates as the Centers for Medicare and Medicaid Services ("CMS") have not completed their review of the rates. On September 15, 2003, CMS requested additional clarification that has been provided. We are hopeful that the submission of the requested information will complete their review and result in an approval of the rates. Until such time, however, and in order to prevent the termination of the HUSKY A contract, it is imperative that FCHP and the Department execute the enclosed amendment BEFORE OCTOBER 31, 2003.

The amendment not only extends the contract for a period of one-month but also replaces Section 3.47 of the contract to implement Section 72 of PA 3-03 and
Section 11 of PA 03-1, co-payments for prescription drugs and outpatient services. Provider bulletins PB 2003-45 and PB 2003-89 have been enclosed for your reference.

Please execute both originals, have the authorization of signature document completed and return the documents to my attention. I will facilitate the execution of the amendment by Deputy Commissioner Starkowski and thereafter provide you with a fully executed copy for your files.

Thank you for your assistance during the amendment process. If you have any questions, do not hesitate to contact me.

Sincerely,

/s/ Kathleen M. Brennan
-----------------------
Kathleen M. Brennan
Director, Contract Procurement

Enclosure

C:    Deputy Commissioner Starkowski
      David Parrella
      Rose Ciarcia

               An Equal Opportunity / Affirmative Action Employer
                     Printed on Recycled or Recovered Paper

                                                                 [WELLCARE LOGO]

                           WELLCARE HEALTH PLANS, INC.

                         The WellCare Group of Companies

THE WELLCARE MANAGEMENT GROUP, INC.

WELL CARE HMO, INC.

HEALTHEASE OF FLORIDA, INC.

WELLCARE OF NEW YORK, INC.

FIRSTCHOICE HEALTHPLANS OF CONNECTICUT, INC.

WELLCARE BEHAVIORAL HEALTH, INC.

WELLCARE OF LOUISIANA, INC.

COMPREHENSIVE HEALTH MANAGEMENT, INC.

COMPREHENSIVE HEALTH MANAGEMENT OF FLORIDA, L.C.

6800 N. Dale Mabry Hwy.
Suite 168
Tampa, Florida 33614
Telephone: 813.290.6200
Fax: 813.xxx.xxxx

October 29, 2003

Ms. Kathleen M. Brennan
Director, Contract Procurement
State of Connecticut
Department of Social Services
25 Sigourney Street
Hartford, CT 06106-5033

      Re:   Amendment Number 7, Contract # 093-MED-FCHP-1,
            Contract Period: 8/11/01 - 11/30/03
            Amendment Number 7, Contract #093-HUS-FCHP-1,
            Contract Period: 8/11/01 - 11/30/03

Dear Ms. Brennan:

      Enclosed please find two signed Contract Amendments for further signature processing. Once fully executed, kindly forward a copy back to me for our records.

      If you have any questions or if I can be of additional assistance, please feel free to contact me at 813-290-6226.

Sincerely,

/s/ Kathleen R. Casey
-------------------------------
Kathleen R. Casey
Project Manager, Legal Services

Enclosures

cc:   Joan Morgan
      Doug Hayward

                              STATE OF CONNECTICUT
                         DEPARTMENT OF SOCIAL SERVICES

[QUI TRANSTULIT SUSTINET LOGO]

                               CONTRACT AMENDMENT

AMENDMENT NUMBER:        8

CONTRACT #:              093-HUS-FCHP-1

CONTRACT PERIOD:         08/11/2001 - 12/31/2003

CONTRACTOR NAME:         FIRSTCHOICE HEALTH PLAN OF CT

CONTRACTOR ADDRESS:      23 MAIDEN LANE, NORTH HAVEN, CT 06473-4201

Contract number 093-HUS-FCHP-1 by and between the Department of Social Services (the "Department") and Firstchoice Health Plan of CT (the "Contractor") for the provision of services under the HUSKY B program as amended by Amendments 1, 2, 3, 4, 5, 6 and 7 is hereby further amended as follows:

1. PARAGRAPH 1 OF PART I AS AMENDED BY AMENDMENTS 1, 2, 3, 4, 5, 6 AND 7 IS FURTHER AMENDED TO EXTEND THE CONTRACT END DATE FOR A PERIOD OF ONE (1) MONTH THROUGH DECEMBER 31, 2003.

2. APPENDIX I AS AMENDED BY AMENDMENT 7 IS HEREBY FURTHER AMENDED TO EXTEND THE EFFECTIVE DATE OF THE CAPITATION RATES FOR A PERIOD OF ONE (1) MONTH FROM 11/30/03 TO 12/31/03. IF, THROUGH THE PASSAGE OF A BUDGET FOR STATE FISCAL YEAR ("SFY") 2004 THE CAPITATION RATES ARE TO BE REVISED EFFECTIVE JULY 1, 2003, THE DEPARTMENT SHALL, IN THE NEXT AMENDMENT TO THIS CONTRACT, AMEND THE CAPITATION RATES TO REFLECT SUCH REVISIONS AND SHALL MAKE ANY NECESSARY ADJUSTMENTS TO CAPITATION PAYMENTS MADE TO THE CONTRACTOR SINCE JULY 1, 2003 TO REFLECT THE REVISED CAPITATION RATES.

                            ACCEPTANCES AND APPROVALS

This document constitutes an amendment to the above numbered contract. All provisions of that contract and prior amendments, except those explicitly changed or described above by this amendment, shall remain in full force and effect.

CONTRACTOR                                                    DEPARTMENT
FIRSTCHOICE HEALTH PLAN OF CT                                 DEPARTMENT OF SOCIAL SERVICES
-----------------------------------                           ------------------------------------
/S/ Todd S. Farha                         [ILLEGIBLE]
-----------------------------------       ------------        ------------------------------------               -------------------
Signature (Authorized Official)           Date                Signature (Authorized Official)                    Date

                                                              MICHAEL P. STARKOWSKI                              DEPUTY COMMISSIONER
-----------------------------------       ------------        ------------------------------------               -------------------
Typed Name(Authorized Official)           Title               Typed Name (Authorized Official)                   Title

OFFICE OF THE ATTORNEY GENERAL

-----------------------------------                                                                              -------------------
Attorney General (as to form)                                                                                    Date

[ILLEGIBLE WELLCARE LEGAL SERVICES]

( ) THIS CONTRACT DOES NOT REQUIRE THE SIGNATURE OF THE ATTORNEY GENERAL PURSUANT TO AN AGREEMENT BETWEEN THE DEPARTMENT AND THE OFFICE OF THE ATTORNEY GENERAL DATED:_______________________________________________________

                               APPENDIX I - AMENDED

                    First Choice Health Plan of Connecticut

                             HUSKY B Capitation Rate
                                7/1/02 - 12/31/03

                              186 - 300% FPL: $147.04

                             SECRETARY'S CERTIFICATE

      I, Thaddeus Bereday, the duly elected Secretary of FirstChoice HealthPlans of Connecticut, Inc., a corporation organized under the laws of the State of Connecticut (the "Corporation"), do hereby certify that the following is a full and true copy of a resolution adopted at a meeting of the Board of Directors of said Corporation, duly held on the 23rd day of May, 2003:

            "RESOLVED, that the officers of the Corporation be, and they hereby are, authorized to sign and execute in the name of the Corporation all applications contracts, leases and other deeds and documents or instruments in writing of whatsoever nature that may be required in the ordinary course of the business of the Corporation and that may be necessary to secure for operation of the corporate affairs, governmental permits and licenses for, and incidental to, the lawful operations of the business of the Corporation, and to do such acts and things as such officers deem necessary or advisable to fulfill such legal requirements as are applicable to the Corporation and its business."

            "RESOLVED, that the officers of the Corporation and each of them acting singly are hereby authorized, empowered and directed to execute and deliver, in the name and on behalf of the Corporation, such further agreements, instruments, documents, certificates and filings, with such changes in the terms and provisions thereof as the officer executing the same may determine necessary or appropriate, and to do and perform such other acts and deeds as they or any of them determine necessary or appropriate, in order to effectuate the purposes and intent of the foregoing resolutions."

and I do further certify that the above resolution has not been in any way altered, amended or repealed, and is now in full force and effect.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of said Corporation this 25th day of November, 2003.

                                    FirstChoice HealthPlans of Connecticut, Inc.

                                    /s/ Thaddeus Bereday
                                    --------------------------------------------
                                    By: Thaddeus Bereday, Secretary